Filed pursuant to Rule 497

Registration Statement No. 333-129260

PROSPECTUS SUPPLEMENT

(To Prospectus dated January 26, 2006)

816,330 Shares

UTEK CORPORATION

Common Stock

$12.25 per share

• UTEK Corporation is offering for sale 816,330 shares of its common stock. • Trading symbol: American Stock Exchange — UTK	• Trading symbol: AIM market of the London Stock Exchange — UTKA • The last reported sale price on the American Stock Exchange of our common stock on February 2, 2006 was $14.50 per share.

Please read this prospectus supplement and the accompanying prospectus before investing, and keep it for future reference. It contains important information about us that a prospective investor ought to know before investing in our common stock. We file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission. This information is available free of charge by contacting us at 202 S. Wheeler Street, Plant City, Florida 33563 or by telephone at (813) 754-4330 or on our website at www.utekcorp.com. The Securities and Exchange Commission also maintains a website at www.sec.gov that contains such information.

See “ Risk Factors” on page 7 of the accompanying prospectus to read about factors you should consider before buying shares of our common stock.

	Per Share	Total
Public offering price	$12.25	$10,000,043
Underwriting discount	$0.86	$702,044
Proceeds, before expenses, to UTEK Corporation(1)	$11.39	$9,297,999

(1)	Expenses payable by us are estimated to be $300,000.

The underwriter is offering the shares of our common stock as described in “Underwriting” on page S-3 of this prospectus supplement. Delivery of the shares will be made on or about February 8, 2006.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus supplement or the accompanying prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Piper Jaffray

The date of this prospectus supplement is February 2, 2006.

ABOUT THIS PROSPECTUS SUPPLEMENT

This prospectus supplement and the accompanying prospectus dated January 26, 2006 relate to the offer by us of up to 816,330 shares of our common stock. In the accompanying prospectus, we provide you with a general description of our securities that we are offering. These documents contain important information you should consider when making your investment decision. This prospectus supplement may add, update or change information in the accompanying prospectus. You should read both this prospectus supplement and the accompanying prospectus as well as the additional information described under “Where You Can Find Additional Information” on page 3 of the accompanying prospectus before investing in our securities.

You should rely only on the information contained in this prospectus supplement and the accompanying prospectus. We have not, and the underwriter has not, authorized any other person to provide you with information different from that contained in the prospectus supplement and the accompanying prospectus. This prospectus supplement and the accompanying prospectus do not constitute an offer to sell or a solicitation of any offer to buy any security other than the registered securities to which they relate, nor do they constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such an offer or solicitation in such jurisdiction. The information contained in this prospectus supplement and the accompanying prospectus is accurate as of the dates on their respective covers. Our business, financial condition, results of operations and prospects may have changed since that date. To the extent required by law, we will amend or supplement the information contained in this prospectus supplement and the accompanying prospectus to reflect any material changes to such information subsequent to the date of this prospectus supplement and the accompanying prospectus and prior to the completion of any offering pursuant to this prospectus supplement and the accompanying prospectus.

In this prospectus supplement, “UTEK,” “we,” “us” and “our” refer to UTEK Corporation and its wholly owned subsidiaries, unless the context otherwise requires.

FEES AND EXPENSES

The following table is intended to assist prospective investors in understanding the costs and expenses that an investor in an offering will bear directly or indirectly.

Stockholder Transaction Expenses

Sales load (as a percentage of offering price)(1)	7.0%

Annual Expenses (as a percentage of net assets attributable to common stock)(2)

Management fees(3)	2.6%
Interest payments on borrowed funds(4)	—
Other expenses(5)	25.4%

Total annual expenses(6)	28.0%

(1)Represents the underwriting discount with respect to the shares of our common stock to be sold by us in this offering.

(2)“Net assets attributable to common stock” equals net assets (i.e., total assets less total liabilities), which as of September 30, 2005 was $43.9 million.

(3)We do not have an investment adviser and are internally managed by our management team under the supervision of our board of directors. Therefore, we do not pay investment advisory fees, but instead we pay the operating costs associated with employing a management team to research, select and supervise our investments. As a result, this percentage reflects our estimate of the annual expenses we incur in connection with the employment of a management team to research, select and supervise our investments. We computed such estimate by (i) approximating the amount of time our management team devoted during the nine months ended September 30, 2005 to such activities and (ii) annualizing the portion of the salaries and wages we paid to our management team during the nine months ended September 30, 2005 associated with such activities.

(4)We had no borrowings outstanding as of September 30, 2005. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Liquidity and Capital Resources” in the accompanying prospectus.

(5)“Other expenses” represent our annualized operating expenses based on actual results for the nine months ended September 30, 2005, excluding interest on indebtedness and the portion of the salaries and wages we estimate that we paid to our management team relating to their research, selection and supervision of our investments. See Note 3 above.

(6)“Total annual expenses” is the sum of the management fees, interest payments on borrowed funds and other expenses.

Example

The following example is required by the Securities and Exchange Commission and demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in us. These amounts are based upon payment by an investor of a 7% sales load (the underwriting discount paid by us with respect to our common stock sold in this offering) and our payment of annual operating expenses at the levels set forth in the table above and assume no additional leverage.

	1 Year	3 Years	5 Years	10 Years
You would have to pay the following expenses on a $1,000 investment, assuming a 5% annual return	$300	$614	$801	$999

While the example assumes (as required by the Securities and Exchange Commission) a 5% annual return, our performance will vary and may result in a return greater or less than 5%.

This example should not be considered a representation of our future expenses and actual expenses may be greater or less than those shown.

USE OF PROCEEDS

We estimate that the net proceeds from the sale of the 816,330 shares of our common stock that we are offering, after deducting the underwriting discount and estimated expenses of this offering payable by us, will be approximately $9.0 million.

We intend to use the net proceeds from selling shares of our common stock to acquire licenses to new technologies, to fund additional research and development of licensed technologies and for working capital and general corporate purposes.

UNDERWRITING

We are offering the shares of our common stock described in this prospectus supplement and the accompanying prospectus through Piper Jaffray & Co. as sole underwriter. We have entered into a purchase agreement with Piper Jaffray. Subject to the terms and conditions of the purchase agreement, the underwriter has agreed to purchase 816,330 shares of common stock. The purchase agreement provides that the underwriter must buy all of the shares if it buys any of them.

The purchase agreement provides that the obligations of the underwriter are subject to certain conditions precedent, including, among other things, the absence of any material adverse change in our business and the receipt of certain opinions, letters and certificates from our counsel, our independent auditors and us.

In connection with this offering, the underwriter or certain securities dealers may distribute prospectuses electronically.

The underwriter has advised us that it proposes to offer the shares to the public at $12.25 per share. If all the shares are not sold at the public offering price, the underwriter may change the offering price and the other selling terms.

The following table shows the per share and total underwriting discount we will pay to the underwriter:

Discount
Per Share	$0.86
Total	$702,044

We estimate that the total expenses of this offering payable by us, not including the underwriting discount, will be approximately $300,000.

Pursuant to a requirement by the National Association of Securities Dealers, Inc., or NASD, the maximum commission or discount to be received by any NASD member or independent broker/dealer may not be greater than 8.0% of the gross proceeds received by us for the sale of any securities being registered pursuant to SEC Rule 415.

We and each of our directors and executive officers have agreed to certain restrictions on the ability to sell shares of our common stock and other securities that they beneficially own, including securities convertible into or exercisable or exchangeable for common stock, for a period of 90 days following the date of this prospectus supplement. This means that, subject to certain exceptions, for a period of 90 days following the date of this prospectus supplement, we and such persons may not, directly or indirectly, offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of any shares of common stock, without the prior written consent of Piper Jaffray. At any time and without public notice, Piper Jaffray may in its sole discretion release all or some of the securities from these lock-up agreements.

We have agreed to indemnify the underwriter and certain other persons against certain liabilities under the Securities Act of 1933. We have also agreed to contribute to payments the underwriter may be required to make in respect of such liabilities.

The transfer agent for our common stock is Computershare Trust Company, Inc.

Our common stock is traded on the American Stock Exchange under the symbol “UTK” and on the AIM market of the London Stock Exchange under the symbol “UTKA”.

The principal address of Piper Jaffray & Co. is 800 Nicollet Mall, Minneapolis, MN 55402.

LEGAL MATTERS

Certain legal matters with respect to the validity of the shares of common stock we are offering will be passed upon for us by Sutherland Asbill & Brennan LLP, Washington, D.C. Certain legal matters related to the offering will be passed upon for the underwriter by Lowenstein Sandler PC, New York, New York, and Nelson Mullins Riley & Scarborough LLP, Washington, D.C.

Filed Pursuant to Rule 497
Registration Statement No. 333-129260

Prospectus

6,330,960 Shares

UTEK CORPORATION

Common Stock

We may offer, from time to time, up to 6,000,000 shares of our common stock in one or more offerings.

Also, the selling stockholders named in this prospectus may offer, from time to time, up to 330,960 shares of our common stock. The selling stockholders may sell the shares held for their own account, or the shares may be sold by donees, transferees, pledgees or other successors in interest that receive such shares from the selling stockholders as a gift or other non-sale related transfer.

The shares of common stock may be offered at prices and on terms to be described in one or more supplements to this prospectus. In the case of an offering by us, the offering price per share of our common stock less any underwriting commissions or discounts will not be less than the net asset value per share of our common stock at the time we make the offering.

We are a market-driven technology-transfer business that assists companies in identifying and acquiring technologies. Technology-transfer refers to the process by which new technologies, developed in universities, government research facilities, or similar research settings, are licensed to companies for commercial development and use. Our goal is to provide companies an opportunity to acquire and commercialize innovative technologies primarily developed by universities, medical centers and federal research laboratories.

Our investment objective is to increase our net assets by exchanging stock in new companies that we form to acquire new technologies for securities of, and cash from, companies seeking to acquire such new technologies. We are a non-diversified, closed-end management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940.

The principal trading market for shares of our common stock is the American Stock Exchange, or AMEX. Our common stock is traded on the AMEX under the symbol “UTK.” On January 3, 2006, the last reported sales price on the AMEX for our common stock was $13.70 per share. Our shares of common stock also trade on the AIM market of the London Stock Exchange under the symbol “UTKA.”

See “ Risk Factors” on page 7 to read about factors you should consider before buying shares of our common stock.

Please read this prospectus and the accompanying prospectus supplement, if any, before investing, and keep it for future reference. It contains important information about us that a prospective investor ought to know before investing in our common stock. We file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission. This information is available free of charge by contacting us at 202 S. Wheeler Street, Plant City, Florida 33563 or by telephone at (813) 754-4330 or on our website at www.utekcorp.com. The Securities and Exchange Commission also maintains a website at www.sec.gov that contains such information.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The date of this prospectus is January 26, 2006.

No dealer, salesperson or other person is authorized to give any information or to represent anything not contained in this prospectus or any accompanying supplement to this prospectus. You must not rely on any unauthorized information or representations not contained in this prospectus or any accompanying prospectus supplement as if we had authorized it. This prospectus and any accompanying prospectus supplement do not constitute an offer to sell or a solicitation of any offer to buy any security other than the registered securities to which they relate, nor do they constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such an offer or solicitation in such jurisdiction. The information contained in this prospectus and any accompanying prospectus supplement is accurate as of the dates on their covers. Our business, financial condition, results of operations and prospects may have changed since that date. To the extent required by law, we will amend or supplement the information contained in this prospectus and any accompanying prospectus supplement to reflect any material changes to such information subsequent to the date of the prospectus and any accompanying prospectus supplement and prior to the completion of any offering pursuant to the prospectus and any accompanying prospectus supplement.

ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement that we have filed with the Securities and Exchange Commission using the “shelf” registration process. Under the shelf registration process, we may offer on a delayed basis, from time to time, up to 6,000,000 shares of our common stock on terms to be determined at the time of the offering. Also, the selling stockholders named in this prospectus may offer on a delayed basis, from time to time, up to 330,960 shares of our common stock. This prospectus provides you with a general description of the shares of our common stock that we or a selling stockholder may offer. Each time we use this prospectus to offer securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus. Please carefully read this prospectus and any accompanying prospectus supplement together with the additional information described under “Where You Can Find Additional Information” and “Risk Factors” before you make an investment decision.

i

PROSPECTUS SUMMARY

This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read the entire prospectus carefully, including “Risk Factors.” In this prospectus or any accompanying prospectus supplement, “UTEK,” “we,” “us” and “our” refer to UTEK Corporation and its wholly-owned subsidiaries, unless the context otherwise requires.

Business

We are a market-driven technology-transfer business that assists companies in identifying and acquiring technologies. Technology-transfer refers to the process by which new technologies, developed in universities, government research facilities, or similar research settings, are licensed to companies for commercial development and use. Our goal is to provide companies with the opportunity to acquire and commercialize innovative technologies primarily developed by universities, medical centers and federal research laboratories.

As of September 30, 2005, we had equity investments of approximately $23.2 million at fair value in over 40 portfolio companies. We have transferred a diverse number of technologies to these and other companies ranging from a method to remove water-soluble forms of arsenic from water to a method to facilitate cost effective production of ethanol from waste biomass for fuel additives.

Our investment objective is to increase our net assets by exchanging stock in new companies that we form to acquire new technologies for securities of, and cash from, companies seeking to acquire such new technologies. Our strategy to achieve our investment objective includes the following key elements:

Execute technology-transfer transactions through our unique U2B® investment process. We seek to achieve our investment objective by creating newly formed companies to identify, license and market new technologies invented primarily by employees of universities, medical centers and federal research laboratories. We intend to sell these newly formed companies to privately owned and publicly traded companies principally in tax-free stock for stock exchanges. We call this unique technology-transfer investment process U2B®. It is our plan that the shares we receive in these exchanges will, in the course of our business, be sold for cash or other assets.

Develop relationships with companies through our strategic alliance program. To facilitate the number of technology-transfer transactions we undertake pursuant to our U2B® investment process, we have developed a strategic alliance program. Our strategic alliances are designed to help companies enhance their new product pipeline through the acquisition of proprietary technologies primarily from universities, medical centers and federal research laboratories. We normally receive securities from companies as payment for the services we render under our strategic alliances.

Continue to build strong relationships with research institutions. In order to provide us early access to new technologies, or to acquire or develop specific technologies, we have entered into agreements with institutions, universities and research centers worldwide. We intend to continue to build on these relationships and create new relationships with additional institutions, universities and research centers.

Provide strategic services and products to companies and research institutions. We seek to provide companies and research institutions with a full range of complementary technology-transfer-related services and products, including the following:

•	TechEx.com Website—Used by technology-transfer and research professionals to efficiently exchange biomedical licensing opportunities and innovations available for partnering. This exchange was developed by Yale University.

•	Uventures.com Website—An innovative Internet-based exchange primarily used for the marketing of physical science technologies developed at universities and research organizations.

•	KnowledgeExpress.com Website—Used by technology-transfer, intellectual property, licensing and business development professionals in universities, corporations and government agencies for access to a comprehensive information platform combining business development and technology resources with expert search and report generation.

•	Pharma-Transfer.com Website—Tracks the research and development efforts of leading universities, research institutions and life science companies in order to locate and deliver advanced technology acquisition opportunities to corporate subscribers in the pharmaceutical industry.

•	Strategic Intellectual Property (IP) Management Team—Provides technical and business expertise to help companies identify, assess, protect and leverage IP assets to enhance market leadership and profitability.

•	U2B® Intellectual Property Management Software—A comprehensive, flexible and easy to use product designed to help universities and research centers manage all types of intellectual property.

Pursue complementary acquisitions. Many of the products and services that we offer companies were acquired by us through strategic acquisitions. We may seek to make additional acquisitions of technology-transfer-related businesses in the future. In considering whether to purchase a technology-transfer-related company, we evaluate a number of factors including reputation in the industry, the ability to assist our existing business units, quality of service provided, purchase price, strength of ties and relationships with client-companies, universities and research centers, the extent of intellectual property rights to significant technologies, and amount of equity ownership in portfolio companies which possess significant opportunity for growth.

Leverage the experience and relationships of our management team. We intend to take advantage of our experience in the field of technology-transfer to maximize the return on our investments in portfolio companies. We have assembled a management team with extensive experience in the field of technology-transfer. Our management team has experience in negotiating, structuring and consummating technology-transfer transactions. Our Chief Executive Officer and Chairman, Clifford M. Gross, has approximately seven years of experience in the technology-transfer business and has executed numerous technology-transfer transactions.

We are a non-diversified, closed-end management investment company that has elected to be regulated as a business development company, or BDC, under the Investment Company Act of 1940, or the 1940 Act. As a BDC, we are required to comply with numerous regulatory requirements. See “Regulation as a Business Development Company.”

Our principal executive offices are located at 202 S. Wheeler Street, Plant City, Florida 33563 and our telephone number is (813) 754-4330. We maintain a website on the Internet at www.utekcorp.com. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

Plan of Distribution

We may offer, from time to time, up to 6,000,000 shares of our common stock on terms to be determined at the time of the offering.

Also, the selling stockholders named in this prospectus may offer, from time to time, up to 330,960 shares of our common stock. The selling stockholders may sell the shares held for their own account or the shares may be sold by donees, transferees, pledgees or other successors in interest that receive such shares from the selling stockholders as a gift or other non-sale related transfer. We will pay all offering expenses incident to the offering and sale of shares of our common stock by the selling stockholders pursuant to this prospectus, other than any underwriting discounts and commissions attributable to the selling stockholders and legal fees and expenses of the selling stockholders.

In the case of an offering by us, the offering price per share of our common stock, less any underwriting commission or discount, will not be less than the net asset value per share of our common stock at the time we make the offering.

Our shares of common stock may be offered directly to one or more purchasers, through agents designated from time to time by us or the selling stockholders, or to or through underwriters or dealers. The supplement to this prospectus relating to the offering will identify any agents or underwriters involved in the sale of our shares of common stock, and will set forth any applicable purchase price, fee and commission or discount arrangement or the basis upon which such amount may be calculated.

We may not sell shares of common stock without delivering a prospectus supplement describing the method and terms of the offering of such shares.

Use of Proceeds

We intend to use the net proceeds from selling shares of our common stock to acquire licenses to new technologies, to fund additional research and development of licensed technologies, to acquire complementary businesses and for working capital and general corporate purposes. The supplement to this prospectus relating to an offering will more fully identify the use of proceeds from such offering.

We will not receive any proceeds from the sale of our common stock by any selling stockholder.

Distributions

We have never declared or paid any cash dividends to the holders of our common stock and we do not anticipate paying cash dividends in the foreseeable future. We currently intend to retain all earnings for use in connection with the expansion of our business and for general corporate purposes. Our board of directors will have sole discretion in determining whether to declare and pay cash dividends in the future. The declaration of cash dividends will depend on our profitability, financial condition, cash requirements, future prospects and other factors deemed relevant by our board of directors. Our ability to pay cash dividends in the future could be limited or prohibited by regulatory requirements and the terms of financing agreements that we may enter into or by the terms of any preferred stock that we may authorize and issue.

Risk Factors

See “Risk Factors” beginning on page 7 and the other information included in this prospectus for a discussion of factors you should carefully consider before deciding to invest in shares of our common stock.

Certain Anti-Takeover Measures

Our certificate of incorporation and bylaws, as well as certain statutory and regulatory requirements, contain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. This could delay or prevent a transaction that could give our stockholders the opportunity to realize a premium over the market price for their stock. See “Description of Our Securities.”

Where You Can Find Additional Information

We have filed with the Securities and Exchange Commission a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act of 1933, with respect to our shares of common stock offered by this prospectus. The registration statement contains additional information about us and our shares of common stock being offered by this prospectus.

We file annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission under the Securities Exchange Act of 1934. You can inspect any materials we file with the Securities and Exchange Commission, without charge, at the Securities and Exchange Commission’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. Please call the Securities and Exchange Commission at 1-800-SEC-0330 for further information on the Public Reference Room. The Securities and Exchange Commission maintains a web site that contains reports, proxy statements and other information regarding registrants, including us, that file such information electronically with the Securities and Exchange Commission. The address of the Securities and Exchange Commission’s web site is www.sec.gov. Information contained on the Securities and Exchange Commission’s web site about us is not incorporated into this prospectus and you should not consider information contained on the Securities and Exchange Commission’s web site to be part of this prospectus.

FEES AND EXPENSES

This table is intended to assist you in understanding the various costs and expenses that an investor in our common stock will bear directly or indirectly.

Stockholder Transaction Expenses
Sales load (as a percentage of offering price) (1)	—

Annual Expenses (as a percentage of net assets attributable to common stock) (2)
Management fees (3)	2.6%
Interest payments on borrowed funds (4)	—%
Other expenses (5)	25.4%

Total annual expenses (6)	28.0%

(1)	In the event that shares of our common stock to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will disclose the applicable sales load.
(2)	“Net assets attributable to common stock” equals net assets (i.e., total assets less total liabilities), which as of September 30, 2005 was $43.9 million.
(3)	We do not have an investment adviser and are internally managed by our management team under the supervision of our board of directors. Therefore, we do not pay investment advisory fees, but instead we pay the operating costs associated with employing a management team to research, select and supervise our investments. As a result, this percentage reflects our estimate of the annual expenses we incur in connection with the employment of a management team to research, select and supervise our investments. We computed such estimate by (i) approximating the amount of time our management team devoted during the nine months ended September 30, 2005 to such activities and (ii) annualizing the portion of the salaries and wages we paid to our management team during the nine months ended September 30, 2005 associated with such activities.
(4)	We had no borrowings outstanding as of September 30, 2005. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Liquidity and Capital Resources.”
(5)	“Other expenses” represent our annualized operating expenses based on actual results for the nine months ended September 30, 2005, excluding interest on indebtedness and the portion of the salaries and wages we estimate that we paid to our management team relating to their research, selection and supervision of our investments. See Note 3 above.
(6)	“Total annual expenses” is the sum of the management fees, interest payments on borrowed funds and other expenses.

Example

The following example is required by the Securities and Exchange Commission and demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in us. In calculating the following expense amounts, we assumed we would have no leverage and that our operating expenses would remain at the levels set forth in the table above. In the event that shares to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will restate this example to reflect the applicable sales load.

	1 Year	3 Years	5 Years	10 Years

You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$248	$585	$786	$998

While the example assumes (as required by the Securities and Exchange Commission) a 5% annual return, our performance will vary and may result in a return greater or less than 5%.

This example should not be considered a representation of our future expenses and actual expenses may be greater or less than those shown.

SELECTED CONSOLIDATED FINANCIAL AND OTHER DATA

The selected consolidated financial and other data below should be read in conjunction with our “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the consolidated financial statements and notes thereto included in this prospectus. The selected consolidated statements of operations data for the years ended December 31, 2004, 2003 and 2002 and the consolidated balance sheet data at December 31, 2004 and 2003 have been derived from our audited consolidated financial statements included elsewhere in this prospectus. The selected consolidated statements of operations data for the years ended December 31, 2001 and 2000, and the selected consolidated balance sheet data at December 2002, 2001 and 2000 have been derived from our audited consolidated financial statements not included in this prospectus. Our consolidated financial statements for the years ended December 31, 2004 and 2003 have been audited by Pender Newkirk & Company, an independent registered public accounting firm, and for the years ended December 31, 2002, 2001 and 2000 by Ernst & Young LLP, independent registered certified public accountants. The selected consolidated statements of operations data for the nine months ended September 30, 2005 and 2004 and the balance sheet data at September 30, 2005 and 2004 have been derived from our unaudited consolidated financial statements included elsewhere in this prospectus and include all adjustments, consisting only of normal recurring adjustments, necessary for a fair presentation of the results of the interim periods. The data shown below is not necessarily indicative of results to be expected for any future period.

	Nine Months Ended September 30,			Year ended December 31,
	2005		2004	2004	2003	2002	2001	2000
	(Unaudited)
Income from operations:
Sale of technology rights	$12,466,301		$2,932,249	$5,130,614	$2,698,478	$2,088,254	$3,419,653	$4,501,584
Consulting and other services	2,745,145		1,395,046	1,980,944	1,086,064	1,264,249	534,782	0
Investment income, net	318,263		48,877	77,057	20,635	32,832	120,813	75,230

	15,529,709		4,376,172	7,188,615	3,805,177	3,385,335	4,075,248	4,576,814

Expenses:
Salaries and wages	1,831,906		739,694	1,080,196	746,171	762,914	616,796	376,053
Professional fees	547,906		367,428	559,435	734,658	515,164	372,029	309,619
Acquisition of technology rights	3,371,262		620,000	(1)	(1)	(1)	(1)	(1)
Sales and marketing	1,667,597		752,295	2,289,054	817,615	723,962	904,141	780,670
General and administrative	1,799,871		1,062,938	1,730,408	1,213,972	1,138,111	719,004	417,526

	9,218,542		3,542,355	5,659,093	3,512,416	3,140,151	2,611,970	1,883,868

Income before income taxes	6,311,167		833,817	1,529,522	292,761	245,184	1,463,278	2,692,946
Provision for income taxes	2,374,892		297,117	586,800	112,193	91,541	555,298	1,018,334

Net income from operations	3,936,275		536,700	942,722	180,568	153,643	907,980	1,674,612

Net realized and unrealized gains (losses):
Net realized gains (losses) on investments	(4,037,454)		1,379,157	1,555,576	(228,871)	(773,262)	(86,578)	23,715
Change in net unrealized appreciation (depreciation) of non-controlled affiliate investments	2,061,229		(1,465,700)	(238,214)	(475,561)	(2,073,161)	(177,119)	(575,627)

Net increase (decrease) in net assets from operations	$1,960,050		$450,157	$2,260,084	$(523,864)	$(2,692,780)	$644,283	$1,122,700

Per share information:
Net increase (decrease) in net assets from operations per share:
Basic	$0.28		$0.08	$0.41	$(0.12)	$(0.69)	$0.17	$0.38
Diluted	$0.28		$0.08	$0.37	$(0.12)	$(0.69)	$0.17	$0.38
Weighted average shares:
Basic	6,957,300		5,417,886	5,487,629	4,266,918	3,921,535	3,840,714	2,968,018
Diluted	7,104,371		5,727,547	6,098,537	4,266,918	3,921,535	3,882,914	2,968,720

Balance sheet data:
Portfolio at value	$23,244,853		$9,364,821	$13,965,941	$7,745,354	$6,208,090	$9,988,772	$5,949,582
Net assets	$43,915,571		$19,749,886	$23,092,943	$11,152,370	$7,346,057	$9,909,440	$8,455,002
Net asset value per share	$5.57	(2)	$3.37	$3.85	$2.33	$1.87	$2.53	$2.24
Common shares outstanding	7,888,673		5,865,466	6,003,163	4,790,550	3,925,672	3,915,672	3,782,226

(1)	This information has not been provided in the table because we included all of our expenses relating to our acquisition of technology rights in our sales and marketing expenses for each of these periods. Unaudited amounts are as follows: 2004 – $1,151,152; 2003 – $423,500; 2002 – $320,020; 2001 – $607,375; and 2000 –$632,244.
(2)	Our investments in HydroFlo, Inc. and Xethanol Corp. represented 20.5% of net assets at September 30, 2005. On January 24, 2006, the $0.17 and $3.30 market closing prices per share of HydroFlo, Inc. and Xethanol Corp., respectively, on the OTC Bulletin Board represented decreases of 78% and 49% from the $0.81 and $6.49 market closing prices per share on September 30, 2005, respectively, which closing prices were used by our board of directors in their determination of the fair value of our investment in these companies at September 30, 2005. Management estimates that based upon the decline in the market values of HydroFlo, Inc. and Xethanol Corp., our net asset value per share would decrease by approximately $0.44 per share or 7.9% from the net asset value per share reported in our financial statements at September 30, 2005.

SELECTED QUARTERLY FINANCIAL DATA

The following tables set forth certain quarterly financial information for 2004 and 2003 and for the first three quarters of 2005. This information was derived from our unaudited consolidated financial statements which have been prepared on the same basis as the audited consolidated financial statements included in this prospectus, and in the opinion of management, reflect all adjustments, consisting only of normal and recurring adjustments, necessary to fairly state our results of operations for the periods presented. Results for any quarter are not necessarily indicative of results for the full year or for any future quarter.

	2005
	Qtr 3	Qtr 2	Qtr 1
Income from operations (revenue)	$10,448,383	$2,542,797	$2,538,529
Net income (loss) from operations	3,733,289	28,713	174,273
Net increase (decrease) in net assets from operations	5,663,261	(742,038)	(2,961,173)
Net increase (decrease) in net assets from operations per share
Basic	$0.75	$(0.10)	$(0.49)
Diluted	$0.74	$(0.10)	$(0.49)

	2004
	Qtr 4	Qtr 3	Qtr 2	Qtr 1
Income from operations (revenue)	$2,812,443	$2,040,486	$1,925,587	$410,099
Net income (loss) from operations	406,022	472,186	342,853	(278,339)
Net increase (decrease) in net assets from operations	1,809,927	(7,202,711)	(774,189)	8,427,057
Net increase (decrease) in net assets from operations per share
Basic	$0.33	$(1.28)	$(0.14)	$1.70
Diluted	$0.30	$(1.28)	$(0.14)	$1.60

	2003
	Qtr 4	Qtr 3	Qtr 2	Qtr 1
Income from operations (revenue)	$971,021	$1,723,250	$606,635	$504,271
Net income (loss) from operations	(37,803)	835,144	(13,299)	(603,474)
Net increase (decrease) in net assets from operations	(1,482,792)	3,406,071	864,833	(3,791,440)
Net increase (decrease) in net assets from operations per share
Basic	$(0.35)	$0.79	$0.20	$(0.97)
Diluted	$(0.35)	$0.76	$0.20	$(0.97)

RISK FACTORS

Investing in our common stock involves a high degree of risk. You should consider carefully the risks described below and all other information contained in this prospectus and any accompanying prospectus supplement, including our financial statements and the related notes and the schedules and exhibits to this prospectus and any accompanying prospectus supplement.

Risks Related to Our Business and Investments

Our investment portfolio is highly concentrated and, as a result, our financial results are largely dependent upon the performance of certain significant investments.

Our investment portfolio is highly concentrated and, as a result, our financial results are largely dependent upon the performance of certain significant investments; principally, Xethanol Corp., HydroFlo, Inc., Industrial Biotechnology Corp., UTEK Real Estate Holdings, Inc., Circle Group Holdings, Inc., Health Sciences Group, Inc. and INSEQ Corp. These seven investments totaled $18,166,526 in fair value at September 30, 2005, representing 78.2% of our investments and 41.4% of net assets. As a result, if our investment in one or more of these companies fails to perform as expected, our financial results could be negatively affected.

Our quarterly and annual results could fluctuate significantly.

Our quarterly and annual operating results could fluctuate significantly due to a number of factors. These factors include the small number and range of values of the transactions that are completed each quarter, fluctuations in the values of our investments, the timing of the recognition of unrealized gains and losses, the degree to which we encounter competition in our markets, the volatility of the stock market and its impact on our unrealized gains and losses, as well as other general economic conditions. As a result of these factors, quarterly and annual results are not necessarily indicative of our performance in future quarters and years.

Our investment model is highly speculative in nature.

Our investment model is highly speculative because it involves making investments in new development stage companies and having those companies invest in new, untested technology. We cannot assure you that our investment model will be successful or that any of our investments will be successful.

Our portfolio companies are development stage companies dependent upon the successful commercialization of new technologies. Each of our investments in portfolio companies is subject to a high degree of risk, and we may lose all of our investment in a portfolio company if it is not successful.

We invest in development stage companies that our management believes can benefit from our expertise in technology transfer. Development stage companies are subject to all of the risks associated with new businesses. In addition, our portfolio companies are also subject to the risks associated with research and development of new technologies. These risks include the risk that new technologies cannot be identified, developed or commercialized, may not work, or become obsolete. Our portfolio companies must successfully acquire licenses to new technologies, and in some cases further develop new technologies. We cannot assure you that any of our investments in our portfolio companies will be successful. Our portfolio companies will be competing with larger, established companies with greater access to, and resources for, further development of these new technologies. We may lose our entire investment in any or all of our portfolio companies.

Our portfolio companies depend upon the research and development activities of universities, medical research centers and federal research laboratories, over which neither our portfolio companies nor we have any control.

Our portfolio companies depend upon the research activities of universities, medical research centers and federal research laboratories. Neither we, nor our portfolio companies, have any control over the research activities of universities, medical research centers and federal research laboratories. As neither we nor our portfolio companies provide supervision of any universities, medical research centers and federal research laboratories, we cannot warrant that the research will be done properly and that the results, which we may license, will be reproducible. In addition, we have no control over what types of technologies are presented to us by universities, medical research centers and federal research laboratories for evaluation and commercial development. Further, the licenses to technologies that our portfolio companies obtain may be non-exclusive.

Technologies acquired by our portfolio companies may become obsolete before we can sell their securities.

Neither our portfolio companies nor we have any control over the pace of technology development. There is a significant risk that a portfolio company could acquire the rights to a technology that is currently or is subsequently made obsolete by other technological developments.

The patents on the technologies that our portfolio companies license may infringe upon the rights of others and patent applications that have been submitted may not be granted.

Many of our portfolio companies rely upon patents to protect the technologies that they license. If the patents on technologies that they license are found to infringe upon the rights of others, or are held to be invalid, then the licenses to such technologies will have little or no value to our portfolio companies. In addition, if a patent to a technology licensed by a portfolio company is found to infringe upon the rights of others, the portfolio company may be liable for monetary damages. Our portfolio companies are dependent upon the universities, medical centers or government research facilities to file, secure and protect patents on licensed technologies. In the event that a patent is challenged or violated, our portfolio companies may not have the financial resources to defend the patent either in the preliminary stages of litigation or in court. In addition, if our portfolio companies acquire licenses to technologies with patents pending, we cannot assure you that such patents will be granted.

If our primary investments are deemed not to be qualifying assets, we could be precluded from investing in the manner described in this prospectus or deemed to be in violation of the 1940 Act.

As a business development company, we must not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets. For a discussion of the principal categories of “qualifying assets,” see “Regulation as a Business Development Company.” Currently, if we acquire debt or equity securities from an issuer that has outstanding marginable securities at the time we make an investment, these acquired assets cannot be treated as qualifying assets. This result is dictated by the definition of “eligible portfolio company” under the 1940 Act, which in part looks to whether a company has outstanding marginable securities.

Amendments promulgated in 1998 by the Federal Reserve expanded the definition of marginable securities under the Federal Reserve’s margin rules to include any non-equity security. Thus, any debt securities issued by any entity are marginable securities under the Federal Reserve’s current margin rules. As a result, the staff of the SEC has raised the question to the business development company industry as to whether a private company that has outstanding debt securities would qualify as an “eligible portfolio company” under the 1940 Act.

The SEC issued proposed rules which would define an eligible portfolio company as any company that does not have securities listed on a national securities exchange or association. If adopted, the effect of these rules would be to eliminate confusion regarding whether a privately-owned company that issued debt would qualify as an “eligible portfolio company.”

Unless and until the proposed rules described above are adopted by the SEC, if there were a court ruling or regulatory decision that provided that a privately-owned company that has outstanding debt securities (none of which is listed on a national securities exchange or association) was not an eligible portfolio company, we could be precluded from investing in the manner described in this prospectus or deemed to be in violation of the 1940 Act.

Technologies that have been developed with funding from the U.S. government may have limits on their use, which could affect the value of the technology to a portfolio company.

Technologies developed with funds provided by the U.S. government have restrictions regarding where they may be sold and have limits on exclusivity. A portfolio company that acquires a technology developed with federal funding may be limited as to where it can sell the technology. The technology may only be allowed to be sold or manufactured within the U.S. In addition, the U.S. government has the right to use technologies that it has funded regardless of whether the technology has been licensed to a third party. Such regulations may limit the marketability of a technology and therefore reduce the value of the technology to our portfolio companies.

We may be unable or decide not to make additional cash investments in our portfolio companies which could result in our losing our initial investment if the portfolio company fails.

We may have to make additional cash investments in our portfolio companies to protect our overall investment value in the particular company. We retain the discretion to make any additional investments as our management determines. The failure to make such additional investments may jeopardize the continued viability of a portfolio company, and our initial (and subsequent) investments. Moreover, additional investments may limit the number of companies in which we can make initial investments. We have no established criteria in determining whether to make an additional investment except that our management will exercise its business judgment and apply criteria similar to those used when making the initial investment. We cannot assure you that we will have sufficient funds to make any necessary additional investments, which could adversely affect our success and result in the loss of a substantial portion or all of our investment in a portfolio company.

The securities we hold in our portfolio companies are subject to restriction on resale, and we may not be able to sell the securities we hold for amounts equal to their recorded value, if at all.

Our portfolio companies are mainly thinly traded public companies or private companies, and we acquire securities in our portfolio companies in private transactions. As a result, substantially all of the securities we hold in our portfolio companies are subject to legal restrictions on resale. Furthermore, our ability to sell the securities in our portfolio may be limited by, and subject to, the lack of or limited nature of a trading market for such securities. Therefore, we cannot assure you that we will be able to sell our portfolio company securities for amounts equal to the values that we have ascribed to them or at the time we desire to sell.

We are dependent on sales transactions, structured as tax-free exchanges, to sell the new companies we form to acquire new technologies. A change in the Internal Revenue Code affecting tax-free exchanges could reduce our ability to sell such companies.

We do not anticipate selling any of the new companies we form to acquire new technologies except in connection with merger transactions. We anticipate that most, if not all, of such merger transactions will be structured as tax-free exchanges under Section 368 of the Internal Revenue Code. If Section 368 were to be amended so that we were no longer able to structure our merger transactions as tax-free exchanges, we may not be able to sell such companies on commercially reasonable terms. If we are unable to successfully sell the new companies we form to acquire new technologies in a merger transaction structured as a tax-free exchange, we may be required to significantly alter the use of our U2B® investment process.

The agreements we have with universities, medical research centers and federal research laboratories do not guarantee that such entities will grant licenses to us or other companies.

The agreements that we have entered into with universities, medical research centers and federal research laboratories provide us with the ability to evaluate the commercial potential for technologies at an early stage of development. These agreements, however, do not provide us with any guarantee that following our evaluation, the university, medical research center or federal research laboratory will grant a license to us or other companies. As a result, we may expend time and resources evaluating a technology and not be able to secure a license to such technology.

We are dependent upon our management’s ability to identify portfolio companies to acquire the new companies we form to acquire new technologies.

Our investment strategy is based upon selling the new companies we form to acquire new technologies in stock for stock exchanges to companies that wish to acquire the technologies owned by our newly formed companies but which may be neither operating nor established. We do not expect to sell any securities of the new companies we form to acquire new technologies to the public. Therefore, if we fail to identify a company to acquire our newly formed companies, our entire investment could be lost.

We are dependent upon and have little or no control over the efforts of portfolio companies to successfully commercialize the acquired technologies or to retain the licenses to such technologies.

We receive common stock from the portfolio company based upon the mutually agreed upon values of the new companies we form to acquire new technologies, its licensed technology and the portfolio company. We then intend to sell the securities that we acquire in exchange for the new companies we form to acquire new technologies at some time in the future. Therefore, our ability to profit from an investment is ultimately dependent upon the price we receive for the shares of the portfolio company. In most cases, the companies that acquire the new companies we form to acquire new technologies will be dependent upon successfully commercializing the technologies they acquire. We do not have control over the portfolio companies that acquire the new companies we form to acquire new technologies. These portfolio companies may face intense competition, including competition from companies with greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities and a greater number of qualified and experienced managerial and technical personnel. They may need additional financing which they are unable to secure and which we are unable or unwilling to provide, or they may be subject to adverse developments unrelated to the technologies they acquire. They may lose the rights granted to them for the technology for failure to comply with the license agreement. We cannot assure you that any of the portfolio companies will be successful or that we will be able to sell the securities we receive at a profit or for sufficient amounts to even recover our initial investment in the portfolio companies or that our portfolio companies will not take actions that could be detrimental to our investment.

Our investments in our portfolio companies may be concentrated in one or more industries, and if these industries should decline or fail to develop as expected our investments will be lost.

Our investments in our portfolio companies may be concentrated in one or more industries. This concentration will mean that our investments will be particularly dependent on the development and performance of those industries. Accordingly, our investments may not benefit from any advantages which might be obtained with greater diversification of the industries in which our portfolio companies operate. If those industries should decline or fail to develop as expected, our investments in our portfolio companies in those industries will be subject to loss.

Substantially all of our portfolio investments are recorded at fair value as determined in good faith by our board of directors, and as a result, there is uncertainty regarding the value of our portfolio investments.

At September 30, 2005 and December 31, 2004, investments amounting to $23,244,853 or 53% of our net assets and $13,965,941 or 60.5% of our net assets, respectively, have been valued at fair value as determined by our board of directors. Pursuant to the requirements of the 1940 Act, our board of directors is responsible for determining in good faith the fair value of our investments for which market quotations are not readily available. Because there is typically no readily available market value for the investments in our portfolio, our board of directors determines in good faith the fair value of these investments pursuant to a valuation policy and a consistently applied valuation process. There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments we make. If we were required to sell any of such investments, there is no assurance that the fair value, as determined by the board of directors, would be obtained. If we were unable to obtain fair value for such investments, there would be an adverse effect on our net asset value and on the price of our common stock.

We adjust quarterly the valuation of our portfolio to reflect the board of directors’ determination of the fair value of each investment in our portfolio. Any changes in fair value are recorded in our statement of operations as “Change in net unrealized appreciation (depreciation) of non-controlled affiliate investments.”

Our business depends on key personnel.

We rely on, and will continue to be substantially dependent upon, the continued services of our management, principally our Chief Executive Officer and Chairman, Clifford M. Gross. Our management team is responsible for the review of potential investments by and the provision of advice to companies regarding the acquisition of technologies and additional research and development. We also depend upon our management’s key contacts with universities, medical research centers and federal research laboratories to maintain our access to new technologies and our relationships with companies in the private sector in order to effectuate the sale of the new companies we form to acquire new technologies.

We have a limited amount of funds available for investment in portfolio companies, and as a result, our investments will lack diversification.

Based on the amount of our existing available funds, it is unlikely that we will be able to commit our funds to investments in, and the acquisition of, securities of a large number of companies. We intend to continue to operate as a non-diversified investment company within the meaning of the 1940 Act. Our current investments are not, and in the future may not be, substantially diversified. We will not be able to achieve the same level of diversification as larger entities engaged in similar venture capital activities. Therefore, our assets may be subject to greater risk of loss than if they were more widely diversified, because the failure of one or more of our limited number of investments would have a material adverse effect on our financial condition and the price of our common stock.

If our portfolio companies fail to comply with the requirements of the forum in which their securities are quoted or the trading market on which their securities are listed, the liquidity and prices of our investments would be materially adversely affected.

At September 30, 2005, $19,964,710 or 45% of our total assets consisted of investments at fair value in companies whose securities are quoted on the OTC Bulletin Board or are listed on the American Stock Exchange or other similar markets. In order for the securities of our portfolio companies to be eligible for continued listing on those markets or quotation systems, our portfolio companies must remain in compliance with certain listing standards. Among other things, these standards require that our portfolio companies remain current in their filings with the SEC and comply with certain of the provisions of the Sarbanes-Oxley Act of 2002. If our portfolio companies are no longer in compliance with these and other related requirements, there would be no forum or market for the quotation or listing of the securities of our portfolio companies. Without such a forum or market, the liquidity and prices of our investments would be materially adversely affected. We cannot give any assurance that our portfolio companies will remain in compliance with the requirements to be quoted on the OTC Bulletin Board or listed on the American Stock Exchange or any other market or quotation system.

Changes in the law or regulations that govern us could have a material impact on our operations.

Any change in the law or regulations that govern our business could have a material impact on us or on our operations. Laws and regulations may be changed from time to time, and the interpretations of the relevant laws and regulations also are subject to change.

We are subject to certain risks associated with our foreign operations and investments.

We have operations in the United Kingdom and Israel and make investments in foreign companies. As of September 30, 2005, approximately 8.6% of our assets were comprised of assets in foreign operations and investments in foreign companies.

Certain risks are inherent in foreign operations, including:

•	difficulties in enforcing agreements and collecting receivables through certain foreign legal systems;

•	foreign customers may have longer payment cycles than customers in the U.S.;

•	tax rates in certain foreign countries may exceed those in the U.S. and foreign earnings may be subject to withholding requirements, exchange controls or other restrictions;

•	general economic and political conditions in countries where we operate may have an adverse effect on our operations;

•	exposure to risks associated with changes in foreign exchange rates;

•	difficulties associated with managing a large organization spread throughout various countries;

•	difficulties in enforcing intellectual property rights; and

•	required compliance with a variety of foreign laws and regulations.

Investing in foreign companies may expose us to additional risks not typically associated with investing in U.S. companies. These risks include changes in foreign exchange rates, exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility.

As we continue to expand our business globally, our success will depend, in part, on our ability to anticipate and effectively manage these and other risks. We cannot assure you that these and other factors will not have a material adverse effect on our international operations or our business as a whole.

One of our current stockholders has significant influence over our management and affairs.

Clifford M. Gross, our Chief Executive Officer and Chairman, beneficially owns approximately 25% of our common stock as of January 3, 2006. Therefore, Dr. Gross may be able to exert influence over our management and policies. Dr. Gross may acquire additional equity in our company in the future. The concentration of ownership may also have the effect of delaying, preventing or deterring a change of control of our company, could deprive our stockholders of an opportunity to receive a premium for their common stock as part of the sale of our company and might ultimately affect the market price of our common stock.

We may need additional capital in the future and it may not be available on acceptable terms.

We have historically relied on outside financing and cash flow from the sale of our investments to fund our operations, capital expenditures and expansion. However, we may require additional capital in the future to fund our operations, finance our investments in portfolio companies, or respond to competitive pressures or strategic opportunities. We cannot assure you that additional financing will be available on terms favorable to us, or at all. In addition, the terms of available financing may place limits on our financial and operating flexibility. If we are unable to obtain sufficient capital in the future, we may:

•	be forced to reduce our operations;

•	not be able to expand or acquire complementary businesses; and

•	not be able to develop new services or otherwise respond to changing business conditions or competitive pressures.

Regulations governing our operation as a business development company will affect our ability to, and the way in which we, raise additional capital.

We may require additional capital in the future to fund our operations, finance our investments in portfolio companies, or respond to competitive pressures or strategic opportunities. We may acquire additional capital from the following sources:

Senior Securities and Other Indebtedness. We may issue debt securities or preferred stock and/or borrow money from banks or other financial institutions, which we refer to collectively as senior securities, up to the maximum amount permitted by the 1940 Act. If we issue senior securities, including debt or preferred stock, we will be exposed to additional risks, including the following:

•	Under the provisions of the 1940 Act, we will be permitted, as a business development company, to issue senior securities only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our debt at a time when such sales and/or repayments may be disadvantageous.

•	It is likely that any senior securities or other indebtedness we issue will be governed by an indenture or other instrument containing covenants restricting our operating flexibility.

•	We and, indirectly, our stockholders will bear the cost of issuing and servicing such securities and other indebtedness.

•	Preferred stock or any convertible or exchangeable securities that we issue in the future may have rights, preferences and privileges more favorable than those of our common stock, including separate voting rights and could delay or prevent a transaction or a change in control to the detriment of the holders of our common stock.

Additional Common Stock. We are not generally able to issue and sell our common stock at a price below our net asset value per share. We may, however, sell our common stock, warrants, options or rights to acquire our common stock, at a price below our net asset value of the common stock if our board of directors determines that such sale is in our best interests and that of our stockholders, and our stockholders approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price which, in the determination of our board of directors, closely approximates the market value of such securities (less any distributing commission or discount). We may also make rights offerings to our stockholders at prices per share less than the net asset value per share, subject to applicable requirements of the 1940 Act. If we raise additional funds by issuing more common stock or senior securities convertible into, or exchangeable for, our common stock, the percentage ownership of our stockholders at that time would decrease and they may experience dilution. Moreover, we can offer no assurance that we will be able to issue and sell additional equity securities in the future, on favorable terms or at all.

Risks Related to an Offering and Our Common Stock

We may be unable to invest the net proceeds raised from an offering on acceptable terms, which would harm our financial condition and operating results.

Until we identify new technologies to acquire in order to transfer to privately owned or publicly traded companies using our U2B® investment process or otherwise, we intend to invest the net proceeds of the offering in interest-bearing deposits or other short-term instruments. We cannot assure you that we will be able to complete technology-transfers that meet our investment criteria or that any technology-transfers we complete using the proceeds from an offering will produce a sufficient return. Moreover, because we may not have identified any new technology acquisition opportunities at the time of an offering, we will have broad authority to use the net proceeds of an offering in connection with new technology acquisitions, potential acquisitions of complementary businesses and for working capital and general corporate purposes. We will not receive any proceeds from an offering by the selling stockholders.

Our common stock price may be volatile.

The trading price of our common stock may fluctuate substantially. The price of the common stock may be higher or lower than the price you pay for your shares, depending on many factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include the following:

•	price and volume fluctuations in the overall stock market from time to time;

•	significant volatility in the market price and trading volume of securities of business development companies or technology-transfer companies;

•	changes in regulatory policies or tax guidelines with respect to business development companies or technology-transfer companies;

•	actual or anticipated changes in our earnings or fluctuations in our operating results;

•	general economic conditions and trends;

•	loss of a major funding source; or

•	departures of key personnel.

Investing in our shares may involve an above average degree of risk.

The investments we make in accordance with our investment objective and strategies may result in a higher amount of risk than alternative investment options. Our investments in portfolio companies may be highly speculative and aggressive and, therefore, an investment in our shares may not be suitable for someone with lower risk tolerance.

FORWARD-LOOKING STATEMENTS

This prospectus and the accompanying prospectus supplement, if any, may contain forward-looking statements that involve substantial risks and uncertainties. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about our industry, our beliefs, and our assumptions. Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” and “estimates” and variations of these words and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements including without limitation:

•	changes in the economy;

•	future changes in the laws or regulations and conditions in our operating areas;

•	the risks associated with the possible disruption in our operations due to terrorism; and

•	the risks, uncertainties and other factors we identify in “Risk Factors” and elsewhere in this prospectus and in any accompanying prospectus supplement.

Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be incorrect. The inclusion of a forward-looking statement in this prospectus and any accompanying prospectus supplement should not be regarded as a representation by us that our plans and objectives will be achieved. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this prospectus or the accompanying prospectus supplement, if any. We undertake no obligation to update any forward-looking statements for any reason, even if new information becomes available or other events occur in the future. The forward-looking statements contained in this prospectus and any accompanying prospectus supplement are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933.

USE OF PROCEEDS

We intend to use the net proceeds from selling shares of our common stock to acquire licenses to new technologies, to fund additional research and development of licensed technologies, to acquire complementary businesses and for working capital and general corporate purposes.

We anticipate that substantially all of the net proceeds of any offering of shares of our common stock will be used, as described above, within one year, but in no event longer than two years. Pending investment, we intend to invest the net proceeds of any offering of shares of our common stock in interest-bearing deposits or other short-term investment instruments. Our ability to achieve our investment objective may be limited to the extent that the net proceeds of this offering, pending full investment, are held in interest-bearing deposits or other short-term instruments. The supplement to this prospectus relating to an offering will more fully identify the use of proceeds from such offering.

We will not receive any of the proceeds from the sale of our common stock by any selling stockholder.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

The principal market for shares of our common stock is the American Stock Exchange. Our common stock is traded on the American Stock Exchange under the symbol “UTK.” Our shares of common stock also trade on the AIM market of the London Stock Exchange under the symbol “UTKA.” The following table sets forth the range of high and low closing prices of our common stock as reported on the American Stock Exchange, and the closing sales price as a percentage of net asset value (NAV) for each fiscal quarter.

			Price Range		Premium/ Discount of High Sales Price to NAV	Premium/ Discount of Low Sales Price to NAV
	NAV(a)		High	Low
Fiscal 2003
First quarter	$0.90		$6.20	$5.50	688%	610%
Second quarter	1.25		8.45	5.64	676	451
Third quarter	2.20		9.25	8.20	420	373
Fourth quarter	2.33		11.10	9.19	477	395

Fiscal 2004
First quarter	4.25		15.71	11.00	370	259
Second quarter	4.22		17.00	15.31	403	363
Third quarter	3.37		15.56	13.75	462	408
Fourth quarter	3.85		15.32	14.35	398	373

Fiscal 2005
First quarter	3.47		15.75	14.86	454	429
Second quarter	4.46		15.45	13.50	346	303
Third quarter	5.57	(b)	14.05	12.29	252	221
Fourth quarter	*		14.09	13.28	*	*

(a)	Net asset value per share is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low sales prices. The net asset values shown are based on outstanding shares at the end of each period.
(b)	Our investments in HydroFlo, Inc. and Xethanol Corp. represented 20.5% of net assets at September 30, 2005. On January 24, 2006, the $0.17 and $3.30 market closing prices per share of HydroFlo, Inc. and Xethanol Corp., respectively, on the OTC Bulletin Board represented decreases of 78% and 49% from the $0.81 and $6.49 market closing prices per share on September 30, 2005, respectively, which closing prices were used by our board of directors in their determination of the fair value of our investment in these companies at September 30, 2005. Management estimates that based upon the decline in the market values of HydroFlo, Inc. and Xethanol Corp., our net asset value per share would decrease by approximately $0.44 per share or 7.9% from the net asset value per share reported in our financial statements at September 30, 2005.
*	Net asset value has not yet been calculated for this period.

The last reported price for our common stock on the American Stock Exchange on January 3, 2006 was $13.70 per share. As of January 3, 2006, we had 153 stockholders of record.

Shares of business development companies may trade at a market price that is less than the value of the net assets attributable to those shares. The possibility that our shares of common stock will trade at a discount from net asset value or at premiums that are unsustainable over the long term are separate and distinct from the risk that our net asset value will decrease. It is not possible to predict whether the shares offered hereby will trade at, above, or below net asset value.

We have never declared or paid any cash dividends to the holders of our common stock and we do not anticipate paying cash dividends in the foreseeable future. We currently intend to retain all earnings for use in connection with the expansion of our business and for general corporate purposes. Our board of directors will have sole discretion in determining whether to declare and pay cash dividends in the future. The declaration of cash dividends will depend on our profitability, financial condition, cash requirements, future prospects and other factors deemed relevant by our board of directors. Our ability to pay cash dividends in the future could be limited or prohibited by regulatory requirements and the terms of financing agreements that we may enter into or by the terms of any preferred stock that we may authorize and issue.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The information contained in this section should be read in conjunction with our consolidated financial statements and notes thereto appearing elsewhere in this prospectus.

General

We are a market-driven technology-transfer business that assists companies in identifying and acquiring technologies. Technology-transfer refers to the process by which new technologies, developed in universities, government research facilities, or similar research settings, are licensed to companies for commercial development and use.

Income

We generate income in the form of securities and cash primarily in connection with the sale to companies of the technologies that we acquire from research institutions and in connection with our strategic alliance agreements.

Technology-Transfer Transactions

We intend to sell the new companies we form to acquire new technologies to privately owned and publicly traded companies in tax-free stock for stock exchanges. It is our plan that shares of those privately owned and publicly traded companies received in those exchanges will be sold for cash or other assets in the course of our business to permit us to acquire additional technologies and to fund our operations. We seek to sell such newly formed companies to publicly traded companies whenever possible, as this provides us with the potential for added liquidity.

Strategic Alliance Agreements

To facilitate establishing on-going consulting engagements with companies, we have developed a strategic alliance process. Our strategic alliances are designed to help companies enhance their new product pipeline through the acquisition of new technology primarily from universities, medical centers and federal research laboratories. We normally receive unregistered shares of common stock from companies as payment for the services we render under our strategic alliance consulting engagements. Whenever appropriate we will seek to receive cash payments as compensation for our services.

Expenses

Our expenses include salaries and wages, professional fees, sales and marketing costs as well as general and administrative costs. Sales and marketing costs include license and sponsored research fees, as well as advertising, sales commissions, travel and other expenses that vary with revenues. General and administrative costs include rent, depreciation, investor relations and other overhead costs.

Financial Condition

Our total assets were $48,854,029 and our net assets were $43,915,571 at September 30, 2005, compared to $25,879,644 and $23,092,943 at December 31, 2004, respectively. Net asset value per share was $5.57 at September 30, 2005 and $3.85 at December 31, 2004. Net assets increased by $20,822,628 in the nine months ended September 30, 2005.

The changes in total assets, net assets and net asset value per share during the nine months ended September 30, 2005 were primarily attributable to:

•	An unrealized net appreciation on investments of approximately $2.1 million mainly due to the increase in value of our investments in HydroFlo, Inc. and Xethanol Corp.

•	A net realized loss of $4.0 million related to our sale of investments that we had carried on our financial statements with a zero value for several quarters.

•	The use of approximately $9.2 million to fund our operations.

•	The issuance of common stock in connection with an exempt offering, private placement and upon the exercise of stock options for approximately $17.0 million.

•	Thirty three strategic alliance agreements that generated approximately $986,000 in revenue.

•	Ten technology transfers valued at approximately $12.5 million.

•	The acquisition of two companies valued at $2.0 million through the issuance of shares of our common stock.

Our common shares outstanding as of September 30, 2005 were 7,888,673, compared to 6,003,163 at December 31, 2004. The number of our outstanding common shares increased as a result of the issuance of common shares in connection with an exempt offering, upon the exercise of employee stock options, and in conjunction with two acquisition transactions.

Our financial condition is dependent on a number of factors including our ability to effectuate technology- transfer transactions and the performance of the equity investments that we receive in connection with these transfers. We have invested a substantial portion of our assets in development stage and start-up companies. These businesses are thinly capitalized, unproven, small companies that lack management depth, are dependent on new, commercially unproven technologies and have no history of operations.

At September 30, 2005, $18,010,857 or 77.5% of our investments consisted of equity securities at fair value in companies whose securities were listed on the American Stock Exchange or the Canadian Venture Exchange or quoted on the OTC Bulletin Board, and $5,233,996 or 22.5% of our investments consisted of equity securities at fair value in privately owned companies.

At December 31, 2004, $12,703,649 or 91% of our investments consisted of equity securities at fair value in companies whose securities were quoted on the OTC Bulletin Board, and $1,262,292 or 9% of our investments consisted of equity securities at fair value in privately owned companies.

A summary of our investment portfolio is as follows:

	September 30 2005	December 31, 2004
	(Unaudited)
Investments, at cost	$24,438,591	$18,464,518
Unrealized appreciation (depreciation), before income taxes	(1,193,738)	(4,498,577)

Investments, at fair value	$23,244,853	$13,965,941

The net increase in the value of investment securities from $13,965,941 to $23,244,853 in the nine months ended September 30, 2005 is primarily due to the following events:

•	We entered into twenty eight new strategic alliance agreements that generated approximately $1.4 million at fair value.

•	We sold some of our investment in Circle Group Holdings, Inc., Full Circle Registry, Inc., Telkonet, Inc., E Med Future, Inc., eFoodSafety.com, Inc., Swiss Medica, Inc., Peak Entertainment, Inc., Silver Screen Studios, Inc., HydroFlo, Inc. and Magic Media Networks, Inc. with a fair value of $1.6 million for $1.7 million.

•	We completed ten sales of technology rights valued at $12.5 million.

The fair value of our investments can fluctuate due to factors that are specific to each investments (e.g., inability to obtain additional capital, inability to execute business model, termination of technology licenses, etc.) or to general marketplace factors.

Our most significant portfolio investments are in Xethanol Corp., HydroFlo, Inc., Industrial Biotechnology Corp., UTEK Real Estate Holdings, Inc., Circle Group Holdings, Inc., Health Sciences Group, Inc., and INSEQ Corp. at September 30, 2005. These seven investments totaled $18,166,526 in fair value, representing 78.2% of our investments and 41.4% of net assets at September 30, 2005.

Results of Operations

The principal measure of our financial performance is the “Net increase (decrease) in net assets from operations” which is the sum of three elements. The first element is “Net income (loss) from operations,” which is the difference between our income from technology-transfer transactions, consulting fees, interest income, dividends, fees and other income and our operating expenses, net of applicable income tax provision. The second element is “Net realized gain (loss) on investments,” which is the difference between the proceeds received from dispositions of portfolio securities and their stated cost, net of applicable income tax provision. The third element is “Increase (decrease) in unrealized appreciation on investments,” which is the net change in the fair value of our investment portfolio, net of increase (decrease) in deferred income taxes that would become payable if the unrealized appreciation were realized through the sale or other disposition of the investment portfolio.

Nine months ended September 30, 2005 compared to the nine months ended September 30, 2004

Income from operations. Income from operations increased 255% to $15,529,709 for the nine months ended September 30, 2005 from $4,376,172 for the nine months ended September 30, 2004. Approximately 73% and 82% of our income from operations (revenue) was received in the form of equity securities for the nine months ended September 30, 2005 and 2004, respectively. The increase in income from operations was a result of completing ten technology transfer transactions compared to the six transactions for the nine months ended September 30, 2004; additional revenue generated by newly acquired businesses of approximately $1.1 million, which due to the purchase date of these businesses was not included in the period ended September 30, 2004; and an increase in investment income of $167,000 as a result of the increase in cash and short term investments.

In the nine months ended September 30, 2005, we rendered services in connection with strategic alliance agreements (twenty eight of which began in the nine months ended September 30, 2005) valued at $986,085, as compared to strategic alliance agreements (sixteen of which began during the nine months ended September 30, 2004) valued at $823,598. Of the total consulting and other income received during 2005, 32% was paid in the form of equity securities in companies, and the balance was paid in cash. Of such income received during 2004, 45% was paid in the form of equity securities, and the balance was paid in cash.

In the absence of readily available market values, our board of directors determines the fair value of the securities we receive in connection with our technology-transfer transactions and strategic alliance agreements. In making its determination, the board of directors has considered valuation appraisals provided by an independent valuation service provider.

Our income from operations can vary substantially, due to a variety of factors, therefore, current results may not be indicative of future performance.

Expenses. Total operating expenses for the nine months ended September 30, 2005 were $9,218,542 consisting of salaries and wages of $1,831,906, professional fees of $547,906, acquisition of technology rights of $3,371,262, sales and marketing expenses of $1,667,597, and general and administrative expenses of $1,799,871. These expenses compared to the $3,542,355 reported for the nine months ended September 30, 2004, consisting of salaries and wages of $739,694, professional fees of $367,428, acquisition of technology rights of $620,000, sales and marketing expenses of $752,295, and general and administrative expenses of $1,062,938. The 160% increase in total operating expenses was due to an increased number of employees, increased costs of completing ten sales of technology rights, commissions to outside service providers used strictly to generate strategic alliance agreements and related to our newly acquired businesses. It is our intention to continue to grow our sales force by increasing the number of sales personnel in locations around the United States, Europe and Canada. The 148% increase in salaries and wages reflects an increase in the number of UTEK employees as well as pay increases and an additional $722,000 in salaries related to our newly acquired businesses. The 444% increase in acquisition of technology rights expenses was due to completing ten technology transfer transactions in the nine months ended September 30, 2005 as compared to six for the nine months ended September 30, 2004. The 122% increase in sales and marketing expenses was due to commissions to outside service providers used strictly to generate strategic alliance agreements, a significant increase in the number of our sales personnel, and the approximately $411,000 in fees paid to outside research consultants for fulfillment of certain contracts of one of our newly acquired businesses. The 49% increase in professional fees relates to an increase in the cost of valuations due to an increase in the number of our portfolio companies, as well as an increase in legal fees related to acquisitions and other projects. The 69% increase in general and administrative costs is largely due to the cost of additional outside services related to the listing of our shares of common stock on the London Stock Exchange’s AIM market, royalties, and other general and administrative expenses related to our newly acquired businesses and an increase in costs related to the increase in the number of our employees.

Net Realized and Unrealized Gains (Losses). Net realized gains (losses) on investments, net of income tax effect, amounted to $(4,037,454) for the nine months ended September 30, 2005 and were related to sales as follows:

Company Name	Number of Shares	Realized Gain (Loss)
Circle Group Holdings, Inc.	1,402,568	$666,098
E Med Future, Inc.	358,834	(87,660)
Telkonet, Inc.	20,668	37,317
Magic Media Networks, Inc.	234,008	(26,480)
eFoodSafety.com, Inc.	61,224	(2,355)
Full Circle Registry, Inc.	200,000	(99,784)
HydroFlo, Inc.	364,956	88,511
Silver Screen Studios, Inc.	47,615	(29,137)
Peak Entertainment, Inc.	4,000	(7,056)
Swiss Medica, Inc.	200,000	8,683
Group of zero value shares(1)	Various	(4,585,591)

Total		$(4,037,454)

(1)	Upon approval from our board of directors, our management made the decision to sell these investments because such investments had been carried on our financial statements with a zero value for several quarters. Maintaining these investments was costly due to expenses we incurred in connection with our independent valuation service provider’s quarterly valuation of such investments and, in the opinion of management, the likelihood of the future appreciation in value of such investments was minimal. The following investments were included in the group of zero value shares above: Provision Operation Systems, Inc., Advanced Recycling Sciences, Inc., Graphco Holdings Corp., Nubar, Inc., Assuretec Holdings, Inc., Prime Pharmaceutical Corporation, Primapharm Funding Corporation, Silver Screen Studios, Inc., Mixed Entertainment, Inc., Hydrogen Technology Applications, Inc., Zkid Network Company, GreenWorks Corporation, and Xeminex, Ltd. For more information about each of these investments, see the schedule of investments included in our audited financial statements contained elsewhere in this prospectus.

Net realized gains on investments, net of income tax effect, amounted to $1,379,157 for the nine months ended September 30, 2004 and were related to sales as follows:

Company Name	Number of Shares	Realized Gain (Loss)
Circle Group Holdings, Inc	458,892	$1,442,288
Full Circle Registry, Inc.	188,500	(85,395)
Duraswitch Industries, Inc.	34,872	33,226
Pure Bioscience, Inc.	35,560	(10,962)

Total		$1,379,157

Our net realized gains and losses can vary substantially, due to a variety of factors, therefore, current results may not be indicative of future performance.

Changes in Unrealized Appreciation or Depreciation. We determine the value of each investment in our portfolio on a quarterly basis, and changes in value result in unrealized appreciation or depreciation being recognized. At September 30, 2005, approximately 53% of our net assets represented investments recorded at fair value. Value, as defined in Section 2(a)(41) of the 1940 Act, is (i) the market price for those securities for which a market quotation is readily available and (ii) for all other securities and assets, fair value is as determined in good faith by the board of directors. Although many of the securities we hold in our portfolio are quoted on the OTC Bulletin Board or listed on the American Stock Exchange, our board of directors is required to determine the fair value of such securities if the validity of the market quotations appears to be questionable, or if the number of quotations is such as to indicate that there is a thin market in the security. The fair value of these securities is frequently less than the market quotations for such securities. Because there is typically no readily available market value for the investments in our portfolio, we value substantially all of our investments at fair value as determined in good faith by our board of directors. In making its determination, our board of directors may consider valuation appraisals provided by independent valuation service providers. Because of the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments determined in good faith by our the board of directors may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material.

The net unrealized appreciation on our investments, net of taxes, was $2,061,229 for the nine months ended September 30, 2005, compared to net unrealized depreciation of ($1,465,700) on our investments for the nine months ended September 30, 2004. The net unrealized appreciation (depreciation) consisted of fluctuations in fair value resulting from our board of directors’ valuation of our investments for the nine months ended September 30, 2005 and 2004. There was significant depreciation in the value in our investments for the nine months ended September 30, 2005 in Circle Group Holdings, Inc. of approximately $3.0 million, Manakoa Services Corp. of approximately $1.1 million and INSEQ Corp. of approximately $500,000. This depreciation was offset by appreciation in our investments in Xethanol Corp. of approximately $1.1 million and HydroFlo, Inc. of approximately $1.7. In addition, we recognized a realized loss of approximately $4.6 million during the nine months ended September 30, 2005 in connection with our sale of thirteen investments. These investments had been valued at zero by our board of directors for several quarters and maintaining such investments was costly due to expenses we incurred in connection with our independent valuation service provider’s quarterly valuation of such investments. Moreover, our management believed that the likelihood of future appreciation in the value of such investments was minimal. Because we had previously recorded the depreciated value of these investments as unrealized losses, we had to make an accounting entry to reverse the unrealized depreciation. This accounting entry resulted in an unrealized appreciation of $4.6 million relating to these investments during the nine months ended September 30, 2005.

Our other investments as a whole had a net depreciation for the nine months ended September 30, 2005 of approximately $400,000.

There was a significant decrease in fair value in the nine months ended September 30, 2004 in our investments in Intra-Asia Entertainment Corp. of approximately $300,000, Zkid Network Company of approximately $500,000, and Circle Group Holdings, Inc. of approximately $500,000. Our other investments as a whole had a net depreciation for the nine months ended September 30, 2004 of approximately $200,000.

Our most significant portfolio investments are in Xethanol Corp., HydroFlo, Inc., Industrial Biotechnology Corp., UTEK Real Estate Holdings, Inc., Circle Group Holdings, Inc., Health Sciences Group, Inc., and INSEQ Corp. at September 30, 2005. These seven investments totaled $18,166,526 in fair value, representing 78.2% of our investments and 41.4% of net assets at September 30, 2005.

Year ended December 31, 2004 compared to the year ended December 31, 2003

Income from operations. Income from operations increased 89% to $7,188,615 for the year ended December 31, 2004, from $3,805,177 for the year ended December 31, 2003. Approximately 84% and 77% of our income from operations (revenue) was received in the form of equity securities in 2004 and 2003, respectively. The increase in income from operations resulted from completing 11 technology-transfer transactions, generating an average of $466,500 per transaction in revenue, in 2004 as compared to six sales of technology rights, generating an average of $450,000 per transaction in revenue, in 2003. As described below, we completed 11 technology-transfer transactions in 2004 valued at $5,130,614, compared to six technology-transfer transactions in 2003 valued at $2,698,478. We believe the increase in technology-transfer transactions in 2004 as compared to 2003 resulted from the increase in the number of strategic alliance agreements we entered into in 2004.

Consulting fees increased to $1,980,944 in the year ended December 31, 2004, from $1,086,064 in the year ended December 31, 2003. The increase in the amount of income derived from consulting fees resulted from an increase in the number of strategic alliance agreements in 2004 as compared to 2003. Of the total consulting and other services income received during 2004, 48% were paid in the form of securities of the companies for which we rendered such services; the balance was paid in cash. Of the total consulting and other services income received during 2003, 23% were paid in the form of securities of the companies for which we rendered such services; the balance was paid in cash.

In the absence of readily available market values, our board of directors determines the fair value of the securities we receive in connection with our technology-transfer transactions and strategic alliance agreements. In making its determination, the board of directors has considered valuation reports provided by an independent valuation service provider.

Expenses. Total operating expenses for the year ended December 31, 2004, were $5,659,093 consisting of salaries and wages of $1,080,196, professional fees of $559,435, sales and marketing expenses of $2,289,054, and general and administrative expenses of $1,730,408. These expenses compared to the $3,512,416 reported for the year ended December 31, 2003, consisting of salaries and wages of $746,171, professional fees of $734,658, sales and marketing expenses of $817,615, and general and administrative expenses of $1,213,972. The 61% increase in total operating expenses in 2004 was primarily due to greater technology-transfer costs, increased marketing efforts not only in connection with the execution of technology-transfer transactions but also in connection with our public and investor relations efforts, increased investment banking fees, an increase in the number of employees and increases in their pay and the increase in the base salary of our Chief Executive Officer. The 180% increase in sales and marketing expenses was largely due to an increase in the costs associated with acquisition of technologies that we subsequently transferred, including sales commissions, the travel costs associated with sales personnel executing such technology-transfer transactions and strategic alliance agreements, an increase in sales personnel, as well as an increased marketing effort. Of the 45% increase in salaries and wages in 2004, approximately 29% was attributable to an increase in the number of our employees and approximately 16% was attributable to an increase in the compensation we paid to our Chief Executive Officer. The 24% decrease in professional fees is largely due to the lower costs of quarterly review fees by our independent registered public accounting firm as well as legal and other professional fees for work related to specific projects in early 2003, that were not repeated in 2004; which was offset slightly by an increase in the cost of quarterly valuation reports due to the increasing number of investments. The 43% increase in general and administrative costs is largely due to the increased efforts in public and investor relations and other outside services.

Net Realized and Unrealized Gains (Losses). Net realized gains on investments, net of income tax effect, amounted to $1,555,576 for the year ended December 31, 2004 and were related to sales of:

Company Name	Number Of Shares	Gain (Loss) On Sale
FullCircle Registry, Inc.	188,500	$(85,395)
Circle Group Holdings, Inc.	684,932	1,618,707
Duraswitch Industries, Inc.	34,782	33,226
Innovative Medical Services, Inc.	35,560	(10,962)

		$1,555,576

Net realized losses on investments, net of income tax effect, amounted to $228,871 for the year ended December 31, 2003, and were related to sales of:

Company Name	Number Of Shares	Gain (Loss) On Sale
Advanced Recycling Sciences, Inc.	9,000	$(3,556)
Circle Group Holdings, Inc.	98,250	(116,302)
FullCircle Registry, Inc.	43,000	45,455
Clean Water Technologies, Inc.	20,000	(335)
Centrex, Inc.	1,343,400	(160,284)
Sense Holdings, Inc.	228,089	(8,655)
Innovative Medical Services, Inc.	120,000	14,806

		$(228,871)

Changes in Unrealized Appreciation or Depreciation. We determine the value of each investment in our portfolio on a quarterly basis, and changes in value result in unrealized appreciation or depreciation being recognized. At December 31, 2004, approximately 60.5% of our net assets represented investments recorded at fair value. Value, as defined in Section 2(a)(41) of the 1940 Act, is (i) the market price for those securities for which a market quotation is readily available and (ii) for all other securities and assets, fair value is as determined in good faith by the board of directors. Although many of the securities we hold in our portfolio are quoted on the OTC Bulletin Board or listed on the American Stock Exchange, our board of directors is required to determine the fair value of such securities if the validity of the market quotations appears to be questionable, or if the number of quotations is such as to indicate that there is a thin market in the security. The fair value of these securities is frequently less than the market quotations for such securities. Because there is typically no readily available market value for the investments in our portfolio, we value substantially all of our investments at fair value as determined in good faith by our board of directors. In making its determination, our board of directors may consider valuation appraisals provided by independent valuation service providers. Because of the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments determined in good faith by our board of directors may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material.

The net unrealized depreciation on investments, net of taxes, was $238,214 for the year ended December 31, 2004, compared to net unrealized depreciation, net of taxes, of $475,561 for the year ended December 31, 2003. The net unrealized depreciation consisted of fluctuations in fair value resulting from our board of directors’ valuation of our investments for the year ended December 31, 2004 and 2003. There were declines in value in 2004 related to our investments in Graphco Holdings Corporation, Rosbon, Inc., Advanced Recycling Sciences, Inc., Voice and Wireless, Inc., FullCircle Registry, Inc., Stealth MediaLabs, Inc., Primapharm Funding Corporation, Prime Pharmaceutical Corporation, Sequiam Corporation, GloTech Industries, Inc. and E Med Future, Inc. However, the decline in value was partially offset by an increase in value in our investments in Circle Group Holdings, Inc., Duraswitch Industries, Inc., Clean Water Technologies, Inc. and Peak Entertainment Holdings, Inc.

Our most significant portfolio investment was in Circle Group Holdings, Inc. at December 31, 2004. At December 31, 2004, the fair value of our investment in Circle Group was approximately $6.8 million, representing 48.6% of our investments and 29.4% of net assets at December 31, 2004.

Year ended December 31, 2003 compared to the year ended December 31, 2002

Income from operations. Income from operations increased 12% to $3,805,177 for the year ended December 31, 2003, from $3,385,335 for the year ended December 31, 2002. Approximately 77% and 82% of our income from operations (revenue) was received in the form of equity securities in 2003 and 2002, respectively. The increase in income from operations resulted from completing six technology-transfer transactions, generating an average of $450,000 per transaction in revenue in 2003, as compared to six technology-transfer transactions, generating an average of $348,000 per transaction in revenue in 2002. The increase in technology-transfer income in 2003 was partially offset by a decrease in consulting fees of $178,185 related to strategic alliance agreements. We completed six technology-transfer transactions in 2003 in which we received securities valued at $2,698,478, compared to six sales of technology rights in 2002 in which we received securities valued at $2,088,254.

Consulting fees decreased to $1,086,064 in the year ended December 31, 2003, from $1,264,249 in the year ended December 31, 2002. The decrease in the amount of income derived from consulting fees resulted from a decrease in the fair value of the securities received for such services in 2003 as compared to 2002. The number of companies for which we provided such services remained relatively constant in 2003. Of the consulting and other services income received during 2003, 23% were paid in the form of securities of the companies for which we rendered such services; the balance was paid in cash. Of the consulting and other services income received during 2002, 51% were paid in the form of securities of the companies for which we rendered such services; the balance was paid in cash.

In the absence of readily available market values, our board of directors determines the fair value of the securities we receive in connection with our technology-transfer transactions and strategic alliance agreements. In making its determination, our board of directors has considered valuation reports provided by an independent valuation service provider.

Expenses. Total operating expenses for the year ended December 31, 2003 were $3,512,416 consisting of salaries and wages of $746,171, professional fees of $734,658, sales and marketing expenses of $817,615, and general and administrative expenses of $1,213,972. These expenses compared to the $3,140,151 reported for the year ended December 31, 2002, consisting of salaries and wages of $762,914, professional fees of $515,164, sales and marketing expenses of $723,962, and general and administrative expenses of $1,138,111. The 12% increase in total operating expenses in 2003, was primarily due to increased professional fees on specific projects during 2003, greater technology-transfer costs, interest expense on an outstanding loan, increased investment banking fees, and the cost of an increased marketing effort. The 13% increase in sales and marketing expenses was largely due to an increase in the costs associated with acquisition of technologies that we subsequently transferred. The 2% decrease in salaries and wages reflected a decrease in the number of our employees in 2003 as compared to 2002. The 43% increase in professional fees is largely due to the increased costs associated with reporting and auditing requirements as a result of the Sarbanes-Oxely Act of 2002, as well as additional attorneys’ and other professional fees for work related to specific projects in early 2003, and the increase cost of quarterly valuation reports due to the increasing number of investments. The 7% increase in general and administrative costs is largely due to the interest expense paid during 2003 on a loan obtained by us in May 2003.

Net Realized and Unrealized Gains (Losses). Net realized losses on investments, net of income tax effect, amounted to $228,871 for the year ended December 31, 2003, and were related to sales of:

Company Name	Number Of Shares	Gain (Loss) On Sale
Advanced Recycling Sciences, Inc.	9,000	$(3,556)
FullCircle Registry, Inc.	98,250	(116,302)
Circle Group Holdings, Inc.	43,000	45,455
Clean Water Technologies, Inc.	20,000	(335)
Centrex, Inc.	1,343,400	(160,284)
Sense Holdings, Inc.	228,089	(8,655)
Innovative Medical Services, Inc.	120,000	14,806

		$(228,871)

Net realized losses on investments, net of income tax effect, amounted to $773,262 for the year ended December 31, 2002, and were related to sales of:

Company Name	Number Of Shares	Gain (Loss) On Sale
Advanced Recycling Sciences, Inc.	223,103	$(67,956)
Torvec, Inc.	1,068,354	(634,806)
Clean Water Technologies, Inc.	57,179	(6,425)
Centrex, Inc.	240,600	(6,459)
Sense Holdings, Inc.	1,621,911	(57,616)

		$(773,262)

Changes in Unrealized Appreciation or Depreciation. We determine the value of each investment in our portfolio on a quarterly basis, and changes in value result in unrealized appreciation or depreciation being recognized. At December 31, 2003, approximately 69.5% of our net assets represented investments recorded at fair value. Value, as defined in Section 2(a)(41) of the 1940 Act, is (i) the market price for those securities for which a market quotation is readily available and (ii) for all other securities and assets, fair value is as determined in good faith by the board of directors. Although many of the securities we hold in our portfolio are quoted on the OTC Bulletin Board or listed on the American Stock Exchange, our board of directors is required to determine the fair value of such securities if the validity of the market quotations appears to be questionable, or if the number of quotations is such as to indicate that there is a thin market in the security. The fair value of these securities is frequently less than the market quotations for such securities. Because there is typically no readily available market value for the investments in our portfolio, we value substantially all of our investments at fair value as determined in good faith by our board of directors. In making its determination, our board of directors may consider valuation appraisals provided by independent valuation service providers. Because of the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments determined in good faith by the board of directors may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material.

The net unrealized depreciation on investments, net of taxes, was $475,561 for the year ended December 31, 2003, compared to net unrealized depreciation, net of taxes, of $2,073,161 for the year ended December 31, 2002. The net unrealized depreciation consisted of fluctuations in fair value resulting from our board of directors’ valuation of our investments for the year ended December 31, 2003 and 2002. There were declines in value in 2003 related to our investments in Graphco Holdings Corporation, Rosbon, Inc., Advanced Recycling Sciences, Inc., Voice and Wireless, Inc., FullCircle Registry, Inc., Stealth MediaLabs, Inc., Primapharm Funding Corporation, Prime Pharmaceutical Corporation, Sequiam Corporation, GloTech Industries, Inc. and E Med Future, Inc. However, the decline in value was partially offset by an increase in value in our investments in Circle Group Holdings, Inc., Duraswitch Industries, Inc., Clean Water Technologies, Inc. and Peak Entertainment Holdings, Inc. Circle Group Holdings, Inc. had an increase in value of approximately $5.4 million, while Stealth MediaLabs, Inc. and GloTech Industries, Inc. had a total decrease in value of approximately $5.5 million. The remaining investments made up the additional net decline of approximately $375,000.

Our most significant portfolio investment was in Circle Group Holdings, Inc. at December 31, 2003. At December 31, 2003, the fair value of our investment in Circle Group was approximately $5.9 million, representing 76.2% of our investments and 53.0% of net assets at December 31, 2003.

Liquidity and Capital Resources

Net assets increased 90% to $43,915,571 at September 30, 2005 from $23,092,943 at December 31, 2004. This increase was primarily attributable to the completion of exempt offerings of shares of our common stock totaling $15.8 million, net of offering costs, during the nine months ended September 30, 2005 and by our completion of ten technology-transfer transactions valued at $12.5 million, offset by net realized losses and unrealized depreciation of $2.0 million on our investments.

On September 30, 2005 and December 31, 2004, we had $19,277,136 and $9,320,108, respectively, in cash and cash equivalents, and short term investments. We invest our excess cash primarily in CDs and U.S. Treasury Bills which normally have three month to two year maturities. We had no long-term debt outstanding at September 30, 2005.

In the nine months ended September 30, 2005, 73% of our income from operations was paid in the form of securities, compared to 82% of our income from operations for the nine months ended September 30, 2004. Our goal is to monetize the securities we receive in connection with our technology rights transactions and consulting services.

Contractual Obligations

The following table reflects a summary of our contractual obligations and other commercial commitments as of September 30, 2005:

Contractual Obligations	Payments Due By Period
	2005	2006	2007	2008	2009	More than 5 Years
Long-term leases	$35,817	$134,500	$108,260	$40,378	$28,520	$—

Recent Developments

Subsequent to September 30, 2005 and through January 24, 2006, we completed five technology-transfer transactions and entered into six strategic alliance agreements.

Our investments in HydroFlo, Inc. and Xethanol Corp. represented 20.5% of net assets at September 30, 2005. On January 24, 2006, the $0.17 and $3.30 market closing prices per share of HydroFlo, Inc. and Xethanol Corp., respectively, on the OTC Bulletin Board represented decreases of 78% and 49% from the $0.81 and $6.49 market closing prices per share on September 30, 2005, respectively, which closing prices were used by our board of directors in their determination of the fair value of our investment in these companies at September 30, 2005. Management estimates that based upon the decline in the market values of HydroFlo, Inc. and Xethanol Corp., our net asset value per share would decrease by approximately $0.44 per share or 7.9% from the net asset value per share reported in our financial statements at September 30, 2005.

Critical Accounting Policies and Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the U.S. requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Critical accounting policies are those that are both important to the presentation of our financial condition and results of operations and require management’s most difficult, complex, or subjective judgments. Our most critical accounting policy relates to the valuation of our investments.

Pursuant to the requirements of the 1940 Act, our board of directors is responsible for determining in good faith the fair value of our investments for which market quotations are not readily available. Although the securities of many of our portfolio companies are quoted on the OTC Bulletin Board or listed on the American Stock Exchange, our board of directors is required to determine the fair value of such securities if the validity of the market quotations appears to be questionable, or if the number of quotations is such as to indicate that there is a thin or illiquid market in the security.

We determine fair value to be the amount for which an investment could be exchanged in an orderly disposition over a reasonable period of time between willing parties other than in a forced or liquidation sale. Our valuation policy considers the fact that no ready market exists for substantially all of the securities in which we invest. Our valuation policy is intended to provide a consistent basis for determining the fair value of the portfolio. We will record unrealized depreciation on investments when we believe that an investment has become impaired, including where realization of an equity security is doubtful. We will record unrealized appreciation if we believe that the underlying portfolio company has appreciated in value. The value of investments in publicly traded securities are determined using quoted market prices discounted for restrictions on resale, if any.

Our equity interests in portfolio companies for which there is no liquid public market are valued using industry valuation benchmarks, and then the value is assigned a discount reflecting the illiquid nature of the investment as well as our minority, non-control position. When an external event such as a purchase transaction, public offering, or subsequent equity sale occurs, the pricing indicated by the external event is used to corroborate our valuation. The determined values are generally discounted to account for restrictions on resale and minority ownership positions.

The value of our equity interests in public companies for which market quotations are readily available is based on the closing public market price on the balance sheet date. Securities that carry certain restrictions on resale are typically valued at a discount from the public market value of the security.

Quantitative and Qualitative Disclosures About Market Risk

Market risk is the risk of loss arising from adverse changes in market rates and prices. We are primarily exposed to equity price risk and foreign exchange risk. The following is a discussion of our equity market risk and foreign exchange risk.

Equity price risk arises from exposure to securities that represent an ownership interest in our portfolio companies. The value of our equity securities and our other investments are based on quoted market prices or our board of directors’ good faith determination of their fair value (which is based, in part, on quoted market prices). Market prices of common equity securities, in general, are subject to fluctuations, which could cause the amount to be realized upon sale or exercise of the instruments to differ significantly from the current reported value. The fluctuations may result from perceived changes in the underlying economic characteristics of our portfolio companies, the relative price of alternative investments, general market conditions and supply and demand imbalances for a particular security.

We are also subject to risk from changes in foreign exchange rates with respect to our subsidiaries that use a foreign currency as their functional currency. Such changes could result in cumulative translation gains or losses that are included in our net assets. Revenue from foreign subsidiaries as a percentage of total revenue was 4.3% for the nine months ended September 30, 2005. Our foreign subsidiaries are based in the United Kingdom and Israel. Exchange rate fluctuations between the U.S. dollar and the currencies of these countries result in positive or negative fluctuations in the amounts relating to foreign operations reported in our consolidated financial statements. We generally do not use foreign currency options and forward contracts to hedge against the earnings effect of such fluctuations. While we do not expect to incur material losses as a result of this currency risk, there can be no assurance that losses will not result.

BUSINESS

Overview

We are a market-driven technology-transfer business that assists companies in identifying and acquiring technologies. Technology-transfer refers to the process by which new technologies, developed in universities, government research facilities, or similar research settings, are licensed to companies for commercial development and use. Our goal is to provide our companies an opportunity to acquire and commercialize innovative technologies primarily developed by universities, medical centers and federal research laboratories.

Our technology-transfer transactions generally involve three steps:

•	First, we seek to enter into a strategic alliance agreement with companies to learn about their technology needs and identify new discoveries that they want to acquire.

•	Second, we form and capitalize a new company to acquire the identified technology from a university, medical center or federal research laboratory.

•	Third, companies acquire the identified technology from us in a tax-free stock for stock exchange of shares of our newly formed entity for shares of the client-company.

We call this unique technology-transfer investment process U2B®.

Our investment objective is to increase our net assets by exchanging stock in new companies that we form to acquire new technologies for securities of, and cash from, companies seeking to acquire such new technologies.

As of September 30, 2005, we had equity investments of approximately $23.2 million at fair value in over 40 portfolio companies. We have transferred a diverse number of technologies to these and other companies ranging from a method to remove water-soluble forms of arsenic from water to a method to facilitate cost effective production of ethanol from waste biomass for fuel additives. During the nine months ended September 30, 2005, we have completed ten technology-transfer transactions in which we received equity securities of approximately $12.5 million at fair value and entered into 28 strategic alliance agreements in which we received equity securities of approximately $986,085 at fair value. During 2004, we completed 11 technology-transfer transactions for which we received equity securities of approximately $5.1 million at fair value and entered into 24 strategic alliance agreements for which we received equity securities of approximately $945,000 at fair value.

We also provide our companies with a full range of complementary technology-transfer-related services and products, including the provision of technical and business expertise to help companies identify, assess, protect and leverage intellectual property assets to enhance market leadership and profitability.

We are a non-diversified, closed-end management investment company that has elected to be regulated as a business development company, or BDC, under the Investment Company Act of 1940, or the 1940 Act.

We do not have a registered investment adviser and our management, under the supervision of our board of directors, makes our investment and management decisions. Our investment objective and strategies may change at any time and from time to time without stockholder approval.

Corporate History and Information

We were formed in 1997 by our management to facilitate the transfer of new technologies developed by universities and other research institutions to commercial enterprises.

Our executive offices are located at 202 S. Wheeler Street, Plant City, Florida 33563 and our telephone number is (813) 754-4330. We also have offices in Pennsylvania, Massachusetts, Maryland, North Carolina, California, Texas, Israel and the United Kingdom.

Our Internet address is www.utekcorp.com. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider information contained on our website to be part of this prospectus.

Business Strategies

Our strategy to achieve our investment objective includes the following key elements:

Execute technology-transfer transactions through our unique U2B® investment process. We seek to achieve our investment objective by creating newly formed companies to identify, license and market new technologies invented primarily by employees of universities, medical centers and federal research laboratories. We intend to sell these newly formed companies principally to privately owned and publicly traded companies in tax-free stock for stock exchanges. We call this unique technology-transfer investment process U2B®. It is our plan that the shares we receive in these exchanges will, in the course of our business, be sold for cash or other assets. We seek to sell our newly formed companies to publicly traded portfolio companies whenever possible, as this provides us with the potential for added liquidity.

Develop relationships with companies through our strategic alliance program. To facilitate the number of technology-transfer transactions we undertake pursuant to our U2B® investment process, we have developed a strategic alliance program. Our strategic alliances are designed to help companies enhance their new product pipeline through the acquisition of proprietary new technologies primarily from universities, medical centers and federal research laboratories. This program usually includes performing the following activities:

•	Constructing a technology acquisition or disposition profile that is approved by the company.

•	When appropriate, reviewing new technology acquisition opportunities from leading universities, medical centers and federal research laboratories and other sources that potentially meet this profile.

•	When a company has expressed an interest in learning more about a specific technology acquisition opportunity, we will acquire additional information about the technology and share it with the company.

•	At the company’s request, we will negotiate licenses to acquire technologies.

•	When both the company and we agree to move forward to acquire a specific technology, we seek to use our U2B® investment process to acquire and transfer the technology. Alternatively, with our consent, the company may acquire our introduced technology directly from the research institutions.

We normally receive unregistered shares of common stock from companies as payment for the services we render under our strategic alliance consulting engagements. We may also receive cash payments as compensation for our services. In addition, some companies engage us to license their existing proprietary technologies to other companies.

Continue to build strong relationships with research institutions. We have developed relationships with universities and research centers primarily in the United States and, to a lesser extent, in Canada, Europe, Russia, Ukraine, Japan and Chile. In addition, we have entered into agreements with universities and research centers in order to provide us early access to new technologies. At September 30, 2005, we had agreements with the following institutions:

Florida Atlantic University	University of Hawaii	University of West Florida	University of Houston

University of New Brunswick (Canada)	Oklahoma State University	Florida International University	University of York (United Kingdom)

University of Loughborough (United Kingdom)	University of Rochester	National Technology Transfer Center	Rice University

University of Akron	Penn State Research Foundation	University of California—Irvine	New York University

Yale University	George Mason University	University of Miami	Japan Technology Group (Japan)

DICTUC (Chile)	Hebrew University—Yissum Research & Development (Israel)	High Technologies (Russia)	Wheeling Jesuit University

Rutgers University	University of Warwick	Old Dominion University	University of South Carolina

University of Wyoming

In addition, we have technologies available for license on our Pharma-Transfer.com, TechEx.com, KnowledgeExpress.com and Uventures.com intellectual capital exchanges from more than 200 universities and research institutions worldwide.

The general terms and provisions of the agreements with the above-referenced universities, medical centers and federal research laboratories may include:

•	The research institution may have us review and evaluate the commercial potential of certain new technologies developed at the research institution.

•	The research institution may grant us license or option agreements which will give us the exclusive rights to license specific technology, provided mutually agreeable terms are reached, for a specific period of time.

•	The term of the agreement may be three to five years, or ongoing, but may be terminated by either party on 30 to 60 days written notice.

•	The research institution may, upon our request, file patents to protect technologies that we wish to have protected, prior to our license and transfer.

Provide strategic services and products to companies and research institutions. We seek to provide companies and research institutions with a full range of complementary technology-transfer-related services and products including the following:

•	TechEx.com Website—Used by technology-transfer and research professionals to efficiently exchange biomedical licensing opportunities and innovations available for partnering. This exchange was developed by Yale University.

•	KnowledgeExpress.com Website—Used by technology transfer, intellectual property, licensing and business development professionals in universities, corporations and government agencies for access to a comprehensive information platform combining business development and technology resources with expert search and report generation.

•	Uventures.com Website—An innovative Internet-based exchange primarily used for the marketing of physical science technologies developed at universities and research organizations.

•	Pharma-Transfer.com Website—Tracks the research and development efforts of leading universities, research institutions and life science companies in order to locate and deliver advanced technology acquisition opportunities to corporate subscribers in the pharmaceutical industry.

•	Strategic Intellectual Property (IP) Management Team—Provides technical and business expertise to help companies identify, assess, protect and leverage IP assets to enhance market leadership and profitability.

•	U2B® Intellectual Property Management Software—A comprehensive, flexible and easy to use product designed to help universities and research centers manage all types of intellectual property.

Pursue complementary acquisitions. Many of the products and services we offer to companies and research institutions were acquired by us through strategic acquisitions. We may seek to make additional acquisitions of technology-transfer-related businesses in the future. In considering whether to purchase a technology-transfer-related company, we evaluate a number of factors including reputation in the industry, the ability to assist our existing business units, quality of service provided, purchase price, strength of ties and relationships with client-companies, universities and research centers, the extent of intellectual property rights to significant technologies, and amount of equity ownership in portfolio companies which possess significant opportunity for growth.

Leverage the experience and relationships of our management team. We intend to take advantage of our experience in the field of technology-transfer to maximize the return on our investments in portfolio companies. We have assembled a management team with extensive experience in the field of technology-transfer. Our management team has experience in negotiating, structuring and consummating technology-transfer transactions. Our Chairman and Chief Executive Officer, Clifford M. Gross, has approximately seven years of experience in the technology-transfer business and has executed numerous technology-transfer transactions.

In addition, we intend to capitalize on relationships that members of our management have developed with research institutions and companies. The primary source of new technology-transfer opportunities to date have been from our management’s contacts with research institutions and companies. We believe that the ability of our management to maintain and develop relationships with research institutions and companies is a key factor in our ability to identify new potential investment opportunities.

Our Investments

Investment Model

Our investments generally follow a specific series of steps, which our management believes provide the greatest opportunity for long-term appreciation. As our investments are designed to bring and develop technologies from their inception at research institutions to the private sector, we refer to our investment model as U2B®. Using our U2B® investment model, we create and capitalize a new company to acquire new technologies and eventually exchange the securities of such newly formed company for securities in companies that acquire them. The sale of our newly formed companies to other companies in connection with our U2B® investment model results in a federal tax-free exchange for us. The following is a list of the steps that we generally take when we make an investment in a portfolio company using our U2B® investment model:

•	Form and capitalize a new company to acquire new technologies.

•	Advise and assist the newly formed company in completing the technology-transfer with the research institution and acquiring the license to the technology.

•	Complete the sale of the newly formed company and receive stock or cash compensation from the company for the sale of the stock we hold in the newly formed company.

•	Sell over time any securities received from the portfolio company as payment for the newly formed company.

In addition to holding a license to a new technology, our newly formed companies may also hold cash and other assets. The companies with which we engage in such transactions frequently have little or no prior operating history. We seek to limit the downside potential of investing in such companies by, among other things, requiring that such companies pay us a significant premium over our cost for the new technologies they acquire from us in connection with our U2B® investment model. We also may make additional investments in our portfolio companies to fund continued research and development of the technologies acquired by companies in connection with our U2B® investment process.

Investment Selection

We invest in companies that our management believes are positioned to benefit from the acquisition of new technology. Prior to our committing funds to an investment opportunity, our management and, to the extent it is deemed to be advisable by our management, our Scientific Advisory Council will review the prospects and risks of the potential technology and/or investment. For more information about our Scientific Advisory Council, see “Business—Scientific Advisory Council.”

When we assist a company in evaluating a new technology, we review the technology to make sure that it meets some or all of the following criteria:

•	the technology should represent a significant advance over existing technologies;

•	there should be an existing global market for the technology once it is commercialized;

•	the technology should be socially responsible (i.e., not intended for destructive or harmful purposes); and

•	there should be a customer readily available for the technology.

In addition, we consider some or all of the following additional matters in connection with our decision to make an investment:

•	industry trends;

•	financial requirements to adequately commercialize the technology;

•	competition; and

•	the operating record and quality of the entrepreneurial group associated with a prospective investment.

If, in our management’s view, a technology meets some or all of the criteria discussed above, then we will commence negotiations with the technology developer to arrange for a license of the technology. Normally, we seek to acquire on behalf of our portfolio companies a worldwide exclusive license for the field of use. These licenses usually have an upfront fee, royalty provision, and minimum annual royalties. Pursuant to the terms of these license agreements, all rights to royalties remain with the university or research institute that grants the license. The term for most agreements is for the life of the technology underlying the license. Our management will review license agreements and advise companies as to license terms and requirements.

Portfolio

As of September 30, 2005, we had equity investments of approximately $23.2 million at fair value in over 40 portfolio companies. We have transferred a diverse number of technologies to these companies ranging from a method to remove water-soluble forms of arsenic from water to a method to facilitate cost effective production of ethanol from waste biomass for full additives. Our transactions to date have been primarily with thinly traded public companies and private companies. As of September 30, 2005, all of the securities that we have received in connection with our U2B® investment model are subject to legal restrictions on resale or are otherwise less liquid than public companies which have actively traded securities. As a result, our ability to sell or otherwise transfer the securities we hold is limited. For more information about our portfolio companies, see “Portfolio Companies.”

Scientific Advisory Council

The principal purpose of our Scientific Advisory Council is to assist our management in the evaluation of new technologies. As of September 30, 2005, our Scientific Advisory Council consisted of the following members:

Name	Title	Expertise
Albert J. Anthony, D.M.D.	Dentist, Retired	Dentistry and dental equipment

Regis J. Bates, Jr.	President, TC International Consulting, Inc.	Telecommunications and information systems

Jeffrey Bleil, Ph.D.	Chief Technology Officer and Executive Director of the Science Advisory Council of UTEK Corporation	Cell and developmental biology

A. Peter Blicher, Ph.D.	Independent Consultant in Computer Vision	Computer vision with emphasis on face recognition and biometrics

Lawrence Bodenstein, M.D., Ph.D.	Pediatric Surgeon, Children’s Hospital of New York-Presbyterian; Faculty Member of Columbia University	Pediatric surgery, modeling of morphogenesis and cell patterning

Alain M. Boudet, Ph.D.	Professor, University of Paul Sabatier	Cell and molecular plant biology

Russell Brantman, Ph.D.	Engineering Technology Consultant	Mechanical engineering; systems engineering; vehicle safety systems; crash simulations

Stuart Brooks, M.D.	Professor, University of South Florida	Board Liaison for the Science Advisory Council

Marcel J. Crochet, Ph.D.	Recteur, Université Catholique de Louvain Louvain-la-Nueve, Belgium	Fluid mechanics

Tzann T. Fang, M.D.	Physician, Bakersfield Hematology & Medical Oncology	Medical oncology, hematology, internal medicine

S. Anders Flodström, Ph.D.	President, Kungl Tekniska Högskolan Royal Institute of Technology, Stockholm, Sweden	Solid state and semiconductor physics

Glenn Goldstein, M.D.	Medical Director of Luftansa Airlines	Physiatry, rehabilitation medicine, aviation medicine

Hector J. Gomez, M.D., Ph.D.	Chairman of the Board of Directors, DNAprint Genomics	Pharmacology, drug development, pharmacogenomics,

Ralph S. Greco, M.D.	Head of Surgery—Stanford University Medical School	Endocrine and gastrointestinal surgery

Leslie Greengard, M.D., Ph.D.	Professor Mathematics at the Courant Institute, New York University	Mathematical biology, computational chemistry, applied and computational mathematics and partial differential equations

Name	Title	Expertise
Said I. Hakky, M.D.	Staff Urologist, Bay Pines V.A. Center; Asst. Professor of Urology, University of South Florida	Urology

Jui-Sung Hung, M.D., F.A.C.C.	Professor, China Medical College Hospital	Cardiology

Walter Kohn, Ph.D.	Nobel laureate; Professor, University of California at Santa Barbara	Chemistry

Gerald Krueger, Ph.D., CPE	Principal Scientist/Ergonomist	Human performance enhancement, human systems design.

Yun-Fan Liaw, M.D.	Professor of Medicine, Chang Gung Medical College	Gastroenterology, hepatology.

Gary S. Margules, Sc.D.	Assistant Provost for Technology Transfer & Industry Research, University of Miami, Florida	Engineering science, medical devices, biomedical science, heath care industry

Vince Mazzeo, M.D.	Radiologist, Boca Raton Community Hospital	Medical imaging, radiology

Sharrell L. Mikesell, Ph.D.	Executive Director, Ohio Polymer Strategy Council	Polymer sciences

O. Norman Nesheim, Ph.D.	Professor, University of Florida	Pesticide regulation and safety management, food and water safety

George R. Newkome, Ph.D.	Vice President for Research & Dean, Graduate School, University of Akron	Organic chemistry and polymer chemistry

Peter Normington	President, Consultar, Inc.	Semiconductor equipment and manufacturing

Dennis R. Pape, Ph.D.	President, AlphaLaunch	Optics, photonics, optical networks, acoustics and electronics

Penio S. Penev, Ph.D.	Research Staff Member, NEC Laboratories, Princeton, New Jersey	Biometrics, optical imaging, computerized facial recognition

Caroline Popper, M.D., MPH	Independent Consultant	Biotechnology and business development

Fritz B. Prinz, Ph.D.	Chairman, Mechanical Engineering Department at Stanford University; Rodney H. Adams Professor in the Departments of Mechanical Engineering, Materials Science and Engineering	Mechanical engineering

Charles Proctor, Ph.D., P.E.	Owner, Proctor Engineering Research & Consulting	Orthopedic implants and devices

Name	Title	Expertise
Peter Reischl, Ph.D.	Professor, San Jose State University	Electrical engineering, power electronics and controls high frequency energy conversion

Philip Ross	CEO and Director, Cordless Group, UK	Communications technologies and cordless applications

Brian B. Schwartz, Ph.D.	Professor, City University of New York	Physics and material science

Eugene Starr, Ph.D.	Immunological Diagnostics Consultant	Microbiology, immunology, diagnostics

Ian Wells	Independent Consultant	Engineering physics

Michael Zaworotko, Ph.D.	Professor, University of South Florida	Nanotechnology, crystal engineering, x-ray crystallography

Financial Information About Financial Segments

See Note 7 “Segment Reporting” to our unaudited consolidated financial statements included elsewhere in this prospectus for information about our reportable segments.

Employees

As of January 3, 2006, we had 51 employees in our offices. Of these employees, 20 are based in our Plant City, Florida corporate headquarters; four in our Massachusetts office; one in our North Carolina office; eight in our Pennsylvania office; one in our Maryland office; one in our Texas office; one in our California office; six in our Israel office; and nine are based in our United Kingdom offices. We believe our relations with our employees are good.

Competition

The technology-transfer business is highly competitive. We expect that if our investment model proves to be successful, our current competitors in the technology-transfer market may duplicate our strategy, and new competitors may enter the market. We compete against other technology-transfer companies, some of which are much larger and have significantly greater financial resources than we do. In addition, these companies will be competing with our portfolio companies to acquire technologies from universities and government research laboratories. We also compete against large companies that seek to license university-developed technologies for themselves. We cannot assure you that we will be able to successfully compete against these competitors in the acquisition of technology licenses, funding of technology development or marketing to potential portfolio companies.

Properties

Our principal office is located at 202 S. Wheeler Street, Plant City, Florida. Our lease for approximately 2,700 square feet of office space expires in 2006. We also lease office space in Massachusetts, Texas, Pennsylvania, Maryland, North Carolina, California, Israel and the United Kingdom. In the third quarter of 2005, we acquired all of the issued and outstanding shares of capital stock of Ybor City Group, Inc. for an aggregate purchase price of approximately $3.2 million. Ybor City Group, Inc. was a real estate holding company that owned commercial real estate property in Tampa, Florida. We subsequently transferred all of the issued and outstanding shares of capital stock of Ybor City Group, Inc. to one of our portfolio companies, UTEK Real Estate Holdings, Inc. We financed the acquisition through the issuance of 119,134 shares of our common stock. In addition, Ybor City Group, Inc. entered into a $1.5 million mortgage on the property. We intend to use a portion of the property for the expansion and relocation of our corporate headquarters.

Legal Proceedings

We are a party from time to time to certain legal proceedings incidental to the normal course of our business. At this time, we are not a party to any material legal proceedings.

SENIOR SECURITIES

Information about our senior securities is shown in the following table as of the fiscal year ended December 31, unless otherwise noted. The “—” indicates information which the SEC expressly does not require to be disclosed for certain types of senior securities. Pender Newkirk & Company’s report on the senior securities table, as of December 31, 2004, is attached as an exhibit to the registration statement of which this prospectus is a part.

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage Per Unit(2)	Involuntary Liquidating Preference Per Unit(3)	Average Market Value Per Unit(4)
Revolving Line of Credit

2000	$39,975	$212,507	—	N/A
2001	—	—	—	N/A
2002	—	—	—	N/A
2003	—	—	—	N/A
2004	—	—	—	N/A
2005 (as of September 30) (unaudited)	—	—	—	N/A

Note Payable

2000	$—	$—	—	N/A
2001	—	—	—	N/A
2002	—	—	—	N/A
2003	847,890	14,153	—	N/A
2004	—	—	—	N/A
2005 (as of September 30) (unaudited)	—	—	—	N/A

(1)	Total amount of each class of senior securities outstanding at the end of the period presented.
(2)	The asset coverage ratio is the ratio of the carrying value of our total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness.
(3)	The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it.
(4)	Not applicable because senior securities are not registered for public trading.

PORTFOLIO COMPANIES

The following table sets forth certain information as of September 30, 2005 regarding each portfolio company in which we had an investment. Other than these investments, our only relationships with our portfolio companies are the managerial assistance we may separately provide to our portfolio companies, which services would be ancillary to our investments.

Name and Address of Portfolio Company	Nature of Its Principal Business	Title of Securities Held by Us	Percentage of Class Held	Cost of Investment	Fair Value of Investment(1)
				(Unaudited)	(Unaudited)
AdAl Group, Inc. Billhurst Studio Lingfield Common Road Lingfield Surrey, RH7 6B7 UK	Aluminum extruded products manufacturer	Common Stock	<1%	$72,912	$67,200

Advanced Refraction Technologies, Inc. 1062 Calle Negocio, Suite D San Clemente, CA 93673	Medical device technology with ophthalmolic applications	Common Stock	1.1%	$40,998	$6,333

Advanced 3-D Ultrasound Services, Inc. 3900 31st St. N. St. Petersburg, FL 33714	Energy saving technologies	Common Stock	<1%	$71,256	$60,627

American Soil Technologies, Inc. 1224 Montaguest Pacoima, CA 91331	Fertilizer innovation	Common Stock	1.9%	$75,996	$65,143

Bioflavorance Technology and Research, Inc. 2033 Main Street, Suite 400 Sarasota, FL 34327	Develops, manufactures and markets flavors and fragrances	Common Stock	3.4%	$0	$0

BP International, Inc. 510 W. Arizona Ave. Deland, FL 32720	Shade structures	Common Stock	1.3%	$78,852	$51,480

Broadcast International, Inc. 7050 Union Park Ave. Salt Lake City, UT 84047	Telecommunications	Common Stock	<1%	$80,916	$94,400

Circle Group Holdings, Inc. 1011 Campus Drive Mundelein, IL 60060	Small business holding company	Common Stock	4.7%	$683,219	$1,836,904

Clean Water Technologies, Inc. 2716 St. Andrews Blvd., Suite 200 Tarpon Springs, FL 34688	Environmental services	Common Stock	13.2%	$568,006	$49,000

E Med Future, Inc. 794 Morrison Road, Suite A Columbus, OH 43230	Needle destruction device	Common Stock	2.8%	$489,624	$30,530

eFoodSafety.com Inc. 19125 N. Indian Ave. North Palm Springs, CA 92258-0490	Safety of fruit, vegetables, poultry, beef and seafood	Common Stock	<1%	$47,801	$27,143

eLinear, Inc. 2901 Sam Houston Parkway, Suite E300 Houston, TX 77043	Technology solutions provider of security	Common Stock	<1%	$190,763	$128,005

Name and Address of Portfolio Company	Nature of Its Principal Business	Title of Securities Held by Us	Percentage of Class Held	Cost of Investment	Fair Value of Investment(1)
				(Unaudited)	(Unaudited)
Fortress America Acquisition Corp. 3 Bethesda Metro Center Bethesda, MD 20814	Special purpose acquisition corp.	Common Stock	<1%	$240,000	$240,800

Fuel FX International, Inc. 12730 High Bluff Dr., Suite 260 San Diego, California 92130	Proprietary products focused on reducing environmental emissions	Common Stock	11.3%	$1,280,142	$1,280,143

GeneThera, Inc. 3930 Yougfield Street Wheatridge, CO 80033	Molecular biotechnology products	Common Stock	<1%	$36,014	$4,735

Health Sciences Group, Inc. Howard Hughes Center 6080 Center Drive, 6th Floor Los Angeles, CA 90045	Nutraceutical and pharmaceutical products	Common Stock	12.9%	$1,685,189	$1,718,037

Hybrid Fuel Systems, Inc. 12409 Telecom Drive Tampa, FL 33637	Patented natural gas/diesel dual fuel technology	Common Stock	<1%	$78,852	$45,000

HydroFlo, Inc. 3721 Junction Blvd. Raleigh, NC 27603	Business development company	Common Stock	17.3%	$854,602	$3,679,272

Industrial Biotechnology Corp.(3) 2033 Main St., Suite 400 Sarasota, FL 34237	Manufactures and markets flavors and fragrances	Preferred A Series	50%	$2,000,000	$2,000,000

Inseq Corp. 111 Howard Blvd., Suite 108 Mount Arlington, NJ 07856	Waste minimalization	Common Stock	13.8%	$2,434,783	$1,696,739

Intra-Asia Entertainment Corp. 1111 Corporate Center Road Monterey Park, CA 91754	Digital television entertainment	Common Stock	1.1%	$1,607,494	$151,334

INyX, Inc. 825 Third Ave. 40th Floor New York, NY 10022	Aerosol drug delivery	Common Stock	<1%	$19,813	$28,499

Israel Technology Acquisition Corp. 23 Karlibach St. Tel Aviv 67132 Israel	Special purpose acquisition corp.	Common Stock	1.7%	$300,000	$305,000

Jenex Corporation 207-940 Sheldon Court Burlington, Ontario L7L 5K6 Canada	Consumer and healthcare products	Common Stock	<1%	$25,657	$10,933

Name and Address of Portfolio Company	Nature of Its Principal Business	Title of Securities Held by Us	Percentage of Class Held	Cost of Investment	Fair Value of Investment(1)
				(Unaudited)	(Unaudited)
KP Renewables plc UK Representative Office 566 Chiswick High St. Chiswick Park Building Three Suite 100 Chiswick W4 5YA	Renewable energy	Common Stock	<1%	$94,500	$47,500

Maelor PLC Cae Gwilyn Road Newbridge, Wrexham LL14 3JG United Kingdom	Products for niche healthcare applications	Common Stock	<1%	$24,147	$22,560

Magic Media Networks, Inc. 530 N. Federal HWY Ft. Lauderdale, FL 33301	Digital display monitor networks	Common Stock	<1%	$54,173	$31,099

Manakoa Services Company 7203 W Deschutes Ave., Suite B Kennewick, WA 99336	Compliance analysis and monitoring	Common Stock	19.6%	$2,258,837	$688,280

Material Technologies, Inc. 11661 San Vicente Blvd., Suite 707 Los Angeles, CA 90049	Metal fatigue detection	Common Stock	<1%	$78,672	$23,631

Meridex Software Corporation 13777 Commerce Parkway, Suite 138 Richmond, BC V6V 2X3	Software development company	Common Stock	4.3%	$28,888	$29,999

Modern Technology Corporation 1420 N. Lamar Blvd. Oxford, MS 38655	Technology development and acquisition company	Common Stock	4.9%	$82,152	$15,000

Myrmidon Biomaterials 206 S. Fifth Ave., Suite 250 Ann Arbor, MI 48104	Biomaterial tendon replacement	Common Stock	10%	$0	$0

New Life Scientific, Inc. 4400 Route 95, Suite 1000 Freehold, NJ 02728	Pharmaceutical biotechnologies	Common Stock	<1%	$81,816	$64,285

NutraCea International Corporation 1261 Hawks Flight Court El Dorado Hills, CA 95762	Rice bran nutrient research and development	Common Stock	<1%	$92,040	$172,856

Pacific Biometrics, Inc. 220 West Harrsion Street Seattle, WA 98119	Specialty central laboratory services	Common Stock	<1%	$59,356	$59,725

Power3 Medical Products, Inc. 44050 Ashburn Plaza, Suite 195 Ashburn, VA 20147	Healthcare products	Common Stock	<1%	$223,984	$37,576

Preservation Sciences, Inc. 2440 30th Ave. North St. Petersberg, FL 33713	Industrial coatings	Common Stock	2.5%	$0	$70,292

Name and Address of Portfolio Company	Nature of Its Principal Business	Title of Securities Held by Us	Percentage of Class Held	Cost of Investment	Fair Value of Investment(1)
				(Unaudited)	(Unaudited)
Quest Minerals & Mining Corp. 470 Burning Fork Pikeville, KY 41502	Coal and mineral mining	Common Stock	1.5%	$81,228	$70,400

Rival Technologies, Inc. 200, 100 Park Royal West Vancouver, BC V7T 1 Canada	Diesel engine technologies	Common Stock	<1%	$82,104	$98,400

Sequiam Corporation 300 Sunport Lane Orlando, FL 32809	Biological authentication and biometrics technologies	Common Stock	1.39%	$185,726	$232,200

SinoFresh Healthcare, Inc. 516 Paul Morris Drive Englewood, FL 34223	Therapies to treat inflammatory and infectious diseases	Common Stock	1.3%	$101,500	$40,250

Stealth MediaLabs, Inc. 11475 Commercial Ave. Richmond, IL 60071	Software products	Common Stock	13.6%	$1,708,000	$0

Swiss Medica, Inc. 53 Yonge Street, 3rd Floor Toronto, Ontario M5E1J73 Canada	Bioscience products	Common Stock	<1%	$381,268	$315,000

TenthGate, Inc. 44050 Ashburn Plaza, Suite 195 Ashburn, VA 20147	Healthcare related products and services	Common Stock	1.8%	$0	$0

Trio Industries Group, Inc. 6750 Hillcreast Plaza Dr., Suite 313 Dallas, TX 75230	Protective powder coated wood components	Common Stock	<1%	$64,246	$146,138

U.S. Wireless Online, Inc. 500 West Jefferson St., Suite 2350 Louisville, KY 40202	Wireless broadband networks	Common Stock	3.8%	$66,000	$180,000

UTEK Real Estate Holdings, Inc. 202 S. Wheeler St., Suite 201 Plant City, FL 33563	Real estate development	Common Stock	(2)	$2,041,605	$1,906,353

Uniphyd Corporation 700 S. Royal Poinciana Blvd., Suite 401 Miami, FL 33166	Develops and operates managed care plans	Common Stock	Not avail.	$68,569	$0

Veridium Corporation One Jasper Street Paterson, NJ 07522	Environmental services business	Common Stock	<1%	$69,032	$8,865

Vitacube Systems Holding, Inc. 480 South Holly Street Denver, CO 80246	Specialty nutraceuticals	Common Stock	<1%	$84,852	$63,086

Name and Address of Portfolio Company	Nature of Its Principal Business	Title of Securities Held by Us	Percentage of Class Held	Cost of Investment	Fair Value of Investment(1)
				(Unaudited)	(Unaudited)
WebSky, Inc. 921 Front Street San Francisco, CA 94111	Wireless broadband services	Common Stock	1.7%	$0	$14,880

Xethanol Corporation 1185 Ave. of the Americas, 20th Floor New York, NY 10036	Bioethanol products	Common Stock	8.5%	$3,463,887	$5,329,221

				$24,438,591	$23,244,853

(1)	The value of all securities for which there is no readily available market value is determined in good faith by our board of directors. In making its determination, our board of directors has considered valuation appraisals provided by an independent valuation service provider.
(2)	At September 30, 2005, we owned 100% of UTEK Real Estate Holdings, Inc., which has three subsidiaries: Rosbon LLC, ABM of Tampa Bay, Inc. and Ybor City Group, Inc. At September 30, 2005, UTEK Real Estate Holdings, Inc. owned 150, or 15%, of the equity interests outstanding of Rosbon LLC and all of the outstanding shares of capital stock ABM of Tampa Bay, Inc. and Ybor City Group, Inc.
(3)	Our investment consists of shares of Series A preferred stock, of which we owned 50% of the outstanding shares of Series A preferred stock at September 30, 2005.

DETERMINATION OF NET ASSET VALUE

Quarterly Net Asset Value Determinations

We determine the net asset value per share of our common stock quarterly. We disclose these net asset values in the periodic reports we file with the SEC. The net asset value per share of our common stock is equal to the value of our total assets minus total liabilities divided by the total number of shares of common stock outstanding.

At September 30, 2005, approximately 53% of our total net assets represented investments recorded at fair value. Value, as defined in Section 2(a)(41) of the 1940 Act, is (i) the market price for those securities for which a market quotation is readily available and (ii) for all other securities and assets, fair value as determined in good faith by the board of directors. Because there is typically no readily available market value for the investments in our portfolio, we value substantially all of our investments at fair value as determined in good faith by our board of directors. In making its determination, our board of directors considers valuation appraisals provided by an independent valuation service provider. Because of the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments determined in good faith by our board of directors may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material.

There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments we make. We will record unrealized depreciation on investments when we believe that an investment has become impaired, including where realization of an equity security is doubtful. Conversely, we will record unrealized appreciation if we have an indication that the underlying portfolio company has appreciated in value and, therefore, our equity security has also appreciated in value, where appropriate.

With respect to private equity securities, each investment is valued using industry valuation benchmarks, and then the value is assigned a discount reflecting the illiquid nature of the investment as well as our minority, non-control position. When an external event such as a purchase transaction, public offering, or subsequent equity sale occurs, the pricing indicated by the external event is used to corroborate our private equity valuation. Equity securities in public companies that carry certain restrictions on sale are generally valued at a discount from the public market value of the securities.

Our board of directors bases its determination upon, among other things, applicable quantitative and qualitative factors. These factors may include, but are not limited to, type of securities, nature of business, marketability, market price of unrestricted securities of the same issue (if any), comparative valuation of securities of publicly-traded companies in the same or similar industries, current financial conditions and operating results, sales and earnings growth, operating revenues, competitive conditions and current and prospective conditions in the overall stock market.

We have retained Bolten Financial Consulting, Inc. to provide us with quarterly valuations of our portfolio of investments. Our board of directors uses these valuations to aid it in its determination of the fair value of our investments. Our board of directors retains its responsibility for determining the fair value of our portfolio of investments.

Determinations in Connection with Offerings

In connection with each offering of shares of our common stock, our board of directors or a committee thereof is required to make the determination that we are not selling shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made. Our board of directors considers the following factors, among others, in making such determination:

•	the net asset value of our common stock disclosed in the most recent periodic report we filed with the SEC;

•	our management’s assessment of whether any material change in the net asset value of our common stock has occurred (including through the realization of gains on the sale of our portfolio securities) from the period beginning on the date of the most recently disclosed net asset value of our common stock to the period ending two days prior to the date of the sale of our common stock; and

•	the magnitude of the difference between the net asset value of our common stock disclosed in the most recent periodic report we filed with the SEC and our management’s assessment of any material change in the net asset value of our common stock since the date of the most recently disclosed net asset value of our common stock, and the offering price of the shares of our common stock in the proposed offering.

Importantly, this determination does not require that we calculate the net asset value of our common stock in connection with each offering of shares of our common stock, but instead it involves the determination by our board of directors or a committee thereof that we are not selling shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made.

Moreover, to the extent that there is even a remote possibility that we may (i) issue shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made or (ii) trigger the undertaking (which we provided to the SEC in the registration statement to which this prospectus is a part) to suspend the offering of shares of our common stock pursuant to this prospectus if the net asset value of our common stock fluctuates by certain amounts in certain circumstances until the prospectus is amended, our board of directors will elect, in the case of clause (i) above, either to postpone the offering until such time that there is no longer the possibility of the occurrence of such event or to undertake to determine the net asset value of our common stock within two days prior to any such sale to ensure that such sale will not be below our then current net asset value, and, in the case of clause (ii) above, to comply with such undertaking or to undertake to determine the net asset value of our common stock to ensure that such undertaking has not been triggered.

These processes and procedures are part of our compliance policies and procedures. Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records we are required to maintain under the 1940 act.

MANAGEMENT

Our business and affairs are managed under the direction of our board of directors. Our board of directors elects our officers, who serve at the discretion of our board of directors. Certain information with respect to each of our eight directors, as well as our executive officers who do not serve on our board of directors, is set forth below, including their names, ages, a brief description of their recent business experience, including present occupations and employment, and certain directorships that each person holds. The address for each of our directors and executive officers set forth below is 202 S. Wheeler Street, Plant City, Florida 33653.

Directors

The members of our board of directors have been divided into two groups—interested directors and independent directors. Interested directors are “interested persons” as defined in the 1940 Act. Our board of directors has determined that Stuart M. Brooks, Kwabena Gyimah-Brempong, Holly Callen Hamilton, John Micek III and Keith A. Witter are “independent directors” within the meaning of Section 121(A) of the American Stock Exchange Company Guide.

Name	Age	Position	Director Since	Expiration of Term
Independent Directors
Stuart M. Brooks	69	Director	1998	2006
Kwabena Gyimah-Brempong	54	Director	1998	2006
Holly Callen Hamilton	56	Director	2004	2006
John Micek III	52	Director	2001	2006
Keith A. Witter	57	Director	2003	2006
Interested Directors
Clifford M. Gross, Ph.D.	47	Chairman and Chief Executive Officer	1997	2006
Sam Reiber, J.D.	58	Vice President, General Counsel and Director	1998	2006
Arthur Chapnik	65	Director	1998	2006

Executive Officers

The following persons serve as our executive officers in the following capacities:

Name	Age	Position
Clifford M. Gross, Ph.D.	47	Chief Executive Officer
Carole R. Wright	43	Chief Financial Officer, Treasurer and Corporate Secretary
Douglas Schaedler	34	Chief Operating Officer and Chief Compliance Officer
Sam Reiber, J.D.	58	Vice President and General Counsel

Biographical Information

Independent Directors

Stuart M. Brooks, M.D., 69, has served as a director since May 1998 and also serves as the Director of our Scientific Advisory Board. He is a Professor of Medicine and Public Health and Director of the NIOSH Educational and Research Center at the University of South Florida.

Kwabena Gyimah-Brempong, Ph.D., 54, has served as a director since May 1998. Between May 1998 and December 1998, Dr. Gyimah-Brempong served as the Director of University Partnerships and was responsible for helping University Partnerships build relationships with American universities. Since 1994, Dr. Gyimah-Brempong has been a Professor of Economics at the University of South Florida School of Business. Dr. Gyimah-Brempong is currently economics program director at the National Science Foundation.

Dr. Gyimah-Brempong has served as a consultant to many international organizations, including the United Nations’ Economic Commission for Africa, Stockholm International Peace Research Institute, and African Capacity Building Foundation.

Holly Callen Hamilton, 56, has served as a director since September 2004 and is the founder and President of Callen & Associates Financial Services, Inc., an investment firm specializing in the areas of venture capital, private placement offerings, retirement planning and charitable giving. Prior to founding Callen & Associates, Ms. Callen Hamilton was affiliated with Paine Webber from 1981 to 1983, where she was tax planning and insurance products coordinator. From 1991 to 1996, Ms. Callen Hamilton was the Director of Development and Fundraising for the University of Minnesota Women’s Athletic Department. Ms. Callen Hamilton has a B.S. from Indiana University and an M.A. from the University of Illinois.

John Micek III, J.D., 52, has served as a director since June 2001. Since 2000, he has been a managing director of Silicon Prairie Partners, LP, a venture fund. Since September 1998, Mr. Micek has also served as President of JAL Enterprises (formerly Universal Assurors, Inc.), a member company of Universal Group, Inc., a Midwest group of insurance companies. From July 1997 to July 1998, he served as Chief Operating Officer for Protozoa, Inc., a digital media and animation company. From April 1994 to February 1997, Mr. Micek was General Counsel for Enova Systems, Inc., a developer and manufacturer of digital power management and conversion systems for mobile and stationary applications. He also serves as a director of Armanino Foods of Distinction, Inc., a public company that produces and markets frozen and refrigerated food products. He received a Bachelor of Arts degree in History from the University of Santa Clara in 1974 and a Juris Doctorate from the University of San Francisco School of Law in 1979.

Keith A. Witter, J.D., 57, has served as a director since April 2003. Since 1982, Mr. Witter has been the President of FFP Investment Advisors, Inc., a financial services company. Mr. Witter is an attorney specializing in business, estate, and financial planning. From 1975 to 1980, he served as partner at the Dunlap Law Office in Rochester, Minnesota. From 1973 to 1975, he worked as an accountant after receiving his undergraduate degree at Gustavus Adolphus College in Business Administration and his law degree from the University of Minnesota. Mr. Witter serves as a director of Voice and Wireless Corporation.

Interested Directors

Clifford M. Gross, Ph.D., 47, has served as our Chief Executive Officer and Chairman of our board of directors since 1997. Dr. Gross received his Ph.D. from New York University in 1981, and from 1982 to 1984 Dr. Gross served as the Acting Director of the Graduate Program in Ergonomics and Biomechanics at New York University. From 1984 to 1985, Dr. Gross served as the Chairman of the Department of Biomechanics at New York Institute of Technology. In 1985, Dr. Gross founded and served as Chief Executive Officer of the Biomechanics Corp. of America until 1995. From 1996 to 1997, Dr. Gross served as a research professor and Director of the Center for Product Ergonomics at the University of South Florida. Dr. Gross holds 18 patents and has authored numerous publications. Dr. Gross is an interested director because he is our Chief Executive Officer and owns, controls, or holds, directly or indirectly, more than 5% of our common stock. Dr. Gross’ father-in-law, Arthur Chapnik, is also one of our directors.

Sam Reiber, J.D., 58, has served as our Vice President since December 2000, as our General Counsel since 1997 and as a director since May 1998. Mr. Reiber is a founding partner of Linsky & Reiber, a law firm located in Tampa, Florida. Mr. Reiber has conducted a diversified practice of law in Tampa for 25 years. He received a Bachelor’s degree in economics from the University of Minnesota in 1969 and a Juris Doctor from the William Mitchell College of Law in 1974. Mr. Reiber is an interested director because he is our Vice President and General Counsel.

Arthur Chapnik, 65, has served as a director since May 1998. Mr. Chapnik is also the President of Harrison McJade & Co., Ltd., an apparel design and marketing company. Mr. Chapnik served as President of Samsung USA’s women’s apparel division from 1988 to 1990. Mr. Chapnik is an interested director because he is Dr. Gross’ father-in-law.

Executive Officers

The biographical information for Dr. Gross, our Chief Executive Officer and Chairman, and Mr. Reiber, our Vice President and General Counsel, is set forth above under “Biographical Information—Interested Directors.”

Carole R. Wright, C.P.A., age 43, has served as our Secretary and Treasurer since June 1999 and as our Chief Financial Officer since March 2003. Ms. Wright also served as our Chief Financial Officer from June 1999 until February 2001. Ms. Wright is also a partner of Myers, & Wright, P.A., conducting a diversified accounting practice in Tampa, Florida for over 15 years. She received her Bachelor of Science degree in accounting from the University of Tampa.

Douglas Schaedler, CFA, age 34, was appointed as our Vice President on March 15, 2004 and on July 9, 2004 was appointed as our Chief Operating Officer and Chief Compliance Officer. Prior to joining UTEK, Mr. Schaedler served as a Principal at Praxis Capital Ventures, LP, a private equity firm providing growth capital to emerging companies. Previously, he was the Director of Corporate and Strategic Development at Verticalnet, Inc., a provider of supply management solutions to companies, and was a founder of BuyersUnite, an innovative purchasing aggregation firm. Mr. Schaedler received a B.A. from Tufts University and an M.B.A. from the University of Chicago, Graduate School of Business. He is a Chartered Financial Analyst.

Committees of the Board of Directors

Our board of directors has established an audit committee, a budget committee and a compensation committee. During 2004, the board of directors held eight board meetings. All directors attended at least 75% of the aggregate number of meetings of the board of directors and applicable committee meetings on which each director served. We require each director to make a diligent effort to attend all board and committee meetings, as well as each annual meeting of stockholders. Each of the directors was present at our 2005 Annual Meeting of Stockholders.

Audit Committee

The audit committee operates pursuant to a charter approved by the board of directors. The charter sets forth the responsibilities of the audit committee. Among other things, the audit committee is responsible for the appointment, compensation and retention and oversight of the work of our registered independent public accounting firm. The audit committee met six times during 2004. The audit committee is presently composed of three persons, including John Micek III, Kwabena Gyimah-Brempong and Keith Witter, all of whom are considered independent under the rules promulgated by the American Stock Exchange. The board of directors has determined that John Micek III is an “audit committee financial expert” as defined under Item 401 of Regulation S-K of the Securities and Exchange Act of 1934.

Budget Committee

The budget committee is responsible for reviewing our budget. The budget committee is presently composed of Holly Callen Hamilton, Keith Witter and Kwabena Gyimah-Brempong, all of whom are independent under the rules promulgated by the American Stock Exchange. The budget committee met once during 2004.

Compensation Committee

The compensation committee reviews and approves annual salaries and bonuses for all officers, reviews, approves and recommends to the board of directors the terms and conditions of any employee benefit plans or changes thereto, administers our stock option plans and carries out the responsibilities required by the rules of the American Stock Exchange. The compensation committee is presently composed of three persons, Stuart Brooks, Holly Callen Hamilton and Keith Witter, all of whom are considered independent under the rules promulgated by the American Stock Exchange. The compensation committee met twice during 2004.

Nominating Committee

We do not have a nominating committee. A majority of our independent directors, in accordance with the rules promulgated by the American Stock Exchange, recommends candidates for election as directors. We do not currently have a written policy with regard to the nomination process or stockholder recommendations. The absence of such a policy does not mean, however, that a stockholder recommendation would not have been considered had one been received. In evaluating director nominees, our independent directors consider the following factors:

•	the appropriate size and composition of our board of directors;

•	whether the person is an “interested person” as defined in the 1940 Act, or “independent” under the rules promulgated by the American Stock Exchange;

•	our needs with respect to the particular talents and experience of our directors;

•	the knowledge, skills, and experience of nominees in light of prevailing business conditions and the knowledge, skills, and experience already possessed by other members of our board of directors;

•	experience with accounting rules and practices;

•	appreciation of the relationship of our business to the changing needs of society;

•	the desire to balance the considerable benefit of continuity with the periodic injection of the fresh perspective provided by new members; and

•	all applicable laws, rules, regulations, and listing standards.

Our board of directors’ goal is to assemble a board of directors that brings to us a variety of perspectives and skills derived from high quality business and professional experience.

Other than the foregoing, there are no stated minimum criteria for director nominees, although the independent directors of the board of directors may also consider such other factors as they may deem to be in the best interests of our stockholders. Our board of directors also believes it is appropriate for certain key members of our management to participate as members of the board of directors.

The independent directors of the board of directors identify nominees by first evaluating the current members of the board of directors willing to continue in service. Current members of the board of directors with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the board of directors with that of obtaining a new perspective. If any member of the board of directors does not wish to continue in service or if the independent directors or the board of directors decides not to re-nominate a member for re-election, the independent directors will identify the desired skills and experience of a new nominee in light of the criteria above. The entire board of directors is polled for suggestions as to individuals meeting the aforementioned criteria. Research may also be performed to identify qualified individuals. To date we have not engaged third parties to identify or evaluate or assist in identifying potential nominees, although the we reserve the right in the future to retain a third party search firm, if necessary.

Compensation of Executive Officers and Directors

The following table sets forth compensation that we paid during the year ended December 31, 2004 to all of our directors and our three highest paid executive officers (collectively, the “Compensated Persons”) in each capacity in which each Compensated Person served. Certain of the Compensated Persons served as both officers and directors.

Name and Position	Aggregate Compensation from the Company(1)(2)	Securities Underlying Options(3)	Pension or Retirement Benefits Accrued as Part of Company Expenses	Directors Fees Paid by the Company
Interested Directors:
Clifford M. Gross	$343,750	—	$9,000	$—
Chairman and Chief Executive Officer
Sam Reiber	38,998	10,000	1,002	—
Vice President and General Counsel
Arthur Chapnik	—	—	—	5,000
Director
Independent Directors:
Stuart M. Brooks	—	—	—	5,000
Director
Kwabena Gyimah-Brempong	—	—	—	15,000
Director
John Micek III	—	—	—	20,000
Director
Holly Callen Hamilton	—	25,000	—	1,667
Director
Keith A. Witter	—	—	—	17,000
Director
Executive Officers:
Carole R. Wright	72,000	10,000	2,202	—
Chief Financial Officer, Treasurer and Corporate Secretary
Douglas Schaedler	119,175	30,000	3,251	—
Chief Operating Officer and Chief Compliance Officer

(1)	The amounts included herein include salary and bonus.
(2)	There were no perquisites paid by us in excess of the lesser of 50,000 or 10% of the Compensated Person’s total and salary and bonus for the year.
(3)	See also “Stock Option Awards” detailed below.

Compensation of Non-Officer Directors

Each non-officer director receives an annual retainer of $5,000 for serving as a director. Non-officer directors also receive $15,000 for serving on the audit committee ($30,000 for the chairman of the audit committee) and $2,000 for serving on the budget and compensation committees. Non-officer directors are also eligible for stock option awards under our Amended and Restated Non-Qualified Stock Option Plan.

Stock Option Awards

The following tables set forth the details relating to option grants in 2004 to Compensated Persons under our stock option plans, and the potential realizable value of each grant, as prescribed to be calculated by the SEC. See “Stock Option Plans.”

Our directors are divided into two groups—interested directors and independent directors. Interested directors are “interested persons” as defined in the 1940 Act.

Option Grants During 2004

Name	Number of Securities Underlying Options Granted(1)	Percent of Total Options Granted in 2004(2)	Exercise Price Per Share	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Appreciation Over 5-Year Term(3)
					5%	10%
Interested Directors:
Clifford M. Gross	—	—	—	—	$—	$—
Sam Reiber	10,000	8.6%	$14.50	08/03/09	12,501	15,003
Arthur Chapnik	—	—	—	—	—	—
Independent Directors:
Stuart Brooks	—	—	—	—	—	—
John Micek III	—	—	—	—	—	—
Kwabena Gyimah-Brempong	—	—	—	—	—	—
Keith A. Witter	—	—	—	—	—	—
Holly Callen Hamilton	25,000	21.6%	$15.01	09/08/09	31,253	37,507
Executive Officers:
Carole R. Wright	10,000	8.6%	14.50	08/03/09	12,501	15,003
Douglas Schaedler	30,000	25.8%	$15.57	06/25/09	37,504	45,008

(1)	All options granted to officers and directors in 2004 vest equally over three years beginning on the date of grant, with full vesting occurring on the third anniversary of the date of grant.
(2)	In 2004, we granted options to purchase a total of 116,000 shares.
(3)	Potential realizable value is calculated on 2004 options granted, and is net of the option exercise price but before any tax liabilities that may be incurred. These amounts represent certain assumed rates of appreciation, as mandated by the SEC. Actual gains, if any, or stock option exercises are dependent on the future performance of the shares, overall market conditions, and the continued employment by us of the option holder. The potential realizable value will not necessarily be realized.

Option Exercises and Year-End Option Values

The following table sets forth the details of option exercises by Compensated Persons during 2004 and the values of those unexercised options at December 31, 2004.

Our directors are divided into two groups—interested directors and independent directors. Interested directors are “interested persons” as defined in the 1940 Act.

			Number of Securities Underlying Unexercised Options			Value of Unexercised In- the-Money Options(2)
Name	Shares Acquired Upon Exercise	Value Realized(1)	Exercisable		Unexercisable	Exercisable	Unexercisable
Interested Directors:
Clifford M. Gross	—	—	100,000	(3)	—	$835,086	$—
Sam Reiber	7,000	$67,375	85,500		7,500	306,956	3,381
Arthur Chapnik	—	—	—		6,250	—	49,068

			Number of Securities Underlying Unexercised Options		Value of Unexercised In- the-Money Options(2)
Name	Shares Acquired Upon Exercise	Value Realized(1)	Exercisable	Unexercisable	Exercisable	Unexercisable
Independent Directors:
Stuart Brooks	—	—	18,750	6,250	$147,204	$49,068
John Micek III	—	—	26,250	13,750	209,530	109,754
Kwabena Gyimah-Brempong	3,750	$30,898	15,000	6,250	117,763	49,068
Keith A. Witter	—	—	12,500	12,500	99,511	89,511
Executive Officers:
Carole R. Wright	15,000	$133,628	2,500	7,600	1,127	3,381
Douglas Schaedler	—	—	7,500	23,500	—	—

(1)	Value realized is calculated as the closing market price on the date of exercise, net of option exercise price, but before any tax liabilities or transaction costs. This is the deemed market value, which may actually be realized only if the shares are sold at that price.
(2)	Value of unexercised options is calculated as the closing market price of $14.99 on December 31, 2004, net of the option exercise price, but before any tax liabilities or transaction costs. “In-the-Money Options” are options with an exercise price that is less than the market price as of December 31, 2004.
(3)	On February 22, 2005, Dr. Gross exercised all such options and immediately sold all shares of common stock issuable upon the exercise of such options pursuant to a trading plan adopted by Dr. Gross on November 2, 2004.

Employment Agreements

On September 1, 2004, we entered into a three-year employment agreement, effective September 1, 2004, with the our Chief Executive Officer and Chairman, Dr. Gross. Under the terms of the employment agreement, Dr. Gross will receive an annual base salary of $300,000. In addition to his base salary, Dr. Gross will receive a reasonable allowance for an automobile for the duration of the employment agreement.

The employment agreement provides that if (i) Dr. Gross is terminated or requested or forced to resign during the term of the employment agreement, (ii) the employment agreement is not renewed at the end of its term by either party or (iii) we terminate Dr. Gross’s employment in any way that is a breach of the employment agreement, then Dr. Gross shall receive a severance payment equal to the number of years Dr. Gross has worked for us times $50,000 per year, “grossed-up” to cover any tax liability on such severance payment. In addition, all stock options held by Dr. Gross accelerate and become immediately vested, and we will be obligated to file a registration statement with the SEC to register any of our unregistered securities held by Dr. Gross. If we terminate Dr. Gross for cause, then he will not receive a severance payment.

The employment agreement also provides that in the event of a “change of control,” Dr. Gross will be entitled to receive a one-time bonus equal to twice his annual salary, “grossed-up” to cover any tax liability on such bonus. In addition, all stock options held by Dr. Gross accelerate and become immediately vested upon a change of control, and we will be obligated to file a registration statement with the SEC to register any of our unregistered securities held by Dr. Gross. A “change of control” occurs, as defined in the employment agreement, when: (i) a person or group becomes the beneficial owner of more than 30% of our outstanding securities; (ii) at any time that the board nominated slate of directors is not elected; (iii) we consummate a merger in which we are not the surviving entity; or (iv) substantially all of our assets are sold or our stockholders approve our dissolution or liquidation.

The employment agreement obligates us to nominate Dr. Gross to serve as Chairman of our board of directors during the term of the employment agreement.

In consideration of the benefits provided under the employment agreement, Dr. Gross has agreed to protect our confidential or secret information and, during the period of employment and one year thereafter, not to compete with us.

On March 8, 2005, we entered into a one year employment agreement, effective March 8, 2005, with our Chief Operating Officer and Chief Compliance Officer, Mr. Schaedler. Under the terms of the employment agreement, Mr. Schaedler will receive an annual salary of $150,000. In addition to his base salary, Mr. Schaedler will receive: (i) a commission of 3% on strategic alliance sales; (ii) a cash bonus of $25,000 if certain performance targets are met; (iii) a matching contribution of up to 3% of Mr. Schaedler’s salary for participation in our retirement plan; and (iv) options to purchase 30,000 shares of our common stock if certain performance targets are met. These options as well as options to purchase an additional 30,000 shares of our common stock previously issued to Mr. Schaedler will vest immediately upon a change of control of UTEK.

Either party may terminate the employment agreement for any reason by giving the other party 90 days written notice. We may also terminate the employment agreement immediately for cause which includes, but is not limited to, fraud, breach of fiduciary duty, conviction of a crime or similar conduct. If Mr. Schaedler is terminated for any reason or terminates his employment, he will only be entitled to receive payment from us for services he performed under the employment agreement prior to such termination date. In consideration of the benefits provided under the employment agreement, Mr. Schaedler has agreed to protect our confidential or secret information and, during the period of employment and one year thereafter, not to compete with us.

Stock Option Plans

We have two stock option plans: the UTEK Corporation Amended and Restated Employee Stock Option Plan originally adopted in 1999 (the “1999 Plan”) and the Amended and Restated Non-Qualified Stock Option Plan of UTEK Corporation originally adopted in 2000 (the “2000 Plan”).

The purpose of the 1999 Plan is to enable us to compete successfully in attracting, motivating and retaining employees with outstanding abilities. The 1999 Plan is administered by the compensation committee of our board of directors. Under the 1999 Plan, we are authorized to issue options to purchase up to 1,385,000 shares of our common stock. All officers and other salaried employees who are regularly employed by us are eligible to participate in the 1999 Plan. We may grant both incentive stock options within the meaning of Section 422 of the Internal Revenue Code and stock options that do not qualify for incentive treatment under the Internal Revenue Code.

The exercise price of each incentive stock option under the plan will be determined by the compensation committee of our board of directors, but will not be less than 100% of the current market value of the common stock on the date of grant (or 110% in the case of an employee who at the time owns more than 10% of the total combined voting power of all classes of capital stock). The non-qualified option exercise price will be determined by the compensation committee of our board of directors, but will not be less than 100% of the current market value of the common stock on the date of grant.

Under the 2000 Plan, we are authorized to issue options to purchase up to 315,000 shares of our common stock. All officers and other salaried employees are eligible to participate in the 2000 Plan. In addition, non-officer directors are eligible to participate in the 2000 Plan in accordance with the provisions of the 1940 Act.

We may grant under the 2000 Plan only stock options that do not qualify for incentive treatment under Section 422 of the Internal Revenue Code. The exercise price for the 2000 Plan options will be determined by the compensation committee of our board of directors, but will not be less than 100% of the current market value of the common stock on the date of grant.

Any non-officer director that is elected or appointed to our board of directors will receive options to purchase 25,000 shares of common stock upon his or her election or appointment, with options to purchase 6,250 shares of common stock vested at the time of grant and an option to purchase an additional 6,250 shares of common stock vesting on each anniversary of the grant for three consecutive years.

Additional Portfolio Management Information

We are internally managed, and certain members of our management team manage our portfolio. Our management team has experience in managing investments in private and public businesses in a variety of industries and is familiar with our investment approach. Because we are internally managed, we pay no external investment advisory fees, but instead we pay the operating costs associated with employing a management team.

The management of our investment portfolio is the responsibility of the following members of our management team: Clifford M. Gross, our Chairman and Chief Executive Officer, Douglas Schaedler, our Chief Operating Officer and Chief Compliance Officer, and Carole R. Wright, our Chief Financial Officer, Treasurer and Corporate Secretary. See “Management—Biographical Information” for further information about the business experience of each member of our management team. See “Control Persons and Principal Stockholders” for information regarding the beneficial ownership of shares of our common stock by each member of our management team. The compensation of each member of our management team is set by the compensation committee of our board of directors. Members of our management team are compensated in the form of annual salaries, annual cash bonuses and stock options. See “Management—Compensation of Directors and Officers” and “Management—Employment Agreements.” Because the members of our management team only provide investment management-related services to us, there will be no conflict of interest with respect to their management or other accounts or investment vehicles.

TAX STATUS

The following discussion is a general summary of the material United States federal income tax considerations applicable to an investment in us. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. The discussion is based upon the Internal Revenue Code (the “Code”), Treasury Regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change. This summary does not discuss all aspects of federal income taxation relevant to an investment in us in light of particular circumstances of the holder, or to certain types of holders subject to special treatment under federal income tax laws, including dealers in securities, pension plans and trusts and financial institutions. This summary is intended to apply to U.S. Shareholders (as defined below) and does not purport to discuss all U.S. federal income tax consequences to persons who are not U.S. Shareholders (“Non-U.S. Shareholders”) from an investment in us. (A “U.S. Shareholder” is a shareholder who is (i) a citizen or resident of the United States, (ii) a corporation or partnership created in or organized under the laws of the United States or any political subdivision thereof, (iii) an estate, the income of which is subject to United States federal income taxation regardless of its source, or (iv) a trust if such trust validly elects to be treated as a United States person for U.S. federal income tax purposes or if (1) a court within the United States is able to exercise primary supervision over its administration and (2) one or more United States persons have the authority to control all of the substantial decisions of such trust. Non-U.S. Shareholders should consult their own tax advisors to discuss the consequences of an investment in us.

For federal income tax purposes, we are taxed at regular corporate rates on ordinary income and capital gains. In addition, we will recognize gains on distributions of appreciated property. Distributions of our current or accumulated earnings and profits will be treated as dividends to holders. Distributions in excess of our current or accumulated earnings and profits will be treated first as a return of capital to the extent of a holder’s tax basis in his, her, or its shares and then as a gain from the sale or exchange of the holder’s shares.

If you sell or exchange your shares, you will generally recognize a taxable gain or loss equal to the difference between the amount realized on the sale or exchange and your adjusted basis in the shares sold or exchanged. Provided that you hold the shares as capital assets, the gain or loss will be capital gain or loss. If you have held the shares sold for more than one year, the gain or loss will be long-term capital gain or loss; otherwise, it will be short-term capital gain or loss.

The Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Tax Act”) reduced the maximum tax rate on long-term capital gains for individuals from 20% to 15%. In addition, the Tax Act also provided that this maximum rate of tax would apply to “qualified dividend income” of individuals. Dividend distributions, if any, by us to an individual holder will generally constitute “qualified dividend income” provided that such holder held its shares, for federal income tax purposes, for at least 60 days during the 121-day period that begins 60 days before the stock becomes ex-dividend. These special rules relating to qualified dividend income apply to taxable years beginning before January 1, 2009. Without additional Congressional action, all of our dividends, if any, for taxable years beginning after such date will be subject to tax at ordinary income rates.

Corporations are not eligible for the reduced maximum rates on long-term capital gains or qualified dividend income. Dividend distributions, if any, by us to a holder that is a corporation generally will qualify for the dividends-received deduction provided that such corporation held its shares, for federal income tax purposes, for at least 45 days during the 91-day period that begins 45 days before the stock becomes ex-dividend. The entire qualifying dividend, including the otherwise deductible amount, is included in determining the excess (if any) of a corporate holder’s adjusted current earnings over its alternative minimum taxable income, which may increase its alternative minimum tax liability.

We may be required to withhold U.S. federal income tax (“backup withholding”) from all taxable distributions, if any, payable to: (1) any holder who fails to furnish us with his, her or its correct taxpayer identification number or a certificate that the shareholder is exempt from backup withholding, and (2) any holder with respect to whom the IRS notifies us that the holder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. The backup withholding is not an additional tax and may be returned or credited against a taxpayer’s regular federal income tax liability if appropriate information is provided to the IRS.

This summary does not address tax consequences that may vary with, or are contingent on, individual circumstances. Moreover, the summary does not address any non-income tax or any foreign, state or local tax consequences of an investment in us. Each investor is urged to consult with his or her tax advisor concerning the federal, state and local, and foreign tax consequences of an investment in us.

REGULATION AS A BUSINESS DEVELOPMENT COMPANY

A business development company, or BDC, is regulated by the 1940 Act. A BDC must be organized in the U.S. for the purpose of investing in or lending to primarily private companies and making managerial assistance available to them. A business development company may use capital provided by public stockholders and from other sources to invest in long-term, private investments in businesses.

As a BDC, we may not acquire any asset other than “qualifying assets” unless, at the time we make the acquisition, the value of our qualifying assets represents at least 70% of the value of our total assets. The principal categories of qualifying assets relevant to our business are:

•	Securities of an eligible portfolio company that are purchased in transactions not involving any public offering. An eligible portfolio company is defined under the 1940 Act to include any issuer that:

•	is organized and has its principal place of business in the U.S.;

•	is not an investment company or a company operating pursuant to certain exemptions under the 1940 Act, other than a small business investment company wholly owned by a BDC; and

•	does not have any class of securities with respect to which a broker may extend margin credit;

•	Securities received in exchange for or distributed with respect to securities described in the bullet above or pursuant to the exercise of options, warrants, or rights relating to those securities; and

•	Cash, cash items, government securities, or high quality debt securities (as defined in the 1940 Act), maturing in one year or less from the time of investment.

To include certain securities described above as qualifying assets for the purpose of the 70% test, a business development company must offer to make available to the issuer of those securities significant managerial assistance such as providing guidance and counsel concerning the management, operations, or business objectives and policies of a portfolio company. We offer to provide managerial assistance to each portfolio company.

As a BDC, we are required to meet a coverage ratio of the value of total assets to total senior securities, which include all of our borrowings and any preferred stock we may issue in the future, of at least 200%. We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our directors who are not interested persons and, in some cases, prior approval by the SEC.

Except as described below or otherwise permitted by the 1940 Act, we are not able to issue and sell our common stock at a price below our net asset value per share. We may, however, sell our common stock, warrants, options or rights to acquire our common stock, at a price below the net asset value of the common stock if our board of directors determines that such sale is in our best interests and that of our stockholders, and our stockholders approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price which, in the determination of our board of directors, closely approximates the market value of such securities (less any distributing commission or discount). We may also make rights offerings to our stockholders at prices per share less than the net asset value per share, subject to applicable requirements of the 1940 Act.

The 1940 Act prohibits us from acquiring (i) more than 3% of the total outstanding shares of another investment company; (ii) shares of another investment company having an aggregate value in excess of 5% of the value of our total assets; or (iii) shares of another registered investment company and all other investment companies having an aggregate value in excess of 10% of the value of our total assets. Subsequent to our acquisition of shares of common stock in HydroFlo, Inc., we became aware that HydroFlo, Inc. was a closed-end management investment company that had elected to be treated as a BDC under the 1940. Because our ownership of HydroFlo, Inc. exceeded certain of the limits set forth above, we have undertaken to sell our investment in HydroFlo, Inc. as expeditiously as possible in order to comply with such provision of the 1940 Act, subject to the applicable requirements of the Securities Act. We are exploring all options available to us to accomplish such resale, including sales pursuant to Rule 144 under the Securities Act, in a private resale transaction and through the exercise of any legal remedies. We are also in the process of taking corrective actions to limit the likelihood that such an event will occur in the future. These actions will include (i) apprising all members of our management team who are responsible for researching and selecting our investments of these restrictions; (ii) augmenting our compliance policies and procedures to require that such persons take certain steps to discern whether a prospective portfolio company is an investment company and (iii) amending our standard investment documentation to include a statement to be provided by each prospective portfolio company as to whether it is an investment company. As of September 30, 2005, we owned approximately 17.3% of HydroFlo, Inc.’s total outstanding shares of common stock and HydroFlo, Inc. accounted for approximately 7.5% of our total assets.

Our board of directors has appointed a chief compliance officer pursuant to the requirements of the 1940 Act. We are periodically examined by the SEC for compliance with the 1940 Act.

As with other companies regulated by the 1940 Act, a BDC must adhere to certain substantive regulatory requirements. A majority of our directors must be persons who are not interested persons, as that term is defined in the 1940 Act. Additionally, we are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect the BDC. Furthermore, as a BDC, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

As required by the 1940 Act, we maintain a code of ethics that establishes procedures for personal investments and restricts certain transactions by our personnel. Our code of ethics generally does not permit investments by our employees in securities that may be purchased or held by us.

You may read and copy the code of ethics at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. In addition, the code of ethics is available on the EDGAR Database on the SEC’s Internet site at www.sec.gov. You may obtain copies of the code of ethics, after paying a duplicating fee, by electronic request at the following Email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street N.E., Washington, D.C. 20549.

We may not change the nature of our business so as to cease to be, or withdraw our election as, a BDC unless authorized by vote of a majority of the outstanding voting securities, as required by the 1940 Act. A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (i) 67% or more of such company’s shares present at a meeting if more than 50% of the outstanding shares of such company are present or represented by proxy, or (ii) more than 50% of the outstanding shares of such company. We do not anticipate any substantial change in the nature of our business.

Proxy Voting Policies and Procedures

We vote proxies relating to our portfolio securities in the best interest of our stockholders. We review on a case-by-case basis each proposal submitted to a stockholder vote to determine its impact on the portfolio securities held by us. Although we generally vote against proposals that may have a negative impact on our portfolio securities, we may vote for such a proposal if there exists compelling long-term reasons to do so.

Our proxy voting decisions are made by the members of our management team who are responsible for monitoring each of our investments. To ensure that our vote is not the product of a conflict of interest, we require that: (i) anyone involved in the decision making process disclose to our chief compliance officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (ii) employees involved in the decision making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties.

Stockholders may obtain information regarding how we voted proxies with respect to our portfolio securities by making a written request for proxy voting information to: Chief Compliance Officer, UTEK Corporation, 202 S. Wheeler Street, Plant City, Florida 33563 or by telephone at (813) 754-4330.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

The following table sets forth certain information as of January 3, 2006, with respect to the beneficial ownership of our common stock by (i) each person known to be the beneficial owner of more than 5% of our outstanding shares of our common stock, (ii) each of our executive officers and directors and (iii) all of our executive officers and directors as a group.

Name and Address of Beneficial Owner(1)	Number of Shares of Common Stock Beneficially Owned		Percentage Beneficially Owned
Interested Directors:
Clifford M. Gross	1,959,954	(2)	24.6%
Sam Reiber	56,550	(3)	*
Arthur Chapnik	18,750		*
Independent Directors:
Stuart Brooks	37,500	(4)	*
Kwabena Gyimah-Brempong	35,250	(5)	*
Holly Callen Hamilton	13,500	(6)	*
John Micek III	52,850	(7)	*
Keith A. Witter	19,950	(8)	*
Executive Officers:
Carole R. Wright	19,000	(9)	*
Douglas Schaedler	30,000	(10)	*
All directors and executive officers as a group	2,243,304		28.2%

*	Less than 1%.
(1)	Unless otherwise indicated, the address of each person listed in this table is c/o UTEK Corporation, 202 South Wheeler Street, Plant City, Florida 33563.
(2)	1,947,254 shares of common stock are held by Clifford M. Gross and his wife, Elissa-Beth Gross, jointly by the entireties. 12,700 of those shares are held by Dr. and Mrs. Gross as custodians for their minor children under the Uniform Gifts to Minors Act.
(3)	Includes 25,000 shares of common stock issuable upon the exercise of options held by Mr. Reiber; 3,050 shares of common stock held in the name of Linsky & Reiber; and 500 shares held by the Moses Reiber Trust. Mr. Reiber is a partner of Linsky & Reiber, a law firm in Tampa, Florida, and a co-trustee of the Moses Reiber Trust.
(4)	Includes 25,000 shares of common stock issuable upon exercise of options held by Dr. Brooks.
(5)	Includes 1,500 shares of common stock held by Dr. Gyimah-Brempong and his wife and 25,000 shares of common stock issuable upon exercise of options held by Dr. Gyimah-Brempong.
(6)	Includes 12,500 shares of common stock issuable upon exercise of options held by Ms. Callen Hamilton and 1,000 shares held by her husband’s IRA.
(7)	Includes 25,000 shares of common stock issuable upon exercise of options held by Mr. Micek and 19,500 shares held by Silicon Prairie Partners, LP. Mr. Micek is the managing director of Silicon Prairie Partners, LP.
(8)	Includes 18,750 shares of common stock issuable upon exercise of options held by Mr. Witter and 1,000 shares of common stock held by his wife.
(9)	Includes 14,000 shares of common stock held in the name of Myers & Wright, P.A., an accounting firm of which Ms. Wright is a partner; and 5,000 shares of common stock issuable upon the exercise of options held by Ms. Wright.
(10)	Includes 30,000 shares of common stock issuable upon exercise of options held by Mr. Schaedler.

Set forth below is the dollar range of equity securities beneficially owned by each of our directors and executive officers as of January 3, 2006.

Name of Director	Dollar Range of Equity Securities Beneficially Owned(1)(2)(3)
Interested Directors:
Clifford M. Gross	Over $1,000,000
Sam Reiber	$500,001 - $1,000,000
Arthur Chapnik	$100,001 - $500,000
Independent Directors:
Stuart M. Brooks	$500,001 - $1,000,000
Kwabena Gyimah-Brempong	$100,001 - $500,000
Holly Callen Hamilton	$100,001 - $500,000
John C. Micek III	$500,001 - $1,000,000
Keith A. Witter	$100,001 - $500,000
Executive Officers:
Carole R. Wright	$100,001 - $500,000
Douglas Schaedler	$100,001 - $500,000

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Securities Exchange Act of 1934.
(2)	The dollar ranges are: None, $1 - $10,000, $10,001 - $50,000, $50,001 - $100,000, 100,001 - $500,000, $500,001 - $1,000,000, or over $1,000,000.
(3)	The dollar range of equity securities owned by each of our directors is based on the closing price of our common stock of $13.70 per share on January 3, 2006 on the American Stock Exchange.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Sam Reiber, our Vice President and General Counsel, and a member of our board of directors, is also a partner with the law firm Linsky & Reiber in Tampa, Florida. Linsky & Reiber received approximately $17,967 in compensation during the fiscal year ended December 31, 2004 for services performed for us.

DESCRIPTION OF OUR SECURITIES

Our total authorized capital stock consists of 19,000,000 shares of common stock, par value $0.01 per share, and 1,000,000 shares of preferred stock, par value $0.01 per share. The following descriptions of our capital stock are based upon the relevant portions of the Delaware General Corporation Law and on our certificate of incorporation and bylaws. This summary is not necessarily complete, and we refer you to the Delaware General Corporation Law and our certificate of incorporation and bylaws for a more detailed description of the provisions summarized below.

Outstanding Securities

The following table lists our authorized and outstanding securities as of January 3, 2006:

(1)	(2)	(3)	(4)
Title of Class	Amount Authorized	Amount Held by Us or for Our Account	Amount Outstanding Exclusive of Amount Under Column 3
Common Stock	19,000,000 shares	—	7,961,505
Preferred Stock	1,000,000 shares	—	—

Common Stock

The holders of common stock elect all directors and are entitled to one vote for each share held of record on all matters to be voted upon by stockholders. As of January 3, 2006, 7,961,505 shares of common stock were issued and outstanding. Subject to preferences that may be applicable to any outstanding preferred stock, all shares of common stock participate equally in dividends, when and as declared by our board of directors and in net assets on liquidation. The shares of common stock have no preference, conversion, exchange, preemptive or cumulative voting rights.

Preferred Stock

Our certificate of incorporation authorizes the issuance of shares of preferred stock in one or more series. As of January 3, 2006, there are no issued and outstanding shares of preferred stock, and no shares of preferred stock will be issued and outstanding as a result of the offering. Our board of directors has the authority, without any vote or action by our stockholders, to create one or more series of preferred stock up to the limit of our authorized but unissued shares of preferred stock and to fix the number of shares constituting such series and the designation of such series, the voting powers (if any) of the shares of such series and the relative, participatory, option or other rights (if any), and any qualifications, preferences, limitations or restrictions including, without limitation, the dividend rate (and whether dividends are cumulative), conversion rights, rights and terms of redemption (including sinking fund provisions), and redemption price and liquidation preferences, and any other rights, preferences and limitations pertaining to such series which may be fixed by our board of directors pursuant to the Delaware General Corporation Law.

For so long as we are subject to the 1940 Act, we are subject to restrictions relating to the issuance of senior securities, including preferred stock. We would generally be restricted from issuing preferred stock if, immediately after issuance or sale, the preferred stock did not have an asset coverage of at least 200%. For this purpose, the term “asset coverage,” when applied to the preferred stock, generally means the ratio that the value of our total assets, less liabilities and indebtedness not represented by the preferred stock, bears to the involuntary liquidation preference of the preferred stock (and certain other of our debt obligations). Also, the holders of preferred stock would generally have the right to elect at least two directors to the board and to elect a majority of the board in certain circumstances. The preferred stock would have certain other voting and priority payment rights as required by the 1940 Act.

In addition, the 1940 Act imposes certain requirements on our ability to issue shares of preferred stock that are convertible into shares of our common stock. These requirements include that:

•	the convertible preferred stock must expire no later than ten years from the date of issuance;

•	the conversion price of the convertible preferred stock is not less than the net asset value of the common stock on the date of issuance; and

•	the issuance of the convertible preferred stock must be approved by our stockholders and a majority of our directors who have no financial interest in such transaction and a majority of such directors who are not interested persons.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Under our certificate of incorporation, we fully indemnify any person who was or is involved in any actual or threatened action, suit or proceeding (whether civil, criminal, administrative or investigative) by reason of the fact that such person is or was one of our directors or officers or is or was serving at our request as a director or officer of another corporation, partnership, limited liability company, joint venture, trust or other enterprise, including service with respect to an employee benefit plan, against expenses (including attorney’s fees), judgments, fines and amounts paid or to be paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding. Our certificate of incorporation also provides that our directors are not personally liable for monetary damages to us for breaches of their fiduciary duty as directors, except for a breach of their duty of loyalty to us or our stockholders, for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, for authorization of illegal dividends or redemptions or for any transaction from which the director derived an improper personal benefit. So long as we are regulated under the 1940 Act, the above indemnification and limitation of liability will be limited by the 1940 Act or by any valid rule, regulation or order of the SEC thereunder. The 1940 Act provides, among other things, that a company may not indemnify any director or officer against liability to it or its stockholders to which he or she might otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office unless a determination is made by final decision of a court, by vote of a majority of a quorum of directors who are disinterested, non-party directors or by independent legal counsel that the liability for which indemnification is sought did not arise out of the foregoing conduct.

Delaware law also provides that indemnification permitted under the law shall not be deemed exclusive of any other rights to which the directors and officers may be entitled under the corporation’s bylaws, any agreement, a vote of stockholders or otherwise.

Our certificate of incorporation permits us to secure insurance on behalf of any person who is or was or has agreed to become a director or officer of UTEK or is or was serving at our request as a director or officer of another enterprise for any liability arising out of his or her actions, regardless of whether the Delaware General Corporation Law would permit indemnification. We have obtained liability insurance for our officers and directors.

Anti-Takeover Provisions Affecting Our Common Stock

Our certificate of incorporation authorizes the issuance of 1,000,000 shares of preferred stock, which our board of directors may generally issue without stockholder approval. See “Description of Our Securities—Preferred Stock.” The existence of authorized but unissued preferred stock may enable our board of directors to render more difficult or discourage an attempt to obtain control of us by means of a merger, tender offer, proxy contest or otherwise. For example, if in the due exercise of its fiduciary obligations, our board of directors were to determine that a takeover proposal is not in our best interests, our board of directors could cause us to issue shares of preferred stock without stockholder approval in one or more private offerings or other transactions that might dilute the voting or other rights of the proposed acquiror. In this regard, our certificate of incorporation grants our board of directors broad power to establish the rights and preferences of authorized and unissued preferred stock. The issuance of shares of preferred stock pursuant to the board of directors’ authority described above could decrease the amount of earnings and assets available for distribution to holders of our common stock and adversely affect the rights of such holders and may have the effect of delaying, deferring or preventing a change in control of us that may be favored by certain stockholders. In addition, the use of preferred stock to prevent a takeover could have the effect of depriving stockholders of an opportunity to sell their common stock at a premium over the then-current market price.

SELLING STOCKHOLDERS

Below is information with respect to the number of shares of common stock owned by each of the selling stockholders. The common stock is being registered to permit public secondary trading of the shares of common stock. Selling stockholders, which term includes their transferees, pledgees or donees or their successors, identified in the table below may offer the shares of common stock for resale from time to time. See “Plan of Distribution.”

The following table sets forth the name of each selling stockholder, any material relationship of such stockholder with us, and the following information as of January 3, 2006:

•	the name of each selling stockholder;

•	the number of shares of common stock and the percentage of the total shares of common stock outstanding, if 1% or more, that each selling stockholder beneficially owned;

•	the number of shares of common stock beneficially owned by each selling stockholder which may be offered under this registration statement, some or all of which shares may be sold pursuant to this prospectus; and

•	the number of shares of common stock and the percentage of the total shares of common stock outstanding, if 1% or more, to be beneficially owned by each selling stockholder following the sale of such shares of common stock pursuant to this prospectus, assuming the sale pursuant to this prospectus of all shares that are beneficially owned by such selling stockholder and registered under this registration statement.

The information included in the table under “Shares Beneficially Owned After Offering” assumes that each stockholder below will elect to sell all of the shares set forth under “Number of Shares Which May Be Offered.” The information regarding the identity of the selling stockholders and their affiliations, including their beneficial ownership of our shares of common stock, is based solely on information provided by or on behalf of the selling stockholders. These assumptions have been made under the rules and regulations of the SEC and do not reflect any knowledge that we have with respect to the present intent of the persons listed as selling stockholders.

	Shares Beneficially Owned Prior to Offering(a)		Number of Shares Which May Be Offered	Shares Beneficially Owned After Offering(a)(b)
Name	Number	Percent(c)		Number	Percent(c)
Janus Venture Fund	230,960	2.9%	230,960	None	*
151 Detroit Street Denver, CO 80206
Oppenheimer Funds plc—Oppenheimer U.S. Emerging Growth Fund	4,000	*	4,000	None	*
6803 South Tucson Way Centennial, CO 80112
Oppenheimer Emerging Growth Fund.	52,400	*	52,400	None	*
6803 South Tucson Way Centennial, CO 80112
USAZ Oppenheimer Emerging Growth Fund	43,600	*	43,600	None	*
6803 South Tucson Way Centennial, CO 80112

*	Less than 1%.
(a)	Beneficial ownership is determined in accordance with the rules and regulations of the SEC. Except as indicated in the footnotes to this table, each person named in the table has sole voting and investment power with respect to the shares set forth opposite that person’s name.

(b)	Assumes the sale of all shares eligible for sale in this prospectus and no other purchases or sales of our common stock. This assumption has been made under the rules and regulations of the SEC and do not reflect any knowledge that we have with respect to the present intent of the persons listed as selling stockholders.
(c)	Applicable percentage of ownership is based on 7,961,505 shares of our common stock outstanding on January 3, 2006.

Information concerning the selling stockholders may change from time to time and any such changed information will be set forth in supplements to this prospectus if and when necessary.

Only selling stockholders identified above who beneficially own the securities set forth opposite each selling stockholder’s name in the table above on the effective date of the registration statement of which this prospectus forms a part may sell those securities under the registration statement. Prior to any use of this prospectus in connection with an offering of the shares of common stock by any holder not identified above, this prospectus will be supplemented to set forth the name and number of shares of common stock beneficially owned by the selling stockholder intending to sell such common stock, and the number of shares of common stock to be offered. The prospectus supplement will also disclose whether any selling stockholder selling in connection with the prospectus supplement has held any position or office with, been employed by or otherwise has had a material relationship with, us or any of our subsidiaries or affiliates during the three years prior to the date of the prospectus supplement if this information has not been disclosed in this prospectus.

PLAN OF DISTRIBUTION

We may offer, from time to time, up to 6,000,000 shares of our common stock. Also, the selling stockholders named in this prospectus may offer, from time to time, up to 330,960 shares of our common stock. The selling stockholders may sell the shares held for their own account or the shares may be sold by donees, transferees, pledgees or other successors in interest that receive such shares from the selling stockholders as a gift or other non-sale related transfer. We and the selling stockholders may sell the shares of our common stock through underwriters or dealers, directly to one or more purchasers, through agents or through a combination of any such methods of sale. Any underwriter or agent involved in the offer and sale of the shares of our common stock will be named in the applicable prospectus supplement.

The distribution of the shares of our common stock may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices. We also may, from time to time, authorize dealers or agents to offer and sell these securities upon such terms and conditions as may be set forth in the applicable prospectus supplement. In the case of an offering by us, the offering price per share of our common stock, less any underwriting commissions or discounts, must equal or exceed the net asset value per share of our common stock at the time of the offering.

In connection with the sale of the shares of our common stock, underwriters or agents may receive compensation from us or the selling stockholders or from purchasers of the shares of our common stock, for whom they may act as agents, in the form of discounts, concessions or commissions. Underwriters may sell shares of our common stock to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of shares of our common stock may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us or the selling stockholders may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us or the selling stockholders will be described in the applicable prospectus supplement.

We will pay all offering expenses incident to the offering and sale of shares of our common stock by the selling stockholders pursuant to this prospectus, other than any underwriting discounts and commissions attributable to the selling stockholders and legal fees and expenses of the selling stockholders.

Any common stock sold pursuant to a prospectus supplement will be listed on the American Stock Exchange, the AIM market of the London Stock Exchange and any other exchange on which the common stock is traded.

Under agreements into which we or the selling stockholders may enter, underwriters, dealers and agents who participate in the distribution of shares of our common stock may be entitled to indemnification by us or the selling stockholders against certain liabilities, including liabilities under the Securities Act. Underwriters, dealers and agents may engage in transactions with, or perform services for, us or the selling stockholders in the ordinary course of business.

If so indicated in the applicable prospectus supplement, we or the selling stockholder will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase shares of our common stock from us or the selling stockholders pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us or the selling shareholders. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of shares of our common stock shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

In order to comply with the securities laws of certain states, if applicable, shares of our common stock offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.

LEGAL MATTERS

Certain legal matters regarding the shares of common stock offered hereby will be passed upon for us by Sutherland Asbill & Brennan LLP, Washington, D.C.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

Our securities are held under a custody agreement by Bank of Tampa. The address of the custodian is: 601 Bayshore Boulevard, Suite 830, Tampa, Florida 33606. Computershare Trust Company, Inc. acts as our transfer agent, dividend paying agent and registrar. The principal business address of Computershare Trust Company, Inc. is 350 Indiana Street, Suite 800, Golden, Colorado 80228, telephone number: (303) 262-0600.

BROKERAGE ALLOCATION AND OTHER PRACTICES

We infrequently use brokers in connection with making an investment in our portfolio companies. Our management team will be primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. We do not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While we will generally seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, we may select a broker based partly upon brokerage or research services provided to us. In return for such services, we may pay a higher commission than other brokers would charge if we determine in good faith that such commission is reasonable in relation to the services provided.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS

Pender Newkirk & Company, an independent registered public accounting firm, at 100 South Ashley Drive, Suite 1650, Tampa, Florida 33602, has audited our consolidated financial statements, including our schedule of investments at December 31, 2004, appearing elsewhere in this prospectus.

The consolidated statements of operations, cash flows and changes in net assets of UTEK Corporation for the year ended December 31, 2002 and selected per share data and ratios for each of the three years in the period ended December 31, 2002, appearing in this prospectus have been audited by Ernst & Young LLP, independent registered certified public accountants, as set forth in their report thereon appearing elsewhere herein.

On September 5, 2003, Ernst & Young LLP resigned as our independent registered public accounting firm effective immediately. On September 16, 2003, we engaged Pender Newkirk & Company to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2003. The decision to engage Pender Newkirk & Company was approved by the audit committee of our board of directors and all of the members of our board of directors who are not “interested persons” as defined in the 1940 Act.

In connection with its audits for the fiscal years ended December 31, 2002 and December 31, 2001 and through September 5, 2003, (1) there were no disagreements with Ernst & Young LLP on any matter of accounting principle or practice, financial statement disclosure, auditing scope or procedure, whereby such disagreements, if not solved to the satisfaction of Ernst & Young LLP, would have caused them to make reference thereto in their report on the financial statements for the fiscal years ended December 31, 2002 and December 31, 2001; and (2) there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The reports of Ernst & Young LLP on our consolidated financial statements for the fiscal years ended December 31, 2002 and December 31, 2001 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

We had not consulted with Pender Newkirk & Company during the two years prior to their engagement by us and through September 16, 2003 on either the application of accounting principles to a specified transaction either completed or proposed or the type of audit opinion Pender Newkirk & Company might issue on our financial statements.

PRIVACY NOTICE

We are committed to protecting your privacy. This privacy notice, which is required by federal law, explains privacy policies of UTEK and its affiliated companies. This notice supersedes any other privacy notice you may have received from UTEK, and its terms apply both to our current stockholders and to former stockholders as well.

We will safeguard, according to strict standards of security and confidentiality, all information we receive about you. With regard to this information, we maintain procedural safeguards that comply with federal standards.

Our goal is to limit the collection and use of information about you. When you purchase shares of our common stock, our transfer agent collects personal information about you, such as your name, address, social security number or tax identification number.

This information is used only so that we can send you annual reports, proxy statements and other information required by law, and to send you information we believe may be of interest to you.

We do not share such information with any non-affiliated third party except as described below.

•	It is our policy that only authorized UTEK employees who need to know your personal information will have access to it.

•	We may disclose stockholder-related information to companies that provide services on our behalf, such as record keeping, processing your trades, and mailing you information. These companies are required to protect your information and use it solely for the purpose for which they received it.

•	If required by law, we may disclose stockholder-related information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena, or court order will be disclosed.

UTEK CORPORATION CONSOLIDATED FINANCIAL STATEMENTS

Report of the Independent Registered Public Accounting Firm

Board of Directors

UTEK Corporation and Subsidiaries

Plant City, Florida

We have audited the accompanying consolidated statement of assets and liabilities of UTEK Corporation and Subsidiaries, including the schedule of investments, as of December 31, 2004 and 2003 and the related consolidated statements of operations, cash flows, and changes in net assets, for the years then ended. These financial statements are the responsibility of the management of UTEK Corporation. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of UTEK Corporation and Subsidiaries as of December 31, 2004 and 2003 and the results of its operations, its cash flows and the changes in net assets for the years then ended in conformity with United States generally accepted accounting principles.

Pender Newkirk & Company

Certified Public Accountants

Tampa, Florida

February 18, 2005

REPORT OF INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTANTS

Board of Directors and Shareholders

UTEK Corporation

We have audited the accompanying consolidated statements of operations, cash flows and changes in net assets of UTEK Corporation, for the year ended December 31, 2002, and selected per share data and ratios for each of the three years in the period ended December 31, 2002. These consolidated financial statements and selected per share data and ratios are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements and selected per share data and ratios based on our audits.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per share data and ratios are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated statements of operations, cash flows and changes in net assets and selected per share data and ratios referred to above present fairly, in all material respects, the consolidated results of operations, cash flows and changes in net assets of UTEK Corporation for the year ended December 31, 2002, and the selected per share data and ratios for each of the three years in the period ended December 31, 2002, in conformity with accounting principles generally accepted in the United States.

/S/ ERNST & YOUNG LLP

Tampa, Florida

February 19, 2003

UTEK Corporation

Consolidated Statements of Assets and Liabilities

As of December 31, 2004 and December 31, 2003

	December 31, 2004	December 31, 2003
ASSETS
Investments in non-controlled affiliates (cost $18,464,517 and $11,861,995 at December 31, 2004 and December 31, 2003, respectively)	$13,965,941	$7,745,354
Cash and cash equivalents	3,785,873	3,704,327
Short-term investments	5,534,235	—
Accounts receivable, net of allowance for bad debt	189,888	177,138
Prepaid expenses and other assets	263,203	200,353
Deferred tax asset	—	67,075
Fixed assets, net	410,440	44,279
Goodwill	1,517,922	523,807
Intangible assets	212,142	87,115

TOTAL ASSETS	25,879,644	12,549,448

LIABILITIES
Notes payable	—	847,890
Accrued expenses	683,272	187,897
Deferred revenue	788,888	361,291
Deferred tax liability	1,314,541	—

TOTAL LIABILITIES	2,786,701	1,397,078

NET ASSETS	$23,092,943	$11,152,370

Commitments and Contingencies

Composition of net assets:
Common stock, $.01 par value, 19,000,000 shares authorized; 6,003,163 shares issued and outstanding at December 31, 2004 and 4,790,550 shares issued and outstanding at December 31, 2003	$60,032	$47,906
Common stock subscribed	—	388,412
Preferred stock, $.01 par value, 1,000,000 shares authorized; none issued and outstanding	—	—
Additional paid in capital	20,959,242	10,943,549
Accumulated income:
Accumulated net operating income	4,246,227	3,303,505
Net realized gain (loss) on investments, net of income taxes	490,580	(1,064,996)
Net unrealized depreciation of investments, net of deferred income taxes	(2,805,763)	(2,567,549)
Foreign currency translation adjustment	142,625	101,543

Net assets	$23,092,943	$11,152,370

Net asset value per share	$3.85	$2.33

See accompanying notes

UTEK Corporation

Consolidated Statements of Operations—

For the Years Ended December 31, 2004, 2003 and 2002

	Year ended December 31
	2004	2003	2002
Income from operations:
Sale of technology rights	$5,130,614	$2,698,478	$2,088,254
Consulting and other services	1,980,944	1,086,064	1,264,249
Investment income, net	77,057	20,635	32,832

	7,188,615	3,805,177	3,385,335
Expenses:
Salaries and wages	1,080,196	746,171	762,914
Professional fees	559,435	734,658	515,164
Sales and marketing	2,289,054	817,615	723,962
General and administrative	1,730,408	1,213,972	1,138,111

	5,659,093	3,512,416	3,140,151

Income before income taxes	1,529,522	292,761	245,184
Provision for income taxes	586,800	112,193	91,541

Net income from operations	942,722	180,568	153,643

Net realized and unrealized gains (losses):
Net realized gains (losses) on investments, net of income tax benefit of $938,534, $138,085 and $466,536 for 2004, 2003 and 2002, respectively	1,555,576	(228,871)	(773,262)
Change in net unrealized depreciation of non-controlled affiliate investments, net of deferred tax benefit of $(143,723), $(286,772) and $(1,250,811) for 2004, 2003 and 2002 respectively	(238,214)	(475,561)	(2,073,161)

Net increase (decrease) in net assets from operations	$2,260,084	$(523,864)	$(2,692,780)

Net increase (decrease) in net assets from operations per share:
Basic	$.41	$(.12)	$(.69)
Diluted	$.37	$(.12)	$(.69)
Weighted average shares:
Basic	5,487,629	4,266,918	3,921,535
Diluted	6,098,537	4,266,918	3,921,535

See accompanying notes

UTEK Corporation

Consolidated Statements of Changes in Net Assets—

For the Years Ended December 2004, 2003 and 2002

	Year ended December 31
	2004	2003	2002
Changes in net assets from operations:
Net income from operations	$942,722	$180,568	$153,643
Net realized gain (loss) on sale of investments, net of related income taxes	1,555,576	(228,871)	(773,262)
Change in net unrealized depreciation of investments, net of related deferred taxes (benefit)	(238,214)	(475,561)	(2,073,161)

Net increase (decrease) in net assets from operations	2,260,084	(523,864)	(2,692,780)

Capital stock transactions:
Proceeds from issuance of common stock (including the exercise of common stock), net of offering costs of $935,758 and $449,030 for the year ended December 31, 2004 and 2003, respectively	8,604,407	4,281,669	—
Common stock issued in acquisition of Techex Acquisition Corporation	—	—	70,900
Common stock issued in acquisition of UTEK-EKMS, Inc.	300,000	—	—
Common stock issued in acquisition of Pharma Transfer, Ltd.	435,000	—	—
Common stock issued in acquisition of ABM of Tampa Bay, Inc.	300,000	—	—

Net increase in net assets from stock transactions	9,639,407	4,281,669	70,900

Foreign currency translation adjustment	41,082	48,508	58,497

Net increase (decrease) in net assets	11,940,573	3,806,313	(2,563,383)
Net assets at beginning of year	11,152,370	7,346,057	9,909,440

Net assets at end of year	$23,092,943	$11,152,370	$7,346,057

See accompanying notes

UTEK Corporation

Consolidated Statements of Cash Flows—

For the Years Ended December 31, 2004, 2003 and 2002

	Year Ended December 31
	2004	2003	2002
Operating Activities:
Net increase (decrease) in net assets from operations	$2,260,084	$(523,864)	$(2,692,780)
Adjustments to reconcile net increase (decrease) in net assets from operations to net cash used in operating activities:
Change in net unrealized depreciation of investments	(381,935)	783,100	3,415,355
Depreciation and amortization	53,228	41,284	36,681
(Gain) loss on sale of investments	(2,494,110)	366,957	1,215,050
Deferred income taxes	1,381,616	(312,664)	(1,642,398)
Investment securities received in connection with the sale of technology rights	(5,092,399)	(2,698,478)	(2,200,254)
Consulting and other services rendered in exchange for investment securities	(256,807)	(266,610)	(633,420)
Changes in operating assets and liabilities:
Accounts receivable	74,389	—	—
Prepaid expenses and other assets	(92,694)	(32,832)	(162,098)
Deferred revenue	(96,505)	83,656	32,332
Accrued expenses	397,088	60,950	36,822
Income taxes payable	—	(16,781)	16,781

Net cash provided by (used by) operating activities	(4,248,045)	(2,515,282)	(2,577,929)

Investing Activities:
Proceeds received on sale of investments	2,794,186	427,636	1,888,263
Purchase of investments	(5,964,235)	—	(50,000)
Purchases of fixed assets	(79,855)	(44,130)	(5,378)
Cash acquired in acquisitions	30,188	—	—

Net cash provided by (used by) investing activities	(3,219,716)	383,506	1,832,885

Financing Activities:
Net proceeds from issuance of common stock	7,770,517	4,281,669	—
Net proceeds from issuance of debt	—	760,000	—
Payments on bank debt	(262,292)	—	—

Net cash provided by (used by) financing activities	7,508,225	5,041,669	—

Foreign currency translation adjustment	41,082	48,508	58,497

Increase (decrease) in cash and cash equivalents	81,546	2,958,401	(686,547)
Cash and cash equivalents at beginning of period	3,704,327	745,926	1,432,473

Cash and cash equivalents at end of period	$3,785,873	$3,704,327	$745,926

Supplemental Disclosures of Non-Cash Investing Activities
Acquisition of Techex Acquisition Corporation	$—	$—	$70,900
125,715 Shares of Common Stock Issued in Settlement of Note Payable	$847,890	$—	$—

The company purchased all of the capital stock of UTEK-EKMS, Inc. for $300,000 in common stock. In conjunction with the acquisition, liabilities were assumed as follows:
Fair value of assets acquired	572,030
Consideration given	300,000

Liabilities assumed	272,300

The company purchased all of the capital stock of Pharma-Transfer, Ltd, for $435,000 in common stock. In conjunction with the acquisition, liabilities were assumed as follows:
Fair value of assets acquired	674,129
Consideration given	435,000

Liabilities assumed	239,129

The company purchased all of the capital stock of ABM of Tampa Bay, Inc. for $300,000 in common stock. In conjunction with the acquisition, liabilities were assumed as follows:
Fair value of assets acquired	300,000
Consideration given	300,000

Liabilities assumed	0

See accompanying notes

UTEK CORPORATION

Schedule of Investments

December 31, 2004

Shares	Date of Acquisition	Common stock in non-controlled affiliates—60.5% of our net assets	Original Cost	Fair Value
3,615,705	1/02	Circle Group Holdings, Inc. (formerly Circle Group Internet, Inc.), listed on the American Stock Exchange,—29.4% our net assets; digital design and consulting	$851,527	$6,797,526
2,460,000	3/04	Health Sciences Group, Inc., publicly traded over the counter, —5.1% of our net assets; nutraceutical, pharmaceutical, and cosmeceutical products	1,168,826	1,180,800
2,550,000	4/04	Manakoa Services Company, publicly traded over the counter, —5.0% of our net assets; risk management and continuity planning	831,520	1,147,500
432,387	4/04	Xethanol Corporation., privately held,— 4.7% of our net assets; developer of bioethanol products	1,043,075	1,080,968
6,708,529	4/04	HydroFlo Corporation, publicly traded over the counter,—4.4% of our net assets; business development company	923,944	1,006,279
20,550,000	9/04	Uniphyd, publicly traded over the counter—2.3% of our net assets; develops and operates managed care plans	588,568	534,300
1,284,000	6/03	E Med Future, Inc., publicly traded over the counter,—2.0% of our net assets; manufacturer of needle destruction device	684,909	462,240
9,255,882	2/04	Zkid Network Company, publicly traded over the counter,—1.3% of our net assets; developer of proprietary software	984,437	305,444
80,000	11/04	GreenWorks Corporation, publicly traded over the counter,—0.7% of our net assets; environmental engineering and brownfield development	84,660	155,200
500,000	3/04	Swiss Medica, Inc., publicly traded over the counter,—0.6% of our net assets; developer of bioscience products	79,628	140,000
221,033	4/04	Power3 Medical Products, Inc., publicly traded over the counter—.6% of our net assets; developer of healthcare products	223,984	130,410
120,000	11/04	Xeminex Macedonia Ltd. privately held—0.5% of our net assets; developer of cost effective technologies for the extraction of metals and minerals from ores and industrial wastes	120,000	120,000
645,000	3/03	Sequiam Corporation, publicly traded over the counter,—0.5% of our net assets; developer of biological authentication and biometrics technologies	185,726	116,100
129,730	10/04	Pacific Biometrics, Inc., publicly traded over the counter—0.5% of our net assets; specialty central laboratory services	83,796	105,081
20,668	2/04	Telkonet, Inc., publicly traded over the counter,—0.4% of our net assets; networking and internetworking products	39,110	87,632
175,000	11/04	SinoFresh Healthcare, Inc., publicly traded over the counter —0.4% of our net assets; developer and marketer of innovative therapies to treat inflammatory and infectious diseases	101,500	87,500
545,000	12/03	Magic Media Networks, Inc., publicly traded over the counter, —0.3% of our net assets; operator of digital display monitor networks	125,179	76,300

UTEK CORPORATION

Schedule of Investments—(Continued)

December 31, 2004

Shares	Date of Acquisition		Original Cost	Fair Value
720,637	4/03	Intra-Asia Entertainment Corp. (formerly GloTech Industries, Inc.), publicly traded over the counter,—0.3% of our net assets; developer of lighted technology devices	$1,607,494	$64,857
150	11/99	Rosbon, LLC, privately held—0.3% of our net assets; real estate development	90,705	61,324
204,080	3/04	eFoodSafety.com, Inc., publicly traded over the counter,— 0.3% of our net assets; safety of fruit, vegetables, poultry, beef and seafood	68,005	61,224
36,923	9/04	Material Technologies, Inc., publicly traded over the counter —0.2% of our net assets; research and development of metal fatigue detection	78,672	50,585
56,916	7/04	eLinear, Inc., publicly traded on the American Stock Exchange—0.2% of our net assets; technology solutions provider of security	54,424	49,517
960,779	6/99	Clean Water Technologies, Inc., publicly traded over the counter—0.2% of our net assets; environmental services.	568,006	39,392
29,999	7/04	INyX, Inc., publicly traded over the counter—0.1% of our net assets; aerosol drug delivery technologies	19,813	29,399
750,000	10/04	U.S. Wireless Online, Inc., publicly traded over the counter —0.1% of our net assets; wireless internet broadband networks	66,000	24,750
295,500	7/04	Veridium Corp., publicly traded over the counter—0.1% of our net assets; environmental services business	69,032	14,775
133,333	4/04	Jenex Corporation, publicly traded Canadian Venture Exchange,—0.1% of our net assets; developer of consumer and healthcare products	25,657	13,333
200,000	6/02	FullCircle Registry, Inc., publicly traded over the counter, —0.1% of our net assets; developer of emergency information technology	168,192	12,000
14,796	1/04	GeneThera, Inc., publicly traded over the counter,—0.1% of our net assets; molecular biotechnology products	36,014	10,505
4,000	11/01	Peak Entertainment Holdings, Inc. (formerly Palladium Communications, Inc.), publicly traded over the counter— 0.1% of our net assets; telecom, educational internet service	12,028	1,000
		Investments with $0 fair value—See schedule below	7,480,087	—

		TOTAL INVESTMENTS—60.5%	$18,464,518	$13,965,941

		Cash and other assets, less liabilities—39.5%		9,127,002

		Net assets at December 31, 2004—100%		$23,092,943

Notes to Schedule of Investments:

•	The above investments with the exception of Rosbon, LLC are non-income producing. Equity investments that have not paid dividends within the last twelve months are considered non-income producing.

•

The value of all securities for which there is no readily available market value is determined in good faith by the Board of Directors. In making its determination, the Board of Directors has considered

UTEK CORPORATION

Schedule of Investments—(Continued)

December 31, 2004

valuation appraisals provided by an independent valuation service provider. (See Notes 1 and 2 to the consolidated financial statements).

•	As of December 31, 2004, all of the securities that we own are subject to legal restrictions on resale. As a result, our ability to sell or otherwise transfer the securities we hold in our portfolio is limited.

•	We own more than 10% of the outstanding common stock of Image Analysis, Inc., Nubar, Inc., Clean Water Technologies, Inc., Rosbon LLC, Stealth MediaLabs, Inc., HydroFLo Corporation and Primapharm Funding Corporation.

•	Schedule of Investments with $0 Fair Value at December 31, 2004.

Shares	Date of Acquisition		Original Cost	Fair Value
1,344,300	1/99	ClearImage, Inc., (formerly Image Analysis, Inc.) privately held —0% of our net assets; medical and hospital equipment developer	$1,349,775	$—
900,000	5/99	Nubar, Inc., privately held—0%; developer of construction materials	126,000	—
136,093	3/00	Graphco Holdings Corp., publicly traded over the counter—0% of our net assets; developer of e-commerce technologies	959,606	—
2,094,052	6/00	Advanced Recycling Sciences, Inc., publicly traded over the counter—0% of our net assets; tire recycling methodologies	1,970,952	—
63,193	3/01	Provision Operation Systems, Inc., publicly traded over the counter—0% of our net assets; developer of health care technology	39,614	—
4,221,165	4/01	Stealth MediaLabs, Inc. publicly traded over the counter—0% of our net assets; software products	1,708,000	—
1,493,550	9/01	Prime Pharmaceutical Corporation, privately held—0% of our net assets; pharmaceutical developments in dermatology	783,344	—
1,000,000	11/01	Primapharm Funding Corporation, privately held—0% of our net assets; intellectual property development	413,617	—
47,615	1/02	Silver Screen Studios, Inc. (formerly Group Management Corporation), publicly traded over the counter—0% of our net assets; corporate management	46,949	—
633,750	2/02	Mixed Entertainment, Inc. (formerly Voice & Wireless Corporation), publicly traded over the counter,—0% of our net assets; internet/technology services and products	53,161	—
48,000	4/02	Hydrogen Technology Applications, Inc., privately held—0% of our net assets; developer of energy technology	14,040	—
3,871	12/03	Assuretec Holdings, Inc., privately held—0% of our net assets; security solutions to automate, manage and authenticate identification documents	15,029	—
100,000	8/04	Myrmidon Biomaterials, Inc., privately held—0.0% of our net assets; commercialize a proprietary biomaterial	—	—
500,000	12/04	Bioflavorance Technology and Research, Inc., privately held— 0.0% of our net assets; develops, manufactures and markets flavors and fragrances	—	—

			$7,480,087	$—

See accompanying notes

UTEK Corporation

Notes to Consolidated Financial Statements

1.    Nature of Business and Significant Accounting Policies

The Company

UTEK Corporation is a market-driven technology-transfer business that assists clients in identifying and acquiring technologies from universities, medical research centers and federal research laboratories. We create value for universities and laboratory research centers by facilitating the transfer of their intellectual capital to commercial clients. Companies benefit from having the opportunity to acquire and commercialize innovative technologies primarily developed by universities, medical centers and federal research laboratories.

Our business model generally involves two steps:

•	First, we form a strategic alliance with our clients to learn about their technology needs and to identify new discoveries that they may seek to acquire.

•	Second, we empower companies to acquire these technology license rights from us in exchange for stock or cash.

The implementation of the Company business model creates a unique opportunity for companies to grow and expand their intellectual capital. We call this process U2B®.

The Company is a non-diversified, closed-end management investment company that has elected to be treated as a business development company (“BDC”) under the Investment Company Act of 1940 (“1940 Act”).

The Company commenced operations in 1997, as UTEK Corporation (“UTEK Florida”), which was incorporated under the laws of the State of Florida in August 1996. UTEK Florida was engaged in the business of technology-transfer. On December 31, 1998, we formed UTEK, LLC, a limited liability company organized under the laws of the State of Florida. Subsequent thereto, the shareholders of UTEK Florida exchanged their shares of common stock for membership units in UTEK, LLC. In July 1999, we formed UTEK Corporation under the laws of the State of Delaware and in October 1999, UTEK LLC was merged into UTEK Corporation. In October 2000, we conducted an initial public offering of our shares of common stock in which 1,000,000 shares of our common stock were sold by us at a price of $6.00 per share.

In September 2001, UTEK Corporation acquired 100% of the outstanding common stock of UTEK-Pax Ltd. (formerly Pax Technology Transfer Ltd), a United Kingdom corporation, in a stock for stock transaction. In May 2002, UTEK Corporation acquired 100% of the outstanding common stock of TechEx Acquisition Corporation (“TechEx”) in a stock for stock transaction. TechEx owned the TechEx.com website. The TechEx.com website, founded at Yale University, is used by many technology-transfer and research professionals to efficiently exchange biomedical licensing opportunities and innovations available for partnering. The financial position and results of operation of UTEK-Pax Ltd. (formerly Pax Technology Transfer Ltd.) and TechEx have been consolidated into the financial position and results of operation of UTEK Corporation since the dates of their respective acquisition.

In November 2003, UTEK Corporation acquired the UVentures.com website and certain other intellectual property assets from UVentures, Inc., an innovative Internet-based exchange primarily used for the marketing of physical science technologies developed at universities and research organizations.

In November 2004, UTEK Corporation acquired the assets of EKMS, Inc., an intellectual property management firm. UTEK Corporation purchased the assets of EKMS, Inc. through the acquisition of all of the outstanding shares of common stock of UTEK-EKMS, Inc., a wholly-owned subsidiary of EKMS, Inc., in a tax-free stock-for-stock exchange. EKMS, Inc. was founded in 1986, and provides technical and business expertise to help companies identify, assess, protect and leverage IP assets to enhance market leadership and profitability.

UTEK Corporation

Notes to Consolidated Financial Statements—(Continued)

In December 2004, we acquired the business and assets of Pharma-Transfer, Ltd., a U.K. based pharmaceutical research firm, in a stock transaction. The Pharma-Transfer.com website tracks the research and development efforts of leading universities, research institutions and life science companies in order to locate and deliver advanced technology acquisition opportunities to corporate subscribers in the pharmaceutical industry.

In December 2004, UTEK Corporation acquired 100% of the outstanding common stock of ABM of Tampa Bay, Inc. in a stock for stock transaction. ABM of Tampa Bay, Inc. owned a piece of vacant land located in Tampa, Florida.

As a BDC, we must be primarily engaged in the business of furnishing capital and making available managerial assistance to companies that generally do not have ready access to capital through conventional financial channels. Such companies are termed portfolio companies.

The Company invests in portfolio companies that management believes are positioned to benefit from the acquisition of new technology. The Company investments in portfolio companies generally are used by the portfolio companies to acquire the license rights to new technologies developed at universities, medical research centers and federal research laboratories. The Company offers to provide portfolio companies with managerial assistance primarily related to technology-transfer. Technology-transfer is the process by which technologies developed by universities or research laboratories are licensed to companies for commercial use. The Company may also make additional investments to fund continued research and development of the acquired technologies on behalf of its portfolio companies.

Usually we have executed or will execute our investments in portfolio companies through the creation and capitalization of a new company, which we refer to as an intellectual property acquisition company, to acquire a new technology. We will then seek to sell such intellectual property acquisition company to a company in a non-taxable exchange of shares. In connection with such transaction, we receive shares of common stock in the company (which company then becomes the portfolio company) in exchange for the securities of our intellectual property acquisition company. In addition to holding a license to a new technology, our intellectual property acquisition company may also hold cash and other assets. The companies with which we engage in such transactions frequently have little or no prior operating history.

To establish on-going consulting engagements with its clients, the Company has also developed a strategic alliance arrangement. UTEK’s strategic alliances are designed to help technology companies rapidly enhance their new product pipeline through the acquisition of proprietary intellectual capital from universities, medical research centers and federal research laboratories. Some of our strategic alliance clients engage us to license their existing proprietary technologies.

Principles of Consolidation

The consolidated financial statements include the accounts of UTEK Corporation and its wholly owned subsidiaries. All intercompany transactions and balances are eliminated in consolidation. Wholly-owned intellectual property acquisition companies used to acquire new technologies are consolidated with the Company prior to exchange of their shares with a portfolio company.

Short-term Investments

The company invests excess cash in a number of CD’s and US Treasury bills. These investments normally have 3 month to 2 year maturities and do not qualify as cash or cash equivalents.

UTEK Corporation

Notes to Consolidated Financial Statements—(Continued)

Accounts Receivable

The Company provides an allowance for losses on trade receivables based on a review of the current status of existing receivables and management’s evaluation of periodic aging of accounts. The Company charges off accounts receivable against the allowance for losses when an account is deemed to be uncollectible. It is not the Company’s policy to accrue interest on past due receivables. The provision for doubtful accounts and notes was $62,705 and $4,639 for the years ended December 31, 2004, and 2003, respectively.

Impairment of Long-lived Assets

We account for long-lived asset impairments under Statement of Financial Accounting Standards No. 144 (SFAS 144), “Accounting for the Impairment or Disposal of Long Lived Assets”. Consistent with prior guidance, SFAS 144 requires a three-step approach for recognizing and measuring the impairment of assets to be held and used. The Company recognizes impairment losses on long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets carrying amounts. The impairment loss is measured by comparing the fair value of the asset to its carrying amount. Fair value is estimated based on discounted future cash flows. Assets to be sold must be stated at the lower of the assets carrying amount or fair value and depreciation is no longer recognized. SFAS 144 was adopted on January 1, 2002. Prior to SFAS 144’s adoption, we accounted for impairments under Statement of Financial Accounting Standards No. 121 (SFAS 121), “Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of.”

Goodwill

Goodwill is the excess cost over the fair value of net identifiable assets acquired relating to the September 2001 acquisition of UTEK-PAX, Ltd. (formerly known as Pax Technology Transfer, Ltd.), the November 2004 acquisition of UTEK-EKMS, Inc., and the December 2004 acquisition of Pharma-Transfer, Ltd. The Company adopted Statement of Financial Accounting Standards No. 142, Goodwill and Other Intangible Assets and, as a result, the related goodwill is not being amortized. Goodwill is reviewed for possible impairment at least annually or more upon the occurrence of an event or when circumstances indicate that the carrying amount is greater than its fair value. During the year ended December 31, 2004, the Company determined that there was no impairment in the value of goodwill.

Changes in the carrying amount of Goodwill during 2004, are summarized in the following table:

	For the year ended December 31, 2004	For the year ended December 31, 2003
Beginning balance UTEK-PAX, Ltd.	$523,807	$472,519
Currency exchange adjustment—UTEK—PAX, Ltd.	38,694	51,288
Goodwill relating to UTEK-EKMS, Inc. purchase	426,869	—
Goodwill relating to Pharma-Transfer, Ltd. purchase	528,553	—

Ending balance	$1,517,922	$523,807

Intangible Assets

Other intangible assets include the website relating to the May 2002 acquisition of TechEx.com, the November 2003 acquisition of UVentures.com websites, the November 2004 acquisition of the UTEK-EKMS, Inc. website and the software of The Metrics Group, a wholly owned subsidiary of UTEK-EKMS, Inc. Accumulated amortization was $47,021 and $22,452 at December 31, 2004 and 2003 respectively. The software

UTEK Corporation

Notes to Consolidated Financial Statements—(Continued)

is being amortized over five years. At each balance sheet date, we evaluate the value of intangible assets for impairment. Based upon its most recent analysis, the Company believes that no impairment of intangible assets exists at December 31, 2004.

Segment Disclosures

Management considers the Company as operating in only one segment, the transfer of new technologies. Two wholly-owned subsidiaries of UTEK Corporation have assets in the United Kingdom, however, the assets and operations are not significant.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Investments in Non Controlled Affiliates

Pursuant to the requirements of the 1940 Act, our Board of Directors is responsible for determining, in good faith, the fair value of our securities and assets for which market quotations are not readily available. In making its determination, the Board of Directors has considered valuation appraisals provided by an independent valuation service provider. With respect to equity securities in privately—owned companies, each investment is valued using industry valuation benchmarks, and then the value is assigned a discount reflecting the illiquid nature of the investment as well as our minority, non-control position. When an external event such as a purchase transaction, public offering, or subsequent equity sale occurs, the pricing indicated by the external event is used to corroborate our private equity valuation. Equity securities in public companies that carry certain restrictions on resale are generally valued at a discount from the market value of the securities as quoted on the national securities exchange or national securities association.

The Board of Directors bases its determination upon, among other things, applicable quantitative and qualitative factors. These factors may include, but are not limited to, type of securities, nature of business, marketability, market price of unrestricted securities of the same issue (if any), comparative valuation of securities of publicly-traded companies in the same or similar industries, current financial conditions and operating results, sales and earnings growth, operating revenues, competitive conditions and current and prospective conditions in the overall stock market.

Without a readily available market value, the value of our portfolio of equity securities may differ significantly from the values that would be placed on the portfolio if there existed a ready market for such equity securities. All equity securities owned at December 31, 2004, and December 31, 2003, (60.5% and 69.5% of net assets, respectively) are stated at fair value as determined by the Board of Directors, in the absence of readily available fair values. The Company use the first-in, first-out (FIFO) method of accounting for sales of its investments.

Shares of stock provided by the Company’s clients in exchange for both strategic alliance services and technology-transfer transactions are recorded at fair value on the day that the transactions are executed. The certificates are received subsequent to the transaction date.

Cash and Cash Equivalents

The Company considers all highly liquid fixed income investments with maturities of three months or less at the time of acquisition, to be cash equivalents.

UTEK Corporation

Notes to Consolidated Financial Statements—(Continued)

Income Taxes

Deferred taxes are provided on the liability method whereby deferred tax assets are recognized for deductible temporary differences and operating loss and tax credit carry forwards and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

Revenue Recognition

Sale Of Technology Rights

The Company recognizes revenue from the sale of technology rights upon the exchange of the shares of our intellectual property acquisition companies with companies (which companies then become our portfolio companies). The Company records revenue, based on the fair value as determined by the Board of Directors, of the consideration received. In most cases, the consideration received for the rights is unregistered shares of common stock of the portfolio company. The common stock received is recorded as an investment at fair value as determined by the Board of Directors.

Consulting and Other Services

In addition to technology-transfer transactions, we offer strategic alliance consulting services. A method of technology transfer already being used by UTEK—Pax Ltd. (formerly Pax Technology Transfer Ltd), strategic alliance services are performed pursuant to service agreements (usually one year in length) in which UTEK provides consulting services by identifying and evaluating technology acquisition opportunities in exchange for unregistered shares of the company or cash. These agreements are cancelable at any time.

Revenues from strategic alliance agreements in which unregistered shares of common stock are received before they are earned are deferred and recognized over the term of each agreement. For strategic alliance agreements in which the stock is received ratably over the agreement, revenue is recognized as earned. The common stock received as payment is recorded as an investment at fair value as determined by the Board of Directors. In some cases the Company is paid a fee in connection with a technology-transfer transaction. In these instances, revenue is recognized upon consummation of the transaction.

The Company’s consolidated subsidiaries, UTEK—Pax Ltd. (formerly Pax Technology Transfer Ltd.) and UTEK-EKMS, Inc., derive their revenue primarily from consulting contracts with third parties. Revenue from consulting contracts is recognized ratably over the term of the contract, typically ninety days. These contracts are generally paid in the form of cash.

Revenue from the sale of subscriptions to the TechEx.com, UVentures.com and Pharma-Tranfer.com websites generally is received in the form of cash and initially is deferred and subsequently recognized ratably over the term of the subscription.

Fixed Assets

Fixed assets are stated at cost, less accumulated depreciation. Depreciation is recorded using the straight-line method over the estimated useful lives of the respective assets (generally five and seven years). Leasehold improvements are amortized over the shorter of the estimated useful life of the assets or lease term. The carrying

UTEK Corporation

Notes to Consolidated Financial Statements—(Continued)

amount of all long-lived assets is evaluated periodically to determine if adjustment to the depreciation and amortization period or the unamortized balance is warranted. Based upon its most recent analysis, the Company believes that no impairment of property and equipment exists at December 31, 2004. Maintenance and repairs are charged to operations when incurred. Betterments and renewals are capitalized. When property, plant and equipment are sold or otherwise disposed of, the asset account and related accumulated depreciation account are relieved, and any gain or loss is included in operations.

Stock-Based Compensation

At December 31, 2004, the Company had the following two stock-based equity compensation plans: The UTEK Corporation Amended and Restated Stock Option Plan and UTEK Corporation Amended and Restated Non-Qualified Stock Option Plan. The Company accounts for these plans and related grants thereunder using the intrinsic value method prescribed in APB Opinion No. 25, “Accounting for Stock Issued to Employees.” No stock-based employee compensation cost is reflected in net increase (decrease) in net assets from operations, as all of the options granted under those plans had an exercise price equal to the market value of the underlying common stock on the date of grant. The following table illustrates the effect of the net increase (decrease) in net assets from operations and the net increase (decrease) in net assets from operations per share if the Company had applied the fair value recognition provisions of SFAS 123, “Accounting for Stock-based Compensation” to the stock-based employee awards.

The pro forma net increase (decrease) in net assets from operations and basic and diluted earnings per share for the years ended December 31, 2004, 2003 and 2002 would have been as follows:

	Year ended
	December 31, 2004	December 31, 2003	December 31, 2002
Net increase (decrease) in net assets from operations:
As reported	$2,260,084	$(523,864)	$(2,692,780)
Deduct: Total stock-based employee compensation expense determined under fair value based method for all awards, net of related tax effects	(223,884)	(292,719)	(247,457)

Pro forma	$2,036,200	$(816,583)	$(2,940,237)
Net increase (decrease) in net assets from operations per share—Basic:
As reported	$.41	$(.12)	$(.69)
Pro forma	$.37	$(.19)	$(.75)
Net increase (decrease) in net assets from operations per share—Diluted:
As reported	$.39	$(.12)	$(.69)
Pro forma	$.37	$(.19)	$(.75)

Concentrations of Credit Risk

Cash and cash equivalents are financial instruments that potentially subject the Company to concentrations of credit risk. The fair value of financial instruments approximates the carrying value based on available market information. The Company invests its excess available funds primarily in U.S. Government-backed securities. The Company’s customers are typically located in the United States and the United Kingdom.

UTEK Corporation

Notes to Consolidated Financial Statements—(Continued)

Foreign currency translation

The Company translates the assets and liabilities of its non-U.S. functional currency subsidiaries into dollars at the current rates of exchange in effect at the end of each reporting period. Revenues and expenses are translated using rates that approximate those in effect during the period. Translation adjustments are included in the Consolidated Statement of Net Assets under the caption “Foreign currency translation adjustment.”

Impact of Recently Issued Accounting Pronouncements

In June 2002, the Financial Accounting Standards Board issued SFAS 146, “Accounting for Costs Associated with Exit or Disposal Activities”. SFAS 146 provides direction for accounting and disclosure regarding specific costs related to an exit or disposal activity. These include, but are not limited to, costs to terminate a contract that is not a capital lease, costs to consolidate facilities or relocate employees, and certain termination benefits provided to employees that are involuntarily terminated under the terms of a one-time benefit arrangement. The Company is required to adopt SFAS 146 for any disposal activities initiated after December 31, 2002. Management does not expect the adoption of SFAS 146 to have a material impact on the Company’s financial statements and results of operations.

In December 2002, the Financial Accounting Standards Board issued SFAS 148, “Accounting for Stock Based Compensation—Transition and Disclosure—an Amendment of SFAS 123” (SFAS 148). SFAS 148 provides additional transition guidance for those entities that elect to voluntarily adopt the provisions of SFAS 123. Furthermore, SFAS 148 mandates new disclosures in both interim and year-end financial statements within the Company’s Significant Accounting Policies footnote. The Company is currently reviewing the impact of SFAS 148 on its financial statements. Management does not expect the adoption of SFAS 148 to have a material impact on the Company’s financial statements and results of operations.

In January 2003, the Financial Accounting Standards Board (FASB) issued Interpretation No. 46, “Consolidation of Variable Interest Entities, an Interpretation of Accounting Research Bulletin No. 51” (the “Interpretation”). The Interpretation requires the consolidation of variable interest entities in which an enterprise absorbs a majority of the entity’s expected losses, receives a majority of the entity’s expected residual returns, or both, as a result of ownership, contractual, or other financial interests in the entity. Currently, entities are generally consolidated by an enterprise that has controlling financial interest through ownership of a majority voting interest in the entity. The Interpretation was originally immediately effective for variable interest entities created after January 31, 2003, and effective in the fourth quarter of the Company’s fiscal 2003 for those created prior to February 1, 2003. However, in October 2003, the FASB deferred the effective date for those variable interest entities created prior to February 1, 2003, until the Company’s first quarter of fiscal 2004. The Company has substantially completed the process of evaluating this interpretation and believes its adoption will not have a material impact on its consolidated financial statements.

In May 2003, the FASB issued SFAS No. 150, “Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity.” This statement establishes standards for how an issuer classifies and measures certain financial instruments with characteristics of both liabilities and equity. This statement is effective for financial instruments entered into or modified after May 31, 2003 and pre-existing instruments as of the beginning of the first interim period that commences after June 15, 2003, except for mandatorily redeemable financial instruments. Mandatorily redeemable financial instruments are subject to the provisions of this statement beginning on January 1, 2004. The Company has not entered into or modified any financial instruments subsequent to May 31, 2003 affected by this statement. Management does not expect the adoption of this statement will have a material impact on our financial condition or results of operations.

In November 2004, the Financial Accounting Standards Board issued statement of Financial Accounting Standard No. 151, “Inventory Costs”. The new Statement amends Accounting Research Bulletin No. 43,

UTEK Corporation

Notes to Consolidated Financial Statements—(Continued)

Chapter 4, “Inventory Pricing,” to clarify the accounting for abnormal amounts of idle facility expense, freight, handling costs, and wasted material. This Statement requires that those items be recognized as current-period charges and requires that allocation of fixed production overheads to the cost of conversion be based on the normal capacity of the production facilities. This statement is effective for fiscal years beginning after June 15, 2005. Management does not expect adoption of this statement to have a material impact on our financial condition or results of operations.

In December 2004, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 123 (revised 2004), Share-Based Payment. This Statement replaces FASB Statement No. 123 and supersedes APB Opinion No. 25. Statement No. 123(R) will require the fair value of all stock option awards issued to employees to be recorded as an expense over the related vesting period. The Statement also requires the recognition of compensation expense for the fair value of any unvested stock option awards outstanding at the date of adoption. This standard is effective for the company as of July 1, 2005. Management has not completed their evaluation of the effect of these new rules on future statements. There is no undisclosed effect from these rules on these financial statements.

2.    Investments in Non Controlled Affiliates

Equity securities at December 31, 2004, and December 31, 2003, (60.5% and 69.5% of net assets, respectively) were valued at fair value as determined by the Board of Directors, with the assistance of appraisals provided by an independent valuation service provider, in the absence of readily available market values.

The values assigned to these securities are based upon available information and may not reflect amounts that could be realized if the Company found it necessary to immediately sell such securities, or amounts that ultimately may be realized.

Accordingly, the fair values included in the accompanying schedule of investments may differ from the values that would have been used had a ready market existed for these securities and such differences could be significant.

As of December 31, 2004, and December 31, 2003, the Company had established two and four intellectual property acquisition companies, respectively, which had $-0- net assets.

On January 11, 2002, the Company entered into a strategic alliance agreement with Circle Group Holdings, Inc. The agreement provides for a total of 48,000 unregistered shares of Circle Group Holdings, Inc.’s common stock to be distributed to the Company pro rata during the term of the agreement. As of December 31, 2004, the Company has recognized consulting fees to date relating to 48,000 shares. The strategic alliance was renewed in February 2003.

On January 21, 2002, the Company received 114,276 unregistered shares of Group Management Corporation’s, (now known as Silver Screen Studios, Inc.) common stock in connection with a strategic alliance agreement. As of December 31, 2004, the Company has recognized consulting fees to date related to 47,615 shares. The strategic alliance was cancelled in June 2002 and 66,661 shares were returned to Group Management Corporation, (now known as Silver Screen Studios, Inc.).

On February 11, 2002, the Company entered into a strategic alliance agreement with Voice and Wireless Corporation, (now known as Mixed Entertainment, Inc). The agreement provides for a total of 540,000 unregistered shares of Voice and Wireless Corporation’s, (now known as Mixed Entertainment, Inc). common stock to be distributed to the Company pro rata during the term of the agreement. The Company has recognized consulting fees to date related to 315,000 shares. The strategic alliance was cancelled in August 2002.

UTEK Corporation

Notes to Consolidated Financial Statements—(Continued)

On April 2, 2002, the Company received 48,000 unregistered shares of common stock from Hydrogen Technology Applications, Inc. in a strategic alliance agreement. The Company has recognized consulting fees to date relating to 48,000 shares.

On May 7, 2002, the Company sold its Nitrone Scientific, Inc. intellectual property acquisition company to Prime Pharmaceutical Corporation for 683,550 shares of Prime Pharmaceutical Corporation’s common stock in a non-taxable exchange.

On May 7, 2002, the Company sold its Digital Image Enhancement Technologies, Inc. intellectual property acquisition company to ClearImage, Inc. (formerly Image Analysis, Inc.) for 465,000 unregistered shares of ClearImage, Inc.’s common stock in a non-taxable exchange.

On May 31, 2002, the Company received 30,000 unregistered shares of common stock from FullCircle Registry, Inc. in a strategic alliance agreement. The Company has recognized consulting fees to date relating to 30,000 shares.

On June 11, 2002, the company sold its Energy Management Technologies, Inc. intellectual property acquisition company to Voice and Wireless Corporation for 318,750 unregistered shares of Voice and Wireless Corporation’s common stock in a non-taxable exchange.

On June 12, 2002, the company sold its Electronic Luminescent Technologies, Inc. intellectual property acquisition company to FullCircle Registry, Inc. for 68,250 unregistered shares of FullCircle Registry, Inc.’s common stock in a non-taxable exchange.

On August 27, 2002, the company sold its Fiber-Gel Technologies, Inc. intellectual property acquisition company to Circle Group Holdings, Inc. for 2,800,000 unregistered shares of Circle Group Holdings, Inc.’s common stock and a warrant to purchase an additional 500,000 shares of its common stock at $0.36 per share in a non-taxable exchange.

On September 27, 2002, the company sold its Spoken Data Technologies, Inc. intellectual property acquisition company to FullCircle Registry, Inc. for 157,500 unregistered shares of FullCircle Registry, Inc.’s common stock in a non-taxable exchange.

On September 12, 2002, the company received 120,000 unregistered shares of common stock from Innovative Medical Services, Inc. in a strategic alliance agreement. The company has recognized consulting fees to date relating to 120,000 shares.

On December 24, 2002, the company received 231,000 unregistered shares of common stock from FullCircle Registry, Inc. at $.86 in connection with a consulting agreement. The company has recognized consulting fees to date relating to 231,000 shares.

On January 15, 2003, the company received 83,478 unregistered shares of common stock from Duraswitch Industries, Inc. in a strategic alliance agreement. The company has recognized consulting fees to date relating to 34,782 shares. The strategic alliance was cancelled in June 2003, and unvested 48,696 shares were returned to Duraswitch Industries, Inc.

On February 5, 2003, the company entered into a strategic alliance agreement with Circle Group Holdings, Inc. The agreement provides for a total of 48,000 unregistered shares of Circle Group Holdings, Inc.’s common stock to be distributed to the Company pro rata during the term of the agreement. The company has recognized to date consulting fees relating to 44,000 unregistered shares of Circle Group Holdings, Inc. The agreement was cancelled on January 2, 2004.

UTEK Corporation

Notes to Consolidated Financial Statements—(Continued)

On March 4, 2003, Peak Entertainment Holdings, Inc. (formerly Palladium Communications, Inc.) completed a 100 for 1 reverse split, which reduced the number of shares the company held to 4,000 from 400,000 shares.

On March 18, 2003, the company received 160,000 unregistered shares of common stock from Sequiam Corporation in a strategic alliance agreement. The company has recognized consulting fees to date relating to 160,000 shares.

On March 26, 2003, the company received 35,294 unregistered shares of common stock from Graphco Technologies, Inc. in a strategic alliance agreement. The company has recognized consulting fees to date relating to 35,294 shares.

On March 26, 2003, the company received 821,429 unregistered shares of common stock from Circle Group Holdings, Inc. in connection with an assignment of a technology license.

On April 11, 2003, the company received 68,571 unregistered shares of common stock from GloTech Industries, Inc. in a strategic alliance agreement. The company has recognized consulting fees to date relating to 68,571 shares.

On June 17, 2003, the company received 34,000 unregistered shares of common stock from E Med Future, Inc. in a strategic alliance agreement. The company has recognized consulting fees to date relating to 34,000 shares.

On June 23, 2003, the company sold its Advanced Illumination Technologies, Inc. intellectual property acquisition company to GloTech Industries, Inc. for 1,000,000 unregistered shares of GloTech Industries, Inc.’s common stock in a non-taxable exchange.

On July 23, 2003, the company received 130,208 unregistered shares of common stock from Circle Group Holdings, Inc. in connection with an assignment of a technology license.

On August 28, 2003, the company sold its Sports Technologies, Inc. intellectual property acquisition company to GloTech Industries, Inc. for 2,130,000 unregistered shares of GloTech Industries, Inc.’s common stock in a non-taxable exchange.

On September 10, 2003, the company sold its Fingerprint Detection Technologies, Inc. intellectual property acquisition company to Sequiam Corporation for 485,000 unregistered shares of Sequiam Corporation’s common stock in a non-taxable exchange.

On December 3, 2003, the company received 545,000 unregistered shares of common stock from Magic Media Networks, Inc. in a six-month strategic alliance agreement. The company has recognized consulting fees to date relating to 545,000 shares.

On December 10, 2003, the company received 240,000 unregistered shares of common stock from AssureTec Holdings, Inc. in a strategic alliance agreement. The company has recognized consulting fees to date relating to 120,000 shares. The strategic alliance was cancelled in June 2004 and 120,000 shares were returned to AssureTec Holdings, Inc.

On December 30, 2003, the company sold its Medical Safety Technologies, Inc. intellectual property holding to E Med Future, Inc. for 1,250,000 unregistered shares of E Med Future, Inc.’s common stock in a non-taxable exchange.

UTEK Corporation

Notes to Consolidated Financial Statements—(Continued)

On January 26, 2004, the company received 30,000 unregistered shares of common stock from GeneThera, Inc. in a strategic alliance agreement. The strategic alliance was cancelled in October 2004 and at the request of GeneThera, Inc. 15,204 shares were returned to GeneThera, Inc.

On February 17, 2004, the company received 705,882 unregistered shares of common stock from ZKid Network Company in a strategic alliance agreement. The company has recognized consulting fees to date relating to 634,883 shares.

On February 18, 2004, the company received 38,585 unregistered shares of common stock from Telkonet, Inc. in a strategic alliance agreement. The company has recognized consulting fees to date relating to 20,668 shares. The strategic alliance was cancelled in July 2004, and 17,917 shares were returned to Telkonet, Inc.

On March 12, 2004, the company received 100,000 unregistered shares of common stock from Health Sciences Group, Inc. in a strategic alliance agreement. The company has recognized consulting fees to date relating to 83,330 shares.

On March 29, 2004, the company received 200,000 unregistered shares of common stock from Swiss Medica, Inc. in a six-month strategic alliance agreement. The company has recognized consulting fees to date relating to 200,000 shares.

On March 30, 2004, the company entered into a strategic alliance agreement with eFoodSafety.com, Inc. The agreement provides for a total of 244,987 unregistered shares of eFoodSafety.com, Inc.’s common stock to be distributed to the Company pro rata during the term of the agreement. The company has received 204,080 and recognized to date consulting fees in relation to 190,709 unregistered shares of eFoodSafety.com, Inc.

On April 1, 2004, the company received 63,157 unregistered shares of common stock from Xethanol Corporation in a strategic alliance agreement. The company has recognized consulting fees to date relating to 47,367 shares.

On April 5, 2004, the company received 150,000 unregistered shares of common stock from Manakoa Services Company in a strategic alliance agreement. The company has recognized consulting fees to date relating to 110,416 shares.

On April 16, 2004, the company received 240,000 unregistered shares of common stock from Power3 Medical Products, Inc. in a strategic alliance agreement. The company has recognized consulting fees to date relating to 80,000 shares. The strategic alliance was cancelled in August 2004 and 160,000 shares were returned to Power3 Medical Products, Inc.

On April 23, 2004, the company received 133,333 unregistered shares of common stock from The Jenex Corporation in a four-month strategic alliance agreement. The company has recognized consulting fees to date relating to 133,333 shares.

On April 28, 2004, the company received 400,000 unregistered shares of common stock from HydroFlo Corporation in a strategic alliance agreement. The company has recognized consulting fees to date relating to 268,886 shares.

On April 30, 2004, the company sold its Web Safe Technologies, Inc. intellectual property acquisition company to Xethanol Corporation for 9,550,000 unregistered shares of Zkid Network Company’s common stock in a non-taxable exchange.

UTEK Corporation

Notes to Consolidated Financial Statements—(Continued)

On May 27, 2004, the company entered into a strategic alliance agreement with eLinear, Inc. The agreement provides for a monthly fee of $10,000 per month of unregistered shares of eLinear, Inc. common stock to be distributed to the Company during the term of the agreement. The company has received 56,916 and recognized to date consulting fees in relation to 56,916 unregistered shares of eLinear, Inc.

On June 25, 2004, the company sold its Advanced Bioethanol Technologies, Inc. intellectual property acquisition company to Xethanol Corporation for 200,000 unregistered shares of Xethanol Corporation’s common stock in a non-taxable exchange.

On July 1, 2004, the company entered into a strategic alliance agreement with INyX, Inc. The agreement provides for a total of 126,316 unregistered shares of INyX, Inc. common stock to be distributed to the Company pro rata during the term of the agreement. The company has received 31,578 and recognized to date consulting fees in relation to 31,578 unregistered shares of INyX, Inc. The agreement was cancelled on October 1, 2004.

On July 8, 2004, the company received 300,000 unregistered shares of common stock from Veridium Corporation in a strategic alliance agreement. The company has recognized consulting fees to date relating to 173,000 shares.

On August 2, 2004, the company sold its Arsenic Removal Technologies, Inc. intellectual property acquisition company to Hydroflo, Inc. for 2,823,529 unregistered shares of Hydroflo, Inc.’s common stock in a non-taxable exchange.

On August 2, 2004, the company under contract with the Shriners Hospitals for Children assisted the Shriners Hospitals for Children in transferring a tendon replacement technology it had developed and patented to Crystal Point Partners. For part of its consideration for its assistance in the transfer, the company received 50% of the upfront consideration from the license agreement with Shriners Hospitals for Children and Myrmidon Biomaterials, Inc., which included 100,000 unregistered shares of common stock from Myrmidon Biomaterials, Inc.

On August 5, 2004, the company sold its Advanced Cyber Security, Inc. intellectual property acquisition company to Manakoa Services Company for 1,900,000 unregistered shares of Manakoa Services Company’s common stock in a non-taxable exchange.

On August 10, 2004, the company sold its Ice Technologies, Inc. intellectual property acquisition company to Power3 Medical, Inc. for 141,000 unregistered shares of Power3 Medical Products, Inc.’s common stock in a non-taxable exchange.

On September 27, 2004, the company received 36,923 unregistered shares of common stock from Material Technologies, Inc. in a strategic alliance agreement. The company has recognized consulting fees to date relating to 9,638 shares.

On September 28, 2004, the company received 300,000 unregistered shares of common stock from Uniphyd Corporation in a strategic alliance agreement with Global Fasteners, Inc. In October 2004, the company received an additional 250,000 shares due to a significant decrease in the value of Uniphyd Corporation. The company has recognized consulting fees to date relating to 139,999 shares.

On September 30, 2004, the company received 129,730 unregistered shares of common stock from Pacific Biometrics, Inc. in a strategic alliance agreement. The company has recognized consulting fees to date relating to 32,430 shares.

UTEK Corporation

Notes to Consolidated Financial Statements—(Continued)

On October 1, 2004, the company received 300,000 unregistered shares of common stock from Swiss Medica, Inc. renewing their six-month strategic alliance agreement. The company has recognized consulting fees to date relating to 150,000 shares.

On October 17, 2004, the company received 750,000 unregistered shares of common stock from US Wireless Online, Inc. in a strategic alliance agreement. The company has recognized consulting fees to date relating to 150,000 shares.

On October 25, 2004, the company sold its Polyman Technologies, Inc. intellectual property acquisition company to Health Sciences Group, Inc. for 1,160,000 unregistered shares of Health Sciences Group, Inc.’s common stock in a non-taxable exchange.

On November 16, 2004, the company received 80,000 unregistered shares of common stock from GreenWorks Corporation in a strategic alliance agreement. The company has recognized consulting fees to date relating to 9,778 shares.

On November 22, 2004, the Company sold its Apple Peel Technologies, Inc. intellectual property acquisition company to Health Sciences Group, Inc. for 1,200,000 unregistered shares of Health Sciences Group, Inc.’s common stock in a non-taxable exchange.

On November 29, 2004, the Company received 120,000 unregistered shares of common stock from Xeminex, Inc. in a strategic alliance agreement. The Company has recognized consulting fees to date relating to 20,000 shares.

On December 17, 2004, the Company sold its Advanced Flavors and Fragrances, Inc. intellectual property acquisition company to BioFlavorance Technology and Research, Inc. for 20,000,000 unregistered shares of Uniphyd Corporation’s common stock, 175,000 unregistered shares of SinoFresh Healthcare, Inc.’s common stock and 500,000 unregistered shares of BioFlavorance Technology and Research, Inc.’s common stock in a non-taxable exchange.

On December 20, 2004, the Company sold its Safety Scan Technologies, Inc. intellectual property acquisition company to HydroFlo Corporation for 3,485,000 unregistered shares of HydroFlo Corporation’s common stock in a non-taxable exchange.

3.    Fixed Assets

Fixed assets consist of the following:

	December 31,
	2004	2003
Computer Equipment	$86,651	$89,845
Furniture and Fixtures	96,509	46,008
Leasehold Improvements	37,016	22,555
Land	300,000	—

	520,176	158,408
Less accumulated depreciation	(109,736)	(115,462)

	$410,440	$42,946

UTEK Corporation

Notes to Consolidated Financial Statements—(Continued)

4.    Note Payable

In April 2003, the Company obtained a loan for $1,000,000 at 12% per annum with interest paid in advance, which resulted in net proceeds of $760,000 with an effective interest rate of approximately 14%. The term of the loan was two years, and no principal payments were required prior to maturity. The loan was non-recourse except with respect to 360,360 unissued shares of common stock of UTEK Corporation pledged as collateral to secure the loan. In January 2004, we repaid the loan we obtained in April 2003, by issuing 125,715 shares of our common shares to the lender. The balance owed at the time the shares were issued was $880,000. The shares were issued at an effective value of $7.00 per share. The Company recognized $88,000 and $32,000 of interest expense within general and administrative expenses on the accompanying 2003 and 2004 statements of operations, respectively.

5.     Income Taxes

The Company accounts for income taxes under FASB No. 109, “Accounting for Income Taxes” (SFAS No. 109). Deferred income tax assets and liabilities are determined based upon differences between financial reporting and tax basis of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse.

The components of the income tax provision on operations, excluding income tax expense (benefit) on realized gains (losses) and unrealized appreciation (depreciation) of investments are as follows:

	Year Ended December 31,
	2004	2003	2002
Current:
Federal	$—	$—	$—
State	—	—	—
Foreign	—	—	16,781

	$—	$—	$16,781

Deferred:
Federal	$530,196	$95,795	$64,250
State	56,604	16,398	10,510

	586,800	112,193	74,760

	$586,800	$112,193	$91,541

A reconciliation of the differences between the effective income tax rate and the statutory federal tax rate follows:

	Year Ended December 31,
	2004	2003	2002
Tax at U.S. statutory rate	$520,037	$99,487	$80,028
State taxes, net of federal benefit	56,604	10,766	8,820
Other	10,159	1,940	2,693

	$586,800	$112,193	$91,541

UTEK Corporation

Notes to Consolidated Financial Statements—(Continued)

Significant components of the Company’s deferred tax assets and liabilities are as follows:

	As of December 31,
	2004	2003
Net operating loss carryforward	$1,613,704	$1,695,622
Tax credit carryforward	—	16,781
Other	2,888	(1,011)
Investments in non-controlled affiliates	(2,931,133)	(1,644,317)

Net deferred tax asset (liability)	$(1,314,541)	$67,075

SFAS No. 109 requires a valuation allowance to reduce the deferred tax assets reported if, based on the weight of the evidence, it is more likely than not that some portion or all of the deferred tax assets will not be realized. After consideration of all the evidence, both positive and negative, management has determined that a valuation allowance was not necessary as of December 31, 2004 and 2003.

At December 31, 2004, the Company has available U.S. net operating loss carryforwards of approximately $4,125,000, which expire as follows: 2020—$977,000; 2021—$1,137,000; 2022—$371,000; and 2023—$1,640,000.

6.    Stockholders’ Equity

Transactions in common stock for the three years ended December 31, 2004, were as follows:

Common Stock	Shares	Par Value	Paid In Capital
Balance at December 31, 2001	3,915,672	39,157	6,988,141
Acquisition of Techex Acquisition Corporation—May 2002	10,000	100	70,800

Balance at December 31, 2002	3,925,672	39,257	7,058,941

Employee stock options exercised	60,000	600	355,400
Private placement—April 2003	330,000	3,300	887,200
Private placement—July 2003	146,450	1,465	780,792
Private placement—November 2003	257,000	2,570	1,395,430
Private placement—December 2003	71,428	714	465,786

Balance at December 31, 2003	4,790,550	$47,906	$10,943,549

Employee stock options exercised	142,500	1,425	1,016,450
Warrants exercised	15,681	157	(157)
Loan repayment	125,715	1,257	832,633
Private placement—January 2004	407,986	4,080	2,566,232
Private placement—April 2004	100,000	1,000	899,000
Exempt offering—September 2004	350,000	3,500	3,667,242
Acquisition of UTEK-EKMS, Inc.	20,605	206	299,794
Acquisition of Pharma-Transfer, Ltd.	29,592	296	434,704
Acquisition of ABM of Tampa Bay, Inc	20,534	205	299,795

Balance at December 31, 2004	6,003,163	$60,032	$20,959,242

UTEK Corporation

Notes to Consolidated Financial Statements—(Continued)

7.    Stock Compensation, Stock Options and Warrants

Pursuant to an agreement we entered into in connection with our initial public offering, the Company issued 100,000 warrants on October 25, 2000, at $.0003 to the underwriter, to purchase an equal number of shares of the Company’s common stock. These warrants are exercisable over the next three years at $9.90 per share. The warrants expire on October 25, 2005.

The Company accounts for stock grants to employees in exchange for services in accordance with APB No 25, “Accounting for Stock Issued to Employees”. Stock grants to non-employees in exchange for services are accounted for in accordance with FAS 123, “Accounting for Stock-Based Compensation”. There were no expenses related to stock grants to employees and non-employees in exchange for services during fiscal 2004, 2003, and 2002.

In the year ended December 31, 1999, the Company reserved 750,000 shares of common stock for issuance in connection with the stock option plans. The Company adopted a fixed incentive stock option plan in September 1999 (the “1999 Plan”) and a fixed non-qualified stock option plan in February 2000 (the “2000 Plan”). Under the terms of the 1999 Plan, the Company is authorized to issue options to purchase up to 500,000 shares of the Company’s common stock. In 2004, the Company amended the 1999 Plan. We are authorized to issue options to purchase a total of 685,000 shares of our common stock under the 1999 plan as amended. The options are intended to be incentive stock options within the meaning of Section 422 of the Internal Revenue Code (the “Code”), however, options may be issued under the 1999 Plan, as amended, that do not qualify for incentive treatment under the Code. Under the terms of the 2000 Plan, the Company is authorized to issue options to purchase up to 250,000 shares of the Company’s common stock. In 2004, the Company amended the 2000 Plan. As a result, we are authorized to issue options to purchase a total of 315,000 shares of our common stock under the 2000 Plan, as amended. Under the 2000 Plan, as amended, the Company may only issue options that do not qualify for incentive treatment under Section 422 of the Code. The per share exercise price of each stock option granted under both plans must be equal to the quoted fair market value of the stock on the date of grant, except in the case of a more than 10% shareholder for which grants are exercisable at 110% of fair market value of the stock on the date of grant.

At December 31, 2004, 1,043,534 options from the plans had been granted; 292,017 options from the plans had been cancelled; and 202,500 shares from the plans were exercised.

Pursuant to SFAS No. 123 “Accounting for Stock-Based Compensation,” the Company has elected to account for its stock option plan under APB Opinion 25, “Accounting for Stock Issued to Employees,” and adopt the disclosure-only provisions of SFAS No. 123. Under APB 25, no compensation costs were recognized relating to the option grants because the exercise price of the options awarded was equal to the market value of the underlying common stock on the dates of grant. Under SFAS No. 123, the net increase in net assets from operations would have decreased by $246,244, or $.04 per share, for the year ended December 31, 2004, the net decrease in net assets from operations would have increased by $292,719, or $.07 per share, for the year ended December 31, 2003, and the net increase in net assets from operations would have decreased by $247,457, or $.06 per share, for the year ended December 31, 2002.

The fair value of each option granted in 2004, 2003 and 2002 was estimated using the Black-Scholes option-pricing model with the following assumptions:

	2004	2003	2002
Expected dividend yield	0.00%	0.00%	0.00%
Expected volatility	28.11%	23.84%	19.00%
Risk-free interest	2.78% to 5.91%	2.78% to 3.08%	2.94% to 4.74%
Expected term	5 years	5 years	5 years

UTEK Corporation

Notes to Consolidated Financial Statements—(Continued)

A summary of the Company’s stock option activity, and related information follows:

	Weighted Average Exercise Price
	Options	Per Share	Warrants	Per Share
Outstanding at December 31, 2001	498,000	$6.67	100,000	$9.90
Granted	294,534	7.09	—	—
Exercised	—	—	—	—
Canceled / Expired	(155,000)	6.81	—	—

Outstanding at December 31, 2002	637,534	$6.79	100,000	$9.90
Granted	160,000	6.64	—	—
Exercised	(60,000)	5.93	—	—
Canceled / Expired	(117,517)	7.20	—	—

Outstanding at December 31, 2003	620,017	$6.89	100,000	$9.90

Granted	116,000	14.85	—	—
Exercised	(142,500)	7.14	(41,890)	9.90
Canceled / Expired	(19,500)	11.10	—	—

Outstanding at December 31, 2004	574,017	$9.93	58,110	$9.90

	2004	2003	2002
For the years ended December 31:
Weighted-average fair value of options granted	$2.53	$2.26	$1.91

The following table summarizes information about outstanding stock options at December 31, 2004:

Outstanding Options	Exercise Price Per Share	Remaining Contractual Life	Exercisable Options
100,000	$6.60	0 year 10 months	100,000
43,000	$6.13	0 year 11 months	43,000
20,000	$5.75	1 year 0 months	20,000
2,000	$7.50	1 year 2 months	2,000
5,000	$7.00	1 year 4 months	5,000
5,000	$7.41	1 year 5 months	5,000
66,500	$7.40	1 year 9 months	66,500
2,500	$7.23	1 year 11 months	2,500
1,000	$7.13	1 year 11 months	1,000
7,744	$7.05	2 years 9 months	6,494
1,000	$7.08	2 years 2 months	1,000
124,500	$7.10	2 years 5 months	88,250
5,000	$7.25	2 years 7 months	3,750
28	$6.30	3 years 0 months	28
745	$6.10	3 years 0 months	745
20,000	$5.64	3 years 4 months	20,000
20,000	$6.99	3 years 5 months	20,000
15,000	$6.75	3 years 5 months	7,500
25,000	$6.99	3 years 5 months	12,500

UTEK Corporation

Notes to Consolidated Financial Statements—(Continued)

Outstanding Options	Exercise Price Per Share	Remaining Contractual Life	Exercisable Options
20,000	$8.40	3 years 7 months	5,000
40,000	$15.57	4 years 6 months	10,000
25,000	$14.50	4 years 8 months	6,250
25,000	$15.01	4 years 9 months	6,250

574,017			432,767

Weighted average fair value of options exercisable at December 31, 2004			$2.53

8.    Commitments and Contingencies

From time to time, some of the Company’s portfolio companies may receive correspondence or other notices of alleged breach of the license agreement. Some of these correspondences and notices provide for a period of time in which to cure the alleged breach. The failure of the portfolio companies to cure the alleged breach may have a material adverse impact on the Company’s results of operations and financial position.

Effective September 1, 2004, the Company entered into a three year employment agreement with its Chief Executive Officer, Clifford M. Gross, providing for an annual base salary of $300,000 for his services. In addition to his base salary, Dr. Gross will receive a reasonable allowance for an automobile for the duration of the employment agreement and certain severance benefits.

The company leases its office facilities for various terms under long-term, non-cancelable operating lease agreements. The leases expire at various dates through 2009 and provide for various renewal options. In the normal course of business, it is expected that these leases will be renewed or replaced by leases on other properties. The leases provide for increases in future minimum annual rental payments. Lease expense charged to operations for the year ended December 31, 2004 and 2003 are $78,145 and $41,935, respectively.

The following is a schedule by year of future minimum rental payments required under the operating lease agreements:

2005	$110,020
2006	72,594
2007	47,134
2008	47,134
2009	47,134

$324,016

9.    Related Party Transactions

Sam Reiber, the Company’s General Counsel and a director of the Company is also a partner with the law firm Linsky & Reiber in Tampa, Florida. Linsky & Reiber has received approximately $17,967 and $16,197 in December 31, 2004 and 2003, respectively, in compensation during the past fiscal year for services performed for the Company and holds 6,100 shares of the Company’s common stock.

John Micek, one of our directors, is also a partner in Silicon Prairie Partner, LP. Silicon Prairie Partners, LP purchased 17,000 shares of our common stock at $6.00 per share in a private placement offering in November 2003.

UTEK Corporation

Notes to Consolidated Financial Statements—(Continued)

10.    Acquisitions

On November 29, 2004, the Company purchased 100% of the outstanding stock of UTEK-EKMS, Inc. Accordingly, the results of operations for UTEK-EKMS, Inc. have been included in the accompanying consolidated financial statements from that date forward. The acquisition was made for the purpose of expanding our strategic alliance services with the analysis of intellectual property.

The aggregate acquisition price was $300,000 in shares of the Company’s common stock. The value of the stock was determined based on the average market price of the shares over the 5 days before the terms of the acquisition agreements were negotiated and publicly announced.

On December 16, 2004, the Company purchased 100% of the outstanding stock of Pharma-Transfer, Ltd. Accordingly, the results of operations for Pharma-Transfer, Ltd. have been included in the accompanying consolidated financial statements from that date forward. The acquisition was made for the purpose of expanding our online technology-transfer services.

The aggregate acquisition price was $435,000 in shares of the Company’s common stock. The value of the stock was determined based on the average market price of the shares over the 5 days before the terms of the acquisition agreements were negotiated and publicly announced.

On December 29, 2004, the Company purchased 100% of the outstanding stock of ABM of Tampa Bay, Inc Accordingly, the results of operations for ABM of Tampa Bay, Inc. have been included in the accompanying consolidated financial statements from that date forward. The acquisition was made for the purpose of a potential expansion of the corporate offices.

The aggregate acquisition price was $300,000 in shares of the Company’s common stock. The value of the stock was determined based on the average market price of the shares over the 5 days before the terms of the acquisition agreements were negotiated and publicly announced.

Following is a condensed balance sheet showing the fair values of the assets acquired and the liabilities assumed as of the date of acquisition:

	UTEK- EKMS, Inc.	Pharma- Transfer, Ltd.	ABM of Tampa Bay, Inc.
Assets
Cash and cash equivalents	$27,578	$2,610	$—
Accounts receivable net of allowance for bad debt	69,094	18,045	—
Prepaid Expenses and other current assets	8,489	—	—
Fixed assets	15,000	1,658	300,000
Intangible assets	25,000	123,263	—
Goodwill acquired in the acquisition	426,869	528,553	—

	572,030	674,129	300,000

Liabilities
Accrued Expenses	23,738	74,549	—
Deferred revenue	—	164,580	—
Short term debt	248,292	—	—

	272,030	239,129	—

Net assets acquired	$300,000	$435,000	$300,000

UTEK Corporation

Notes to Consolidated Financial Statements—(Continued)

The following pro forma information is based on the assumption that the acquisitions took place as of January 1, 2003:

	2004	2003
Income from operations (revenue)	$8,295,405	$5,067,813
Net income from operations	899,801	(21,511)
Net increase (decrease) in net assets	2,217,163	(725,943)
Basic net increase (decrease) in net assets per share	$0.41	$(0.17)
Diluted net increase (decrease) in net assets per share	$0.37	$(0.17)

11.    Interim Financial Information (Unaudited)

	March 31	June 30	September 30	December 31
Fiscal year 2004:
Income from operations (Revenue)	$410,099	$1,925,587	$2,040,486	$2,812,443
Net income (loss) from operations	(278,339)	342,853	472,186	406,022
Net increase (decrease) in net assets from operations	8,427,057	(774,189)	(7,202,711)	1,809,927
Net increase (decrease) in net assets from operations per share
Basic	$1.70	$(.14)	$(1.28)	$.33
Diluted	$1.60	$(.14)	$(1.28)	$.30

	March 31	June 30	September 30	December 31
Fiscal year 2003:
Income from operations (Revenue)	$504,271	$606,635	$1,723,250	$971,021
Net income (loss) from operations	(603,474)	(13,299)	835,144	(37,803)
Net increase (decrease) in net assets from operations	(3,791,440)	864,833	3,406,071	(1,482,792)
Net increase (decrease) in net assets from operations per share
Basic	$(.97)	$.20	$.79	$(.35)
Diluted	$(.97)	$.20	$.76	$(.35)

12.    Subsequent events

In January 2005, we acquired 100% of the outstanding shares of INTRA-DMS, Ltd., an intellectual property software company based in Rishon Letzion, Israel. We issued $300,000 of our unregistered common stock to acquire all of the outstanding shares of INTRA-DMS, Ltd. The shares issued are restricted from trading for 12-months following the transaction. As one of our wholly-owned subsidiaries, INTRA-DMS, Ltd. will be known as UTEKip, Ltd.

Circle Group Holdings, Inc. represented 29.4% of our net assets at December 31, 2004. On February 18, 2005, the $0.82 market closing price per share of Circle Group Holdings, Inc. on the American Stock Exchange represented a decrease of 63% from the $2.22 market closing price per share on the American Stock Exchange on December 31, 2004. This decline in the market value of Circle Group Holdings, Inc. may have a material negative impact on UTEK’s financial condition from that reported for the period ended December 31, 2004. Management estimates that, based on the current decline in the market price for Circle Group Holdings, Inc., the Company’s net asset value per share would decrease by approximately $0.39 per share or 10% from the net asset value per share reported at December 31, 2004.

UTEK Corporation

Selected Per Share Data and Ratios

	Year Ended December 31
	2004	2003	2002	2001	2000
Per share information
Net asset value, beginning of year	$2.33	$1.87	$2.53	$2.24	$1.18
Net increase from operations(1)	.16	.04	.04	.23	0.56
Net change in realized and unrealized appreciation/depreciation on investments (after taxes)	(.32)	(.53)	(.73)	(.14)	(.87)
Foreign currency translation adjustment	.01	.01	.01	(.01)	—
Net increase from stock transactions	1.67	.94	.02	.21	1.37

Net asset value, end of year	$3.85	$2.33	$1.87	$2.53	$2.24

Per share market value, end of year	$14.99	$11.10	$6.25	$7.10	$5.75

Ratios/supplemental data
Net assets, end of year	$23,092,943	$11,152,370	$7,346,057	$9,909,440	$8,455,002
Ratio of expenses to average net assets	33%	38%	36%	28%	32%
Ratio of net income to average net assets	6%	2%	2%	10%	29%
Diluted weighted average number of shares outstanding during the year	6,098,537	4,266,918	3,921,535	3,882,914	2,968,720

(1)	Calculated based on diluted weighted average number of shares outstanding during the year.

UTEK Corporation

Consolidated Statements of Assets and Liabilities

As of September 30, 2005 (unaudited) and December 31, 2004

	September 30, 2005	December 31, 2004
	(Unaudited)
ASSETS
Investments in non-controlled affiliates (cost $24,438,591 and $18,464,518 at September 30, 2005 and December 31, 2004, respectively)	$23,244,853	$13,965,941
Cash and cash equivalents	3,994,598	3,785,873
Short-term investments	15,282,538	5,534,235
Accounts and notes receivable, net of allowance for bad debt	2,141,255	189,888
Prepaid expenses and other assets	368,476	263,203
Fixed assets, net	299,113	410,440
Goodwill	3,154,059	1,517,922
Intangible assets	369,137	212,142

TOTAL ASSETS	48,854,029	25,879,644

LIABILITIES
Accrued expenses	794,509	683,272
Deferred revenue	1,646,832	788,888
Deferred income taxes	2,497,117	1,314,541

TOTAL LIABILITIES	4,938,458	2,786,701

NET ASSETS	$43,915,571	$23,092,943

Commitments and Contingencies

Composition of net assets:
Common stock, $.01 par value, 19,000,000 shares authorized; 7,888,673 shares issued and outstanding at September 30, 2005 and 6,003,163 shares issued and outstanding at December 31, 2004	$78,887	$60,032
Preferred stock, $.01 par value, 1,000,000 shares authorized; none issued and outstanding	—	—
Additional paid in capital	39,924,642	20,959,242
Accumulated income:
Accumulated net operating income	8,182,502	4,246,227
Net realized gain (losses) on investments, net of income taxes	(3,546,874)	490,580
Net unrealized appreciation (depreciation) of investments, net of deferred income taxes	(744,534)	(2,805,763)
Foreign currency translation adjustment	20,948	142,625

Net assets	$43,915,571	$23,092,943

Net asset value per share	$5.57	$3.85

See accompanying notes

UTEK Corporation

Consolidated Statements of Operations (unaudited)—

For the Nine Months Ended September 30, 2005 and 2004

	Nine Months Ended September 30
	2005	2004
Income from operations:
Sale of technology rights	$12,466,301	$2,932,249
Consulting and other services	2,745,145	1,395,046
Investment income, net	318,263	48,877

	15,529,709	4,376,172

Expenses:
Salaries and wages	1,831,906	739,694
Professional fees	547,906	367,428
Acquisition of technology rights	3,371,262	620,000
Sales and marketing	1,667,597	752,295
General and administrative	1,799,871	1,062,938

	9,218,542	3,542,355

Income before income taxes	6,311,167	833,817
Provision for income taxes	2,374,892	297,117

Net income from operations	3,936,275	536,700

Net realized and unrealized gains (losses):
Net realized gain (loss) on investments, net of income tax expense (benefit) of ($2,435,937) and $832,094 for the nine months ended September 30, 2005 and 2004, respectively	(4,037,454)	1,379,157
Change in unrealized appreciation (depreciation) of non-controlled affiliate investments, net of deferred tax expense (benefit) of $1,243,611 and ($884,311) for the nine months ended September 30, 2005 and 2004, respectively	2,061,229	(1,465,700)

Net increase in net assets from operations	$1,960,050	$450,157

Net increase in net assets from operations per share:
Basic	$0.28	$0.08
Diluted	$0.28	$0.08
Weighted average shares:
Basic	6,957,300	5,417,886
Diluted	7,104,371	5,727,547

See accompanying notes

UTEK Corporation

Consolidated Statements of Changes in Net Assets (unaudited)—

For the Nine Months Ended September 30, 2005 and 2004

	For the Nine Months Ended September 30
	2005	2004
Changes in net assets from operations:
Net income from operations	$3,936,275	$536,700
Net realized gain (loss) on sale of investments, net of related income taxes	(4,037,454)	1,379,157
Change in net unrealized appreciation (depreciation) of investments, net of related deferred taxes	2,061,229	(1,465,700)

Net increase in net assets from operations	1,960,050	450,157

Capital stock transactions:
Proceeds from issuance of common stock, net of offering costs of $2,036,042 and $935,758 for the nine months ended September 30, 2005 and 2004, respectively	15,794,705	7,586,531
Proceeds from exercise of common stock options for the nine months ended September 30, 2005 and 2004, respectively	1,239,550	552,950
Unregistered shares of common stock issued in acquisition of UTEKip, Ltd.	300,000	—
Unregistered shares of common stock issued in acquisition of Ybor City Group, Inc.	1,650,000	—

Net increase in net assets from stock transactions	18,984,255	8,139,481

Foreign currency translation adjustment	(121,677)	7,878

Net increase in net assets	20,822,628	8,597,516
Net assets at beginning of period	23,092,943	11,152,370

Net assets at end of period	$43,915,571	$19,749,886

See accompanying notes

UTEK Corporation

Consolidated Statements of Cash Flows (unaudited)—

For the Nine Months Ended September 30, 2005 and 2004

	For the Nine Months Ended September 30
	2005	2004
Operating Activities:
Net increase in net assets from operations	$1,960,050	$450,157
Adjustments to reconcile net increase (decrease) in net assets from operations to net cash used by operations:
Change in net unrealized depreciation (appreciation) of investments	(3,304,838)	2,350,011
Depreciation and amortization	100,177	38,180
(Gain) loss on sale of investments	6,473,482	(2,211,251)
Deferred income taxes	1,182,576	244,907
Investment securities received in connection with the technology transfer transactions	(12,368,870)	(2,932,249)
Consulting and other services rendered in exchange for investment securities	(1,207,201)	(689,195)
Changes in operating assets and liabilities:
Accounts receivable	93,433	107,690
Prepaid expenses and other assets	(7,796)	96,824
Deferred revenue	425,894	(74,687)
Accrued expenses	21,914	44,217

Net cash used in operating activities	(6,631,179)	(2,575,396)

Investing Activities:
Proceeds received on sale of investments	1,713,437	2,484,204
Purchases of short term investments	(9,748,303)	—
Acquisition of Knowledge Express (net cash acquired $26,423)	(1,473,577)	—
Purchases of investment securities	(545,800)	(4,507,543)
Purchases of fixed assets	(104,046)	(65,646)

Net cash used in investing activities	(10,158,289)	(2,088,985)

Financing Activities:
Payments of bank debt	(23,516)	—
Net proceeds from issuance of common stock	17,034,255	7,291,591

Net cash provided by financing activities	17,010,739	7,291,591

Foreign currency translation adjustment	(12,546)	7,878
Increase in cash and cash equivalents	208,725	2,635,088
Cash and cash equivalents at beginning of period	3,785,873	3,704,327

Cash and cash equivalents at end of period	$3,994,598	$6,339,415

Supplemental Disclosures of Non-Cash Investing Activities
125,715 Shares of Common Stock issued in settlement of Note Payable		$847,890
119,134 Shares of Common Stock issued to purchase Ybor City Group, Inc.	$1,650,000
19,895 Shares of Common Stock issued to purchase INTRA-DMS, Ltd. for $300,000 of unregistered shares of common stock in conjunction with the acquisition, liabilities were assumed as followed:
Fair value of assets acquired	$502,035
Consideration given	(300,000)

Liabilities assumed	$202,035

See accompanying notes

UTEK Corporation

Financial Highlights (unaudited)—

For the Nine Months Ended September 30, 2005 and 2004

	Nine Months Ended September 30
	2005	2004
PER SHARE INFORMATION (1)
Net asset value, beginning of period	$3.85	$2.33
Net increase (decrease) from operations (1)	0.55	0.08
Net change in realized gains (losses) and unrealized appreciation (depreciation) on investments, after taxes (1)	(1.48)	(.46)
Foreign currency translation adjustment (1)	(0.02)	—
Net increase from issuance of shares of common stock (1)	2.67	1.42

Net assets value, end of period	$5.57	$3.37

Per share market value, end of period	$14.00	$15.15

Investment return, based on market price at end of period	(6.6)%	37.7%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period	$43,915,571	$19,749,886
Ratio of expenses to average net assets	28%	23%
Ratio of net income to average net assets	12%	3%
Diluted weighted average number of shares outstanding during the period	7,104,371	5,727,547

(1)	Calculated based on diluted weighted average number of shares outstanding during the period.

See accompanying notes

UTEK CORPORATION

Schedule of Investments (unaudited)

September 30, 2005

Shares	Date of Acquisition	Common and preferred stock in non-controlled affiliates—53.0% of our net assets	Original Cost	Fair Value
1,200,275	4/04	Xethanol Corp., publicly traded over the counter,—12.2% of our net assets; bioethanol and derivative products (1)	$3,463,007	$5,329,221
6,343,573	4/04	HydroFlo, Inc., publicly traded over the counter,—8.4% of our net assets; waste business development company (2)	854,602	3,679,272
10,000,000	8/05	Industrial Biotechnology Corp., privately held,—4.6% of our net assets: manufactures and markets flavors and fragrances (1)(4)	2,000,000	2,000,000
1,000	11/99	UTEK Real Estate Holdings, Inc., privately held,—4.4% of our net assets; real estate development (3)	2,041,605	1,906,353
2,213,137	1/02	Circle Group Holdings, Inc., publicly traded on the American Stock Exchange,—4.2% of our net assets; small business holding company (1)	683,219	1,836,904
3,123,703	3/04	Health Sciences Group, Inc., publicly traded over the counter,—3.9% of our net assets; nutraceutical and pharmaceutical products (2)	1,685,189	1,718,037
484,782,608	9/05	INSEQ Corp., publicly traded over the counter,—3.9% of our net assets; waste minimization (2)	2,434,783	1,696,739
6,400,717	4/05	Fuel FX International, Inc., privately held,—2.9% of our net assets; reductional environmental emissions (2)	1,280,142	1,280,143
7,647,561	4/04	Manakoa Services Company, publicly traded over the counter,—1.6% of our net assets; compliance analysis and monitoring (2)	2,258,837	688,280
2,100,000	3/04	Swiss Medica, Inc., publicly traded over the counter,— 0.7% of our net assets; health bioscience products (1)	381,268	315,000
50,000	7/05	Israel Technology Acquisition Corp., publicly traded over the counter,—0.7% of our net assets; special purpose acquisition corporation (1)	300,000	305,000
40,000	7/05	Fortress America Acquisition Corp., publicly traded over the counter,—0.5% of our net assets; special purpose acquisition corporation (1)	240,000	240,800
645,000	3/03	Sequiam Corp., publicly traded over the counter,—0.5% of our net assets; authentication and biometrics technologies (1)	185,726	232,200
750,000	10/04	U.S. Wireless Online, Inc., publicly traded over the counter,—0.4% of our net assets; wireless broadband networks (1)	66,000	180,000
224,489	4/05	NutraCea International Corp., publicly traded over the counter,—0.4% of our net assets; rice bran research and development (1)	92,040	172,856
720,637	4/03	Intra-Asia Entertainment Corp., publicly traded over the counter,—0.3% of our net assets; digital television entertainment (1)	1,607,494	151,334
118,811	6/05	Trio Industries Group, Inc, publicly traded over the counter,—0.3% of our net assets; protective powder coating (1)	64,246	146,138
261,234	7/04	eLinear, Inc., publicly traded on the American Stock Exchange,—0.2% of our net assets; telecommunication security provider (1)	190,763	128,005
120,000	4/05	Rival Technologies, Inc., publicly traded over the counter,—0.2% of our net assets; diesel engine technologies (1)	82,104	98,400
40,000	8/05	Broadcast International, Inc., publicly traded over the counter,—0.2% of our net assets; telecommunication (1)	80,916	94,400
800,000	9/05	Quest Minerals & Mining Corp., publicly traded over the counter,—0.2% of our net assets; coal and mineral mining (1)	81,228	70,400

UTEK CORPORATION

Schedule of Investments (unaudited)—(Continued)

September 30, 2005

Shares	Date of Acquisition	Common and preferred stock in non-controlled affiliates—53.0% of our net assets	Original Cost	Fair Value
413,482	5/05	Preservation Sciences Inc., publicly traded over the counter,—0.2% of our net assets; metal and concrete coatings (1)	—	70,292
20,000	3/05	AdAl Group, Inc. publicly traded over the counter,—0.2% of our net assets; aluminum extruded products manufacturer (1)	72,912	67,200
342,857	9/05	American Soil Technologies, Inc.., publicly traded over the counter,—0.1% of our net assets; fertilizer innovation (1)	75,996	65,143
85,714	9/05	New Life Scientific, Inc., publicly traded over the counter,—0.1% of our net assets; pharmaceutical biotechnologies (1)	81,816	64,285
54,857	5/05	Vitacube Systems Holding, Inc., publicly traded over the counter,—0.1% of our net assets; specialty nutraceuticals (1)	84,852	63,086
31,413	9/05	Advanced 3-D Ultrasound Services, Inc., publicly traded over the counter,—0.1% of our net assets; energy saving technologies (1)	71,256	60,627
91,885	10/04	Pacific Biometrics, Inc., publicly traded over the counter,—0.1% of our net assets; specialty central laboratory services (1)	59,356	59,725
660,000	6/05	BP International, Inc., publicly traded over the counter,—0.1% of our net assets; shade structures (1)	78,852	51,480
960,779	6/99	Clean Water Technologies, Inc., publicly traded over the counter,—0.1% of our net assets; environmental services (2)	568,006	49,000
50,000	3/05	KP Renewables plc, privately held,—0.1% of our net assets; renewable energy (1)	94,500	47,500
166,666	5/05	Hybrid Fuel Systems, Inc., publicly traded over the counter,—0.1% of our net assets; patented natural gas/diesel dual fuel technology (1)	78,852	45,000
175,000	11/04	SinoFresh Healthcare, Inc., publicly traded over the counter,—0.1% of our net assets; treatment of inflammatory and infectious diseases (1)	101,500	40,250
221,033	4/04	Power3 Medical Products, Inc., publicly traded over the counter,—.1% of our net assets; healthcare products (1)	223,984	37,576
925,166	6/03	E Med Future, Inc., publicly traded over the counter,—0.1% of our net assets; needle destruction device (1)	489,624	30,530
310,992	12/03	Magic Media Networks, Inc., publicly traded over the counter,—0.1% of our net assets; digital display monitor networks (1)	54,173	31,099
555,545	5/05	Meridex Software Corp., publicly traded over the counter,—0.1% of our net assets; software development company (1)	28,888	29,999
29,999	7/04	INyX, Inc., publicly traded over the counter,—0.1% of our net assets; aerosol drug delivery (1)	19,813	28,499
142,856	3/04	eFoodSafety.com Inc., publicly traded over the counter,—0.1% of our net assets; safety of fruit, vegetables, poultry, beef and seafood (1)	47,801	27,143
36,923	9/04	Material Technologies, Inc., publicly traded over the counter,—0.1% of our net assets; metal fatigue detection (1)	78,672	23,631
176,250	4/05	Maelor PLC, publicly traded over the counter,—0.1% of our net assets; products for niche healthcare applications (1)	24,147	22,560
750,000	6/05	Modern Technology Corporation, publicly traded over the counter,—0.1% of our net assets; technology development and acquisition company (1)	82,152	15,000
480,000	4/05	Websky Inc., publicly traded over the counter,—0.1% of our net assets; broadband wireless (1)	—	14,880
133,333	4/04	Jenex Corp., publicly traded Canadian Venture Exchange,— 0.1% of our net assets; consumer and healthcare products (1)	25,657	10,933
295,500	7/04	Veridium Corp., publicly traded over the counter,—0.1% of our net assets; environmental services business (1)	69,032	8,865

UTEK CORPORATION

Schedule of Investments (unaudited)—(Continued)

September 30, 2005

Shares	Date of Acquisition	Common and preferred stock in non-controlled affiliates—53.0% of our net assets	Original Cost	Fair Value
333,333	5/05	Advanced Refractive Technologies, Inc (formerly Visijet, Inc.), publicly traded over the counter,—0.1% of our net assets; ophthalmic technologies (1)	40,998	6,333
14,796	1/04	GeneThera, Inc., publicly traded over the counter,—0.1% of our net assets; molecular biotechnology products (1)	36,014	4,735

		Investments with $0 value—See schedule below	1,776,569	—

		TOTAL INVESTMENTS—53%	$24,438,591	$23,244,853

		Cash and other assets, less liabilities—47%		20,670,718

		Net assets at September 30, 2005—100%		$43,915,571

Notes to Schedule of Investments:

•	The above investments with the exception of UTEK Real Estate Holdings, Inc. are non-income producing. Equity investments that have not paid dividends within the last twelve months are considered non-income producing.

•	The value of all securities for which there is no readily available market value is determined in good faith by the Board of Directors. In making its determination, the Board of Directors has considered valuation appraisals provided by an independent valuation service provider. (See Note 3 to the unaudited consolidated financial statements).

•	As of September 30, 2005, all of the securities that we own are subject to legal restrictions on resale with the exception of Circle Group Holdings, Inc., Israel Technology Acquisition Corp. and Fortress America Acquisition Corp. As a result, our ability to sell or otherwise transfer the securities we hold in our portfolio is limited.

•	We own more than 10% of the outstanding common stock of Clean Water Technologies, Inc., INSEQ Corp., Stealth MediaLabs, Inc., HydroFlo, Inc., Health Sciences Group, Inc., Manakoa Services Corporation, and Fuel FX International, Inc.

(1)	These are non-affiliate investments. Non-affiliate investments are generally defined under the Investment Company Act of 1940 as companies in which the Company owns less than 5% of the voting securities of the Company.

(2)	These are affiliate investments. Affiliate investments are generally defined under the Investment Company Act of 1940 as companies in which the Company owns at least 5% but not more than 25% of the voting securities of the Company.

(3)	This is a control investment. Control investments are generally defined under the Investment Company Act of 1940 as companies in which the Company owns more than 25% of the voting securities of the Company. The Company owned 100% of the outstanding voting securities of UTEK Real Estate Holdings, Inc. at September 30, 2005. We own 100% of UTEK Real Estate Holdings, Inc. which has three subsidiaries: Rosbon LLC, ANM of Tampa Bay, Inc. and Ybor City Group, Inc. We own 150 of the total shares outstanding of Rosbon LLC and all of the outstanding shares of ABM of Tampa Bay, Inc. and Ybor City Group, Inc.

(4)	Our investment consists of Series A preferred shares, of which we own 50% of the outstanding shares at September 30, 2005.

(5)	The Company does not possess the information necessary to determine whether this investment is a non-affiliate investment, affiliate investment or control investment.

UTEK CORPORATION

Schedule of Investments (unaudited)—(Continued)

September 30, 2005

Shares	Date of Acquisition	Schedule of Investments with $0 Value at September 30, 2005	Original Cost	Fair Value
4,221,165	4/01	Stealth MediaLabs, Inc. publicly traded over the counter—0% of our net assets; software products (2)	$1,708,000	$—
100,000	8/04	Myrmidon Biomaterials, Inc., privately held—0% of our net assets; biomaterial tendon replacement (1)	—	—
480,000	8/04	TenthGate, Inc., privately held—0% of our net assets; healthcare related products and services	—	—
550,000	9/04	Uniphyd Corporation, publicly traded over the counter—0% of our net assets; develops and operates managed care plans (5)	68,569	—
500,000	12/04	Bioflavorance Technology and Research, Inc., privately held—0.0% of our net assets; develops, manufactures and markets flavors and fragrances (1)	—	—

			$1,776,569	$—

Upon approval from the Board of Directors, management made the decision in the quarter ended September 30, 2005 to sell some of the investments that the Company has carried on its financial statements with a zero value for several quarters. Maintaining these investments was costly and the likelihood of future value was minimal. The following investments were included in the group of zero value shares: Provision Operation Systems, Inc., Advanced Recycling Sciences, Inc., Graphco Holdings Corp., Nubar, Inc., Assuretec Holdings, Inc., Prime Pharmaceutical Corporation, Primapharm Funding Corporation, Silver Screen Studios, Inc., Mixed Entertainment, Inc., Hydrogen Technology Applications, Inc., Zkid Network Company, GreenWorks Corporation, and Xeminex, Ltd.

UTEK Corporation

Notes to Consolidated Financial Statements (unaudited)

September 30, 2005 and 2004

1.    Basis of Presentation

Interim Financial Information

The financial information for UTEK Corporation (the “Company”, “we”, “us”, or “UTEK”) as of September 30, 2005 and 2004 and for the nine month period then ended is unaudited, but includes all adjustments (consisting only of normal recurring accruals), which, in the opinion of management are necessary in order to make the financial statements not misleading at such dates and for those periods. These financial statements have been prepared in accordance with accounting principles generally accepted in the United States for interim financial information. Accordingly, the interim financial information does not include all information and footnotes required by accounting principles generally accepted in the United States for complete consolidated financial statements. These consolidated unaudited financial statements should be read in conjunction with the consolidated audited financial statements and related notes included elsewhere in this prospectus. Operating results for the nine months ended September 30, 2005 are not necessarily indicative of the results that may be expected for the entire year.

The Company

UTEK is a market-driven technology-transfer business that assists companies in identifying and acquiring technologies. Technology-transfer refers to the process by which new technologies, developed in universities, medical research centers and federal research laboratories, or similar research settings, are licensed to companies for commercial development and use. UTEK’s goal is to provide its companies an opportunity to acquire and commercialize innovative technologies primarily developed by universities, medical research centers and federal research laboratories.

UTEK’s business model generally involves three steps:

•	First, UTEK seeks to enter into a strategic alliance agreement with its companies to learn about their technology needs and identify new discoveries that they want to acquire.

•	Second, UTEK forms and capitalizes a new company to acquire the identified technology from a university, medical research center or federal research laboratory.

•	Third, UTEK’s companies acquire the identified technology from UTEK in a tax-free stock for stock exchange of shares of UTEK’s newly formed entity for shares of the client-company.

UTEK calls this unique technology-transfer investment process U2B®.

The Company is a non-diversified, closed-end management investment company that has elected to be treated as a business development company (“BDC”) under the Investment Company Act of 1940 (“1940 Act”). The Company’s investment objective is to increase its net assets by exchanging stock in new companies that the Company forms to acquire intellectual property for securities of, and cash from, companies seeking to acquire such new technologies.

2.    Stock-Based Compensation

At September 30, 2005, the Company had the following two stock-based equity compensation plans: the UTEK Corporation Amended and Restated Stock Option Plan (the “1999 Plan”) and UTEK Corporation Amended and Restated Non-Qualified Stock Option Plan (the “2000 Plan”). The Company accounts for these plans and related grants thereunder using the intrinsic value method prescribed in APB Opinion No. 25, “Accounting for Stock Issued to Employees.” No stock-based employee compensation cost is reflected in net

UTEK Corporation

Notes to Consolidated Financial Statements (unaudited)—(Continued)

increase (decrease) in net assets from operations, as all of the options granted under those plans had an exercise price equal to the market value of the underlying common stock on the date of grant. The following table illustrates the effect on the net increase (decrease) in net assets from operations and the related per share amounts if the Company had applied the fair value recognition provisions of SFAS 123, “Accounting for Stock-based Compensation” to the stock-based employee awards.

The pro forma net increase (decrease) in net assets from operations and basic and diluted earnings per share for the nine month period ended September 30, 2005 and 2004 would have been as follows:

	Nine Months Ended September 30
	2005	2004
Net increase in net assets from operations:
As reported	$1,960,050	$450,157
Deduct: Total stock-based employee compensation expense determined under fair value based method for all awards, net of related tax effects	(167,302)	(93,098)

Pro forma	$1,792,748	$357,059
Net increase in net assets from operations per share—Basic:
As reported	$0.28	$.08
Pro forma	$0.26	$.07
Net increase in net assets from operations per share—Diluted:
As reported	$0.28	$.08
Pro forma	$0.25	$.06

The pro forma compensation costs presented above were determined using the weighted average fair values of options granted under the Company’s stock option plans. The fair value of grants was estimated using the Black-Scholes option-pricing model with the following assumptions:

	2005	2004
Dividend yield	0.00%	0.00%
Expected volatility	14.88%	28.11%
Risk-free interest rate	3.76% - 4.13%	2.78% - 5.91%
Expected life	4 years	5 years

During the nine month periods ended September 30, 2005, there were 183,000 options granted. Options to purchase 120,000 shares of common stock for the nine month period ended September 30, 2005, were not included in the computation of net asset value per share because the effect of such options would be anti-dilutive. Options to purchase 40,000 shares of common stock for the nine month period ended September 30, 2004, were not included in the computation of net asset value per share because the effect of such options would be anti-dilutive.

Following the Annual Meeting of Stockholders of UTEK Corporation on August 12, 2005, the Company amended and restated the 1999 Plan to increase the number of shares available to be issued upon exercise of options granted under the 1999 Plan from 685,000 to 1,385,000.

In December 2004, the Financial Accounting Standards Board (“FASB”) issued SFAS No. 123 (revised 2004), “Share-Based Payments” (SFAS No. 123R). The statement originally required the expensing of stock

UTEK Corporation

Notes to Consolidated Financial Statements (unaudited)—(Continued)

options in the financial statements for periods no later than the annual or interim periods beginning after June 15, 2005. In April 2005, the Securities and Exchange Commission extended the implementation date of SFAS No. 123R to the beginning of the Company’s next fiscal year. Based on the change in the implementation date, UTEK expects to implement the statement beginning with its interim financial statements for the first quarter of 2006. As of yet the Company has not made a determination of the valuation methodology and, therefore, has not determined the impact to future periods.

3.    Investments in Non-Controlled Affiliates

The Company invests in portfolio companies that its management believes are positioned to benefit from the acquisition of new technology. Usually we execute our investments in portfolio companies through the creation and capitalization of a new company, which we refer to as an intellectual property acquisition company, to acquire a new technology. We will then seek to sell such intellectual property acquisition company to a company in a non-taxable exchange of shares. In connection with such technology-transfer transactions, we typically receive shares of unregistered common stock in the company in exchange for the securities of our intellectual property acquisition company.

In addition to technology-transfer transactions, we offer strategic alliance consulting services. Strategic alliance services are performed pursuant to service agreements (usually one year in length) in which UTEK provides consulting services by identifying and evaluating technology acquisition opportunities in exchange for unregistered shares of the client company, or cash. These agreements may be terminated typically with 30 days notice by either party.

Equity securities at September 30, 2005 and December 31, 2004 (53.0% and 60.5% of net assets, respectively) were valued at fair value as determined by the Board of Directors, with the assistance of appraisals provided by an independent valuation service provider, in the absence of readily available market values.

The values assigned to these securities are based upon available information and may not reflect amounts that could be realized if the Company found it necessary to immediately sell such securities, or amounts that ultimately may be realized. Accordingly, the fair values included in the accompanying schedule of investments may differ from the values that would have been used had a ready market existed for these securities and such differences could be material.

On September 30, 2005, the Company entered into an agreement and plan of acquisition with Ybor City Group, Inc. to acquire all of its issued and outstanding shares of capital stock for an aggregate purchase price of $3,150,000. Ybor City Group is a real estate holding company that owns a commercial real estate property in Tampa, Florida. UTEK financed the acquisition through the issuance of 119,134 shares of its common stock and a $1,500,000 mortgage. The $1,500,000 mortgage is the obligation of Ybor City Group, Inc. Ybor City Group, Inc. and the associated mortgage are included within UTEK Real Estate Holdings, Inc. within the Company’s portfolio investments.

Upon approval from the Board of Directors, management made the decision to sell some of the investments that the Company has carried on its financial statements with a zero value for several quarters. Maintaining these investments was costly and the likelihood of future value was minimal. The following investments were included in the group of zero value shares: Provision Operation Systems, Inc., Advanced Recycling Sciences, Inc., Graphco Holdings Corp., Nubar, Inc., Assuretec Holdings, Inc., Prime Pharmaceutical Corporation, Primapharm Funding Corporation, Silver Screen Studios, Inc., Mixed Entertainment, Inc., Hydrogen Technology Applications, Inc., Zkid Network Company, GreenWorks Corporation, and Xeminex, Ltd.

UTEK Corporation

Notes to Consolidated Financial Statements (unaudited)—(Continued)

During the nine months ended September 30, 2005, we completed the following ten technology-transfer transactions and entered into the following twenty eight strategic alliance agreements:

2005 Technology Transfers:

Date	Client Company	Intellectual Property Acquisition Company	Consideration – Unregistered Shares
January 10	Xethanol Corp.	Superior Separation Technologies, Inc.	250,000
February 22	Health Sciences Group, Inc.	Open Cell Biotechnologies, Inc.	822,845
March 31	Swiss Medica, Inc.	Anti Depression Biohealth Solutions, Inc.	1,862,069(1)
June 30	Manakoa Services Corp.	Vigilant Network Technologies, Inc.	5,365,854
July 18	eLinear Corp.	Secure Voice Communications, Inc.	150,528
August 5	Industrial Biotechnology Corp.	Advanced Bioscience, Inc.	10,000,000 preferred A
August 15	Xethanol Corp.	Xylose Technologies, Inc.	567,857
September 1	Fuel FX International Inc.	Emissions-Reduction Technologies, Inc.	5,715,000
September 15	Inseq Corp.	Separation and Recovery Technologies, Inc.	434,782,608
September 30	Kwikpower International, PLC	Biodiesel Technologies, Inc.	(2)

1)	The Company also received $96,637 in cash.
2)	Consideration consisted of a 1.25 million £ convertible debenture ($2,212,000 at September 30, 2005). The Company has recognized the value of the agreement based upon the fair value of the 1,984,126 common shares underlying the convertible debenture, and has recorded such amount as a receivable in the accompanying statement of net assets.

2005 Strategic Alliances:

Date	Client Company	Total Shares of Common Stock Per Agreement	Shares Earned at September 30, 2005
January 5	Bioflavorance Technology and Research, Inc.	48,000	(1)
March 4	KP Renewables, plc	50,000	28,827
March 16	Small Town Radio, Inc.	6,000,000	(1)
March 22	AdAl Group, Inc.	20,000	10,000
April 4	Maelor PLC	177,671	176,250
April 14	NutraCea, Inc.	224,489	224,489
April 19	WebSky, Inc.	480,000	214,667
April 25	Rival Technologies, Inc.	120,000	51,667
May 6	Preservation Sciences, Inc.	413,482	165,616
May 18	Advanced Refractive Technologies, Inc (formerly Visijet, Inc.)	333,333	252,690
May 20	Vitacube Systems Holding, Inc.	54,857	19,906
May 23	Hybrid Fuel Systems, Inc.	166,666	118,281
May 23	Incode Technologies Corp.	50,000,000	(2)
May 31	Fuel FX International, Inc.	342,860	210,289
June 7	Modern Technology Corp.	750,000	235,417
June 28	BP International, Inc.	660,000	168,667
June 29	Trio Industries Group, Inc.	118,811	30,033
August 22	In Veritas Medical Diagnostics, Inc.	(3)	(3)

UTEK Corporation

Notes to Consolidated Financial Statements (unaudited)—(Continued)

Date	Client Company	Total Shares of Common Stock Per Agreement	Shares Earned at September 30, 2005
August 23	Dataram Corp.	(4)	(4)
August 25	TenthGate	240,000	43,871
August 29	Broadcast International, Inc.	40,000	3,548
September 2	Telecommunications Systems, Inc.	(5)	(5)
September 6	Episys, Ltd.	(6)	(6)
September 9	World Energy Solutions (Advanced 3-D Ultrasound Services, Inc.)	31,413	2,042
September 9	New Life Scientific, Inc.	85,714	4,999
September 9	Fuel FX International, Inc.	342,857	19,825
September 16	Quest Minerals & Mining Corp.	800,000	31,111
September 28	American Soil Technologies, Inc.	342,857	1,905

1)	The Company has not received the shares and therefore has not recognized any revenue to date.
2)	The Company cancelled the strategic alliance agreement and has not recognized any related revenue.
3)	The fair value of the agreement is $150,000 in unregistered common shares and has been recorded in receivables in the accompanying statement of net assets. The Company has recognized consulting fees of $1,500 to date.
4)	The fair value of the agreement is $67,500 in cash. The Company has recognized consulting fees of $27,500 to date.
5)	The fair value of the agreement is $150,000 in unregistered common shares and has been recorded as a receivable in the accompanying statement of net assets. The Company has recognized consulting fees of $7,500 to date.
6)	The fair value of the agreement is 60,000 £ ($106,176 at September 30, 2005). The Company has recognized consulting fees of 5,875 £ ($10,396 at September 30, 2005) to date.

On March 17, 2005, the Company received 30,000 unregistered shares of common stock from Xethanol Corporation in a renewal of the previous strategic alliance agreement. The Company has recognized consulting fees to date relating to 15,000 shares.

On May 19, 2005, the Company received 555,545 unregistered shares of common stock from Meridex Software Corp. in a license representation agreement with UTEK-EKMS, Inc, one of our subsidiaries. The Company has recognized consulting fees to date relating to 231,477 shares.

During the nine months ended September 30, 2004, we completed the following six technology-transfer transactions and entered into the following sixteen strategic alliance agreements:

2004 Technology Transfers:

Date	Client Company	Intellectual Property Acquisition Company	Consideration – Unregistered Shares of Common Stock
April 30	Zkid Network Company	Web Safe Technologies, Inc.	9,550,000
June 25	Xethanol Corp.	Advanced Biomethanol Technologies, Inc.	200,000
August 2	HydroFlo, Inc.	Arsenic Removal Technologies, Inc.	2,823,529
August 5	Manakoa Services Company	Advanced Cyber Security, Inc.	2,000,000
August 10	Power3 Medical Products, Inc.	Ice Technologies, Inc.	141,000
September 30	Xethanol Corp.	Ethanol Extraction Technologies, Inc.	169,230

UTEK Corporation

Notes to Consolidated Financial Statements (unaudited)—(Continued)

2004 Strategic Alliances:

Date	Client Company	Total Shares of Common Stock Per Agreement	Shares Earned at September 30, 2004
January 26	GeneThera, Inc.	30,000	21,694
February 17	Zkid	705,882	458,414
February 18	Telkonet, Inc.	38,585	20,668
March 12	Health Sciences Group, Inc.	100,000	58,331
March 29	Swiss Medica, Inc.	200,000	103,835
March 30	eFoodSafety.com, Inc.	244,987	129,485
April 1	Xethanol Corp.	63,157	31,578
April 5	Manakoa Services Company	150,000	72,916
April 16	Power3 Medical Products, Inc.	240,000	49,333
April 23	Jenex Corp.	133,333	133,333
April 28	HydroFlo, Inc.	400,000	168,887
May 27	eLinear, Inc.	(1)	29,558
July 1	INyX, Inc.	126,316	31,578
July 8	Veridium Corp.	300,000	83,000
September 27	Material Technologies, Inc.	36,923	410
September 28	Uniphyd Corp.	300,000	2,500

1)	Agreement provided for $10,000 per month in unregistered common shares.

On August 2, 2004, the Company assisted Shriners Hospitals for Children in transferring a tendon replacement technology they had developed and patented to Crystal Point Partners. As consideration for the services it rendered in connection with the transfer, the Company received 50% of the upfront consideration from the license agreement with Shriners Hospitals for Children and Myrmidon Biomaterials, Inc., including 100,000 unregistered shares of common stock from Myrmidon Biomaterials, Inc.

4.    Commitments and Contingencies

From time to time, some of the Company’s portfolio companies may receive correspondence or other notices of alleged breach of the technology license agreements relating to technologies transferred by UTEK to such portfolio companies. Some of these correspondences and notices provide for a period of time in which to cure the alleged breach. The failure of the portfolio companies to cure the alleged breach may have a material adverse impact on such portfolio companies and, as a result, on the Company’s results of operations and financial position.

5.    Acquisitions

On January 29, 2005, the Company purchased 100% of the outstanding stock of INTRA-DMS, Ltd. Accordingly, the results of operations for INTRA-DMS, Ltd. have been included in the accompanying consolidated financial statements from that date forward. The acquisition was made for the purpose of expanding our strategic alliance services with the analysis of intellectual property. The shares issued are restricted from trading for 12-months following the transaction. As one of our wholly-owned subsidiaries, INTRA-DMS, Ltd. will be known as UTEKip, Ltd. The aggregate acquisition price was $300,000 worth of restricted shares of the Company’s common stock. The value of the stock was determined based on the average market price of the shares over the five days before the terms of the acquisition agreements were agreed upon and publicly announced.

UTEK Corporation

Notes to Consolidated Financial Statements (unaudited)—(Continued)

On July 7, 2005, the Company purchased 100% of the assets of Knowledge Express Data Systems, a U.S. based on-line IP information service, for $1,500,000 in cash. Knowledge Express Data Systems is positioned to service the IP needs of UTEK Corp, its subsidiaries and its customers. The purchase price has been allocated to the underlying assets purchased (and liabilities) based on their estimated fair values. The resulting goodwill from this transaction is approximately $1,500,000.

Following is a condensed balance sheet showing the fair values of the assets acquired and the liabilities assumed as of the date of acquisition:

	INTRA-DMS, Ltd.	Knowledge Express Data Systems
Assets
Cash and cash equivalents	$—	$26,423
Accounts receivable net of allowance for bad debt	18,780	141,100
Prepaid expenses and other current assets	—	97,477
Fixed assets	14,788	113,000
Intangible assets	74,396	150,000
Goodwill acquired in the acquisition	246,773	1,488,110

	354,737	2,016,110

Liabilities
Accrued Expenses	31,221	58,102
Deferred Income	—	458,008
Short term debt	23,516	—

	54,737	516,110

Net Assets Acquired	$300,000	$1,500,000

Pro forma financial information for the acquisitions has not been presented as the impact would be immaterial.

6.    Equity Securities

On April 11, 2005, the Company sold 1,224,610 shares of its common stock to certain institutional and other investors located outside the United States. The Company received net proceeds, after offering expenses and placement fees, of approximately $12.5 million. The purchasers of such shares will not be able to resell the shares in the United States without registration under the Securities Act or an applicable exemption from the registration requirements of the Securities Act. Such shares of common stock may generally be publicly resold in the United States pursuant to Rule 144 under the Securities Act, one year after the date of the issuance of the shares and upon the satisfaction of certain other conditions. In connection with this offering, the Company listed its shares of common stock for trading on the AIM market of the London Stock Exchange.

On August 12, 2005, the Company entered into agreements to sell 330,960 shares of its common stock for an aggregate offering pricing of $3,690,204 to four institutional accredited investors, Janus Venture Fund, Oppenheimer Emerging Growth Fund, USAZ Oppenheimer Emerging Growth Fund and Oppenheimer Funds plc—Oppenheimer U.S. Emerging Growth Fund. GunnAllen Financial, Inc. acted as the placement agent in connection with the offering of such shares and received an aggregate commission of $369,020 for its services in connection therewith.

UTEK Corporation

Notes to Consolidated Financial Statements (unaudited)—(Continued)

7.    Segment Reporting

The Company’s principal area of activity is technology transfer services. The Company has three reportable operating segments: United Kingdom, Israel and the United States. The United Kingdom segment includes our wholly owned subsidiaries UTEK-Europe, Ltd. and Pharma Transfer, Ltd. The Israel segment includes UTEK-ip, Ltd.

A summary of revenues and other financial information by reportable operating segment is shown below:

	United Kingdom (1)	Israel (2)	United States(3)	Consolidated
Total assets September 30, 2005	$1,295,934	$404,185	$47,153,910	$48,854,029
Total assets September 30, 2004 (1), (2)	634,610	—	19,946,230	20,580,840

	For the Nine Months ended September 30, 2005
	United Kingdom (1)	Israel (2)	United States(3)	Consolidated
Income from operations	$567,986	$96,235	$14,865,488	$15,529,709
Income (loss) before interest, other expense and income taxes	(120,811)	(213,784)	6,645,762	6,311,167
Depreciation and amortization	19,212	13,144	67,821	100,177

	For the Nine Months ended September 30, 2004
	United Kingdom (1)	Israel (2)	United States(3)	Consolidated
Income from operations	$471,927	$—	$3,904,245	$4,376,172
Income (loss) before interest, other expense and income taxes	(44,259)	—	878,076	833,817
Depreciation and amortization	1,251	—	36,929	38,180

(1)	Pharma Transfer Ltd. was purchased in December 2004, therefore there is no Pharma Transfer Ltd. financial information included in the United Kingdom operations or assets for the nine months ended September 30, 2004.
(2)	UTEK-ip, Ltd. was purchased in January 2005, therefore there is no financial information included for the nine months ended September 30, 2004.
(3)	Knowledge Express Data Systems was purchased on July 7, 2005, therefore there is no financial information included in the nine months ended September 30, 2004.

8.    Subsequent Events

Subsequent to September 30, 2005, we completed two technology transfers; one to Fuel FX International, Inc. for 3,500,000 unregistered shares of common stock and one to Trio Industries Group, Inc. for 1,213,872 unregistered shares of common stock.

The shares acquired by us in the aforementioned transfers were acquired in tax-free stock-for-stock exchanges and are restricted and may only be resold by us pursuant to the requirements of the Securities Act of 1933. The value of the shares received in connection with such exchanges will be determined based on valuations in accordance with our valuation policy as of the closing date of each transaction.

Our investments in HydroFlo, Inc. and Xethanol Corp. represented 20.5% of Net Assets at September 30, 2005. On November 3, 2005, the $0.24 and $4.00 market closing prices per share of HydroFlo, Inc. and Xethanol Corp., respectively, on the OTC Bulletin Board represented decreases of 70% and 38% from the $0.81 and $6.49 market closing prices per share on September 30, 2005, respectively, which closing prices were used by our board of directors in their determination of the fair value of our investment in these companies at such date. Management estimates that based upon the decline in the market values of HydroFlo, Inc. and Xethanol Corp., our Net Asset value per share would decrease by approximately $0.37 per share or 6.6% from the Net Asset value per share reported in our financial statements at September 30, 2005.

816,330 Shares

UTEK CORPORATION

Common Stock

PROSPECTUS SUPPLEMENT

Piper Jaffray

February 2, 2006